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                                                                  Exhibit 10(SS)

                  BRUSH ENGINEERED MATERIALS INC. PENSION PLAN

                           (June 1, 2000 Restatement)

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                                TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I. - DEFINITIONS AND INTERPRETATION....................................................................       1
         1.1  Definitions......................................................................................       1
                  (1)  Actuary.................................................................................       1
                  (2)  Administrative Committee or Committee...................................................       1
                  (3)  Administrator or Plan Administrator.....................................................       1
                  (4)  Beneficiary.............................................................................       1
                  (5)  Benefit Service.........................................................................       1
                  (6)  Company.................................................................................       1
                  (7)  Controlled Group........................................................................       1
                  (8)  Death Beneficiary.......................................................................       2
                  (9)  Effective Time..........................................................................       2
                  (10)  Employee...............................................................................       2
                  (11)  Employer...............................................................................       2
                  (12)  ERISA..................................................................................       3
                  (13)  Fiduciary..............................................................................       3
                  (14)  Month..................................................................................       3
                  (15)  Named Fiduciaries......................................................................       3
                  (16)  Normal Retirement Date.................................................................       3
                  (17)  Participant............................................................................       3
                  (18)  Pre-2000 Restatement Plan..............................................................       3
                  (19)  Plan...................................................................................       3
                  (20)  Plan Year..............................................................................       3
                  (21)  Schedule...............................................................................       3
                  (22)  Spouse.................................................................................       4
                  (23)  Trust..................................................................................       4
                  (24)  Trust Agreement........................................................................       4
                  (25)  Trustee................................................................................       4
                  (26)  Trust Fund.............................................................................       4
                  (27)  Vesting Service........................................................................       4
         1.2  Construction of Documents........................................................................       4

ARTICLE II. - FUNDING..........................................................................................       6
         2.1  Employer Contributions...........................................................................       6
         2.2  Trust Agreement..................................................................................       6
         2.3  Trust Fund.......................................................................................       6
         2.4  Payment of Benefits..............................................................................       6
         2.5  Expenses.........................................................................................       6
         2.6  Funding Policy...................................................................................       6

ARTICLE III. - ADMINISTRATIVE COMMITTEE........................................................................       7
         3.1  Appointment of Committeemen......................................................................       7
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
         3.2  Certification of Committeemen....................................................................       7
         3.3  Administrative Committee Procedures..............................................................       7
         3.4  Rules of the Administrative Committee............................................................       7
         3.5  Function and Duties..............................................................................       7
         3.6  Reliance on Records..............................................................................       8
         3.7  Revocability of Action by the Administrative Committee...........................................       8
         3.8  Compensation and Expenses........................................................................       9
         3.9  Uniform Administration...........................................................................       9

ARTICLE IV. - CLAIMS AND REVIEW PROCEDURES.....................................................................      10
         4.1  Method of Filing Claim...........................................................................      10
         4.2  Notification to Claimant.........................................................................      10
         4.3  Review Procedure.................................................................................      10

ARTICLE V. - ADMINISTRATION OF THE PLAN AND FIDUCIARY RESPONSIBILITY...........................................      12
         5.1  Responsibility for Administration................................................................      12
         5.2  Named Fiduciaries................................................................................      12
         5.3  Delegation of Fiduciary Responsibilities.........................................................      12
         5.4  Immunities.......................................................................................      12
         5.5  Limitation on Exculpatory Provisions.............................................................      13
         5.6  Appointment of Investment Adviser or Investment Manager..........................................      13

ARTICLE VI. - MISCELLANEOUS PROVISIONS REQUIRED BY THE INTERNAL REVENUE CODE...................................      14
         6.1  General..........................................................................................      14
         6.2  Provision Pursuant to Internal Revenue Code Section 401(a)(2)....................................      14
         6.3  Provision Pursuant to Internal Revenue Code Section 401(a)(8)....................................      14
         6.4  Provision Pursuant to Internal Revenue Code Section 401(a)(4)....................................      14
         6.5  Provision Pursuant to Internal Revenue Code Sections 401(a)(12) and 414(1).......................      15
         6.6  Provision Pursuant to Internal Revenue Code Section 401(a)(14)...................................      15
         6.7  Provision Pursuant to Internal Revenue Code Section 401(a)(15)...................................      15
         6.8  Provision Pursuant to Internal Revenue Code Section 411(a)(10)(B)................................      16
         6.9  Provision Pursuant to Internal Revenue Code Sections 411(a)(11) and 417(e).......................      16
         6.10  Provision Pursuant to Internal Revenue Code Section 411(d)(3)...................................      17
         6.11  Provision Pursuant to Internal Revenue Code Section 415(b)......................................      18
         6.11A    EGTRRA Limitations on Benefits...............................................................      21
         6.12  Provision Pursuant to Internal Revenue Code Section 415(e)......................................      22
         6.13  Other Provisions Under Internal Revenue Code Section 415........................................      25
         6.14  Provision Pursuant to Internal Revenue Code Section 401(a)(9)...................................      25
         6.15  Provision Pursuant to Internal Revenue Code Section 416.........................................      28
                  (1)  Definitions.............................................................................      28
                  (2)  Determination of Top-Heavy Status.......................................................      30
                  (3)  Determination of Extra Top-Heavy Status.................................................      31
                  (4)  Top-Heavy Plan Requirements.............................................................      31
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
                  (5)  Minimum Vesting Requirement.............................................................      31
                  (6)  Minimum Benefit Requirement.............................................................      32
                  (7)  Adjustment to Maximum Benefits and Allocations..........................................      33
                  (8)  Coordination With Other Plans...........................................................      33
                  (9)  Actuarial Assumptions...................................................................      33
                  (10)  Construction...........................................................................      33
                  (11)  Accrued Benefit........................................................................      33
         6.15A    EGTRRA Top-Heavy Provisions..................................................................      34
         6.16  Provision Pursuant to Internal Revenue Code Section 411(d)(6)...................................      35
         6.17  Provision Pursuant to Internal Revenue Code Section 401(a)(17)..................................      35
         6.18  Provision Pursuant to Internal Revenue Code Section 414(u)......................................      37
         6.19  Provision Pursuant to Internal Revenue Code Section 401(a)(31)..................................      37
         6.20  Provision Pursuant to Internal Revenue Code Section 414(n)......................................      39
         6.21  Provision Pursuant to Internal Revenue Code Section 401(a)(13)..................................      39

ARTICLE VII. - MISCELLANEOUS PROVISIONS........................................................................      41
         7.1  Employment Rights................................................................................      41
         7.2  Rights in Trust Fund.............................................................................      41
         7.3  Facility of Payment..............................................................................      41
         7.4  Severability Provision...........................................................................      41
         7.5  Action by Company................................................................................      41

ARTICLE VIII. - HEALTH BENEFITS ACCOUNT........................................................................      42
         8.1  General..........................................................................................      42
         8.2  Health Benefits Account..........................................................................      42
         8.3  Subordination of Health Benefits.................................................................      42
         8.4  Qualified Transfers of Excess Pension Assets to the Health Benefits Account......................      42
         8.5  Special Vesting Requirements.....................................................................      42
         8.6  Payment of Qualified Current Retiree Health Liabilities..........................................      43
         8.7  Definitions......................................................................................      43

ARTICLE IX. - EMPLOYERS........................................................................................      45
         9.1  Adoption by Other Employers......................................................................      45
         9.2  Costs and Expenses to be Shared..................................................................      45

ARTICLE X. - DETERMINATION OF PARTICIPATION AND BENEFITS.......................................................      46
         10.1  Employment Termination Prior to June 1, 2000....................................................      46
         10.2  Coverage and Participation......................................................................      46
         10.3  Benefits........................................................................................      46

ARTICLE XI. - MERGER OF CERTAIN PLANS INTO THE PLAN............................................................      48
         11.1  Merger of Plans.................................................................................      48
         11.2  Determination of Benefits for Merged Plans and Merged Prior Plans...............................      48
         11.3  Merger of TMI Plan..............................................................................      48
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
         11.4  Merger of WAM Plan..............................................................................      48
         11.5  Overriding Provisions...........................................................................      49

ARTICLE XII. - AMENDMENT.......................................................................................      50
         12.1  Right to Amend..................................................................................      50
         12.2  Procedures for Amendment........................................................................      50

ARTICLE XIII. - TERMINATION....................................................................................      51
         13.1  Right to Terminate or Withdraw..................................................................      51
         13.2  Application of Assets Upon Termination..........................................................      51
         13.3  Partial Termination.............................................................................      51

ARTICLE XIV. - EFFECTIVE DATE..................................................................................      52
         14.1     General......................................................................................      52
         14.2     GUST Effective Dates.........................................................................      52
         14.3     EGTRRA Compliance............................................................................      52

SCHEDULE A  SALARIED EMPLOYEES OF THE COMPANY,  BEM SERVICES, INC., BRUSH CERAMIC PRODUCTS INC., BRUSH
         INTERNATIONAL, INC., BRUSH RESOURCES INC., BRUSH WELLMAN INC., AND ZENTRIX TECHNOLOGIES INC...........      A1

ARTICLE I. - DEFINITIONS.......................................................................................      A1
         1.1  Definitions......................................................................................      A1
                  (1)  Accrued Benefit.........................................................................      A1
                  (2)  Actuarial Equivalent....................................................................      A1
                  (3)  Age A1
                  (4)  Anticipated Benefit.....................................................................      A1
                  (5)  Beneficiary.............................................................................      A1
                  (6)  Covered Employee........................................................................      A1
                  (7)  Death Beneficiary.......................................................................      A3
                  (8)  Earnings................................................................................      A3
                  (9)  Employer................................................................................      A4
                  (10)  Employment Commencement Date...........................................................      A4
                  (11)  Employment Severance and Employment Severance Date.....................................      A4
                  (12)  Final Average Monthly Pay..............................................................      A4
                  (13)  Hour of Service........................................................................      A5
                  (14)  Long-Term Disability Benefit Contract..................................................      A7
                  (15)  Normal Retirement Date.................................................................      A7
                  (16)  Pension Commencement Date..............................................................      A7
                  (17)  Pensioner..............................................................................      A7
                  (18)  Pre-1981 Restatement Plan..............................................................      A7
                  (19)  Primary Social Security Amount.........................................................      A8
                  (20)  Qualifying Employment Severance and Qualifying Employment Severance Date...............      A9
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
                  (21)  Reemployment Commencement Date.........................................................      A9
                  (22)  Retirement.............................................................................      A9
                  (23)  Service and Years of Service...........................................................      A9
                  (24)  Year of Benefit Service................................................................     A11
                  (25)  Year of Eligibility Service............................................................     A11
                  (26)  Year of Vesting Service................................................................     A11

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION.......................................................     A12
         2.1  Commencement of Participation....................................................................     A12

ARTICLE III. - PENSION AND DEATH BENEFITS......................................................................     A13
         3.1  Pensions Prior to June 1, 2000...................................................................     A13
         3.2  Regular Pension..................................................................................     A13
         3.3  Normal Retirement Pension........................................................................     A15
         3.4  Early Retirement Pension.........................................................................     A15
         3.5  Special Early Retirement Pension.................................................................     A16
         3.6  Deferred Vested Pension..........................................................................     A17
         3.7  Disability Benefits..............................................................................     A18
         3.8  Pre-Retirement Surviving Spouse Pension..........................................................     A19
         3.9  Post-Retirement Death Benefit....................................................................     A21

ARTICLE IV. - OPTIONAL FORMS OF BENEFITS.......................................................................     A22
         4.1  50% Qualified Joint and Survivor Annuity.........................................................     A22
         4.2  Other Options....................................................................................     A22
         4.3  Small Lump Sum Option............................................................................     A25
         4.4  Participant Elections............................................................................     A25

ARTICLE V. - VARIOUS PROVISIONS CONCERNING PENSIONS............................................................     A27
         5.1  Application for Pensions.........................................................................     A27
         5.2  Payment of Pensions..............................................................................     A27
         5.3  No Duplication of Benefits.......................................................................     A28
         5.4  Transfers To and From Plan Coverage..............................................................     A28
         5.5  Reemployment of Pensioners.......................................................................     A28
         5.6  Employee Contributions...........................................................................     A32
                  (1)  General.................................................................................     A32
                  (2)  Increased Pensions......................................................................     A32
                  (3)  Withdrawal of Contributions.............................................................     A32
                  (4)  Return of Employee Contributions........................................................     A33

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
SCHEDULE AI COVERED PLANTS, LOCATIONS, OPERATING UNITS AND CLASSIFICATIONS OF EMPLOYEES........................     A36

SCHEDULE B  HOURLY EMPLOYEES OF BEM SERVICES, INC., BRUSH CERAMIC PRODUCTS INC., BRUSH RESOURCES INC., BRUSH
         WELLMAN INC., METALS ENGINEERING COMPANY, AND ZENTRIX TECHNOLOGIES INC................................      B1

ARTICLE I. - SPECIAL DEFINITIONS...............................................................................      B1
         1.1  Definitions......................................................................................      B1
                  (1)  Accrued Benefit.........................................................................      B1
                  (2)  Actuarial Equivalent....................................................................      B1
                  (3)  Beneficiary.............................................................................      B1
                  (4)  Break in Service and 1-Year Break in Service............................................      B1
                  (5)  Covered Employee........................................................................      B2
                  (6)  Deferred Vested Pension.................................................................      B3
                  (7)  Delta Mill Employee.....................................................................      B3
                  (8)  Disability Pension......................................................................      B3
                  (9)  Early Retirement Pension................................................................      B3
                  (10)  Employer...............................................................................      B3
                  (11)  Hour of Service........................................................................      B3
                  (12)  Normal Retirement Date.................................................................      B5
                  (13) [Reserved]..............................................................................      B5
                  (14)  Pension Commencement Date..............................................................      B5
                  (15)  Pensioner..............................................................................      B5
                  (16)  Pre-Retirement Death Surviving Spouse Pension..........................................      B5
                  (17)  Qualifying Termination.................................................................      B5
                  (18)  Retirement.............................................................................      B6
                  (19)  Service and Years of Service...........................................................      B6
                  (20)  Year of Benefit Service................................................................      B9
                  (21)  Year of Eligibility Service............................................................      B9
                  (22)  Year of Vesting Service................................................................      B9

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION.......................................................     B10
         2.1  Commencement of Participation....................................................................     B10
         2.2  Termination of Participation.....................................................................     B10

ARTICLE III. - ELIGIBILITY FOR PENSIONS........................................................................     B11
         3.1  Benefits for Former Employees Terminated before June 1, 2000.....................................     B11
         3.2  Normal Retirement................................................................................     B11
         3.3  Early Retirement.................................................................................     B11
         3.3A  Special Early Retirement Pension................................................................     B11
         3.4  Deferred Vested Terminations.....................................................................     B12
         3.5  Disability Retirement............................................................................     B12
         3.6  Pre-Retirement Death Surviving Spouse Pension....................................................     B12
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
         3.7  Non-Duplication of Early Retirement, Disability and Deferred Vested Pensions.....................     B13
         3.8  [Reserved].......................................................................................     B13
         3.9  Death Benefit for Certain Employees Who Die Prior to Age 55......................................     B13
         3.10  Death Benefit for Certain Participants Who Commence Disability Pension Prior to Age 55..........     B13
         3.11  Transfers of Employment.........................................................................     B13

ARTICLE IV. - PENSION AND DEATH BENEFITS.......................................................................     B14
         4.1  Regular Pensions.................................................................................     B14
         4.2  Normal Retirement Pensions.......................................................................     B19
         4.3  Early Retirement Pensions........................................................................     B19
         4.3A  Special Early Retirement Pensions...............................................................     B19
         4.4  Deferred Vested Pensions.........................................................................     B20
         4.5  Disability Pensions..............................................................................     B20
         4.6  Pre-Retirement Death Surviving Spouse Pensions...................................................     B20
         4.7  Optional Forms of Benefits.......................................................................     B22
                  (1)  Early Income Option.....................................................................     B22
                  (2)  Joint Pensioner Option..................................................................     B23
                  (3)  Automatic Qualified Joint and Survivor Annuity Benefit..................................     B23
         4.7A  Small Lump Sum Option...........................................................................     B25
         4.8  Participant Elections............................................................................     B25
         4.9  Special Age 65 Benefit...........................................................................     B26
         4.10  Death Benefit for Certain Employees Who Die Prior to Age 55.....................................     B26
         4.11  Death Benefit for Certain Participants Who Commence Disability Pension Prior to Age 55..........     B26
         4.12  Increased Pre-Retirement Death Surviving Spouse Pension for Certain Employees Who Die Prior to
                  Age 65.......................................................................................     B27
         4.13  Newburyport Employees...........................................................................     B27

ARTICLE V. - VARIOUS PROVISIONS CONCERNING PENSIONS............................................................     B28
         5.1  Application for Pensions.........................................................................     B28
         5.1A Commencement and Duration of Pensions............................................................     B28
         5.2  Payment of Pensions..............................................................................     B29
         5.2A Deduction of Other Benefits......................................................................     B30
         5.3  Transfers To and From Plan Coverage..............................................................     B31
         5.4  Reemployment of Pensioners.......................................................................     B31


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
SCHEDULE BI COVERED PLANTS, LOCATIONS, OPERATING UNITS AND CLASSIFICATIONS OF EMPLOYEES........................     B35

SCHEDULE C SALARIED AND HOURLY EMPLOYEES OF TECHNICAL MATERIALS, INC...........................................      C1

ARTICLE I. - SPECIAL DEFINITIONS...............................................................................      C1
         1.1      Definitions..................................................................................      C1
                  (1)  Accrued Benefit.........................................................................      C1
                  (2)  Actuarial Equivalent....................................................................      C1
                  (3)  Age C1
                  (4)  Beneficiary.............................................................................      C1
                  (4A)  Controlled Group.......................................................................      C1
                  (5)  Covered Employee........................................................................      C1
                  (6)  Death Beneficiary.......................................................................      C2
                  (7)  Earnings................................................................................      C3
                  (8)  Employer................................................................................      C3
                  (8A)  Employment Commencement Date...........................................................      C4
                  (9)  Employment Severance and Employment Severance Date......................................      C4
                  (10)  Final Average Monthly Pay..............................................................      C4
                  (11)  Hour of Service........................................................................      C4
                  (12)  Long-Term Disability Benefit Contract..................................................      C6
                  (13)  Normal Retirement Date.................................................................      C6
                  (14)  Pension Commencement Date..............................................................      C6
                  (15)  Pensioner..............................................................................      C7
                  (16)  Pre-1985 Plan..........................................................................      C7
                  (17)  Plan Year..............................................................................      C7
                  (17A)  Qualifying Employment Severance and Qualifying Employment Severance Date..............      C7
                  (18)  Reemployment Commencement Date.........................................................      C7
                  (19)  Retirement.............................................................................      C7
                  (20)  Service and Years of Service:..........................................................      C7
                  (21)  Year of Benefit Service................................................................      C9
                  (22)  Year of Eligibility Service............................................................      C9
                  (23)  Year of Vesting Service................................................................      C9

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION IN THE PLAN...........................................     C10
         2.1  Commencement of Participation....................................................................     C10

ARTICLE III. - PENSION AND DEATH BENEFITS......................................................................     C11
         3.1  Pensions Prior to June 1, 2000...................................................................     C11
         3.2  Normal Retirement Pension........................................................................     C11
         3.3  Late Retirement Pension..........................................................................     C11
         3.4  Early Retirement Pension.........................................................................     C11
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
         3.5  Deferred Vested Pension..........................................................................     C12
         3.6  Disability Retirement for Certain Hourly Covered Employees.......................................     C12
         3.7  Disability Benefits for Certain Salaried Covered Employees.......................................     C13
         3.8  Pre-Retirement Surviving Spouse Pension..........................................................     C14
         3.9  [Reserved].......................................................................................     C16
         3.10  Normal Form of Benefit Payments.................................................................     C17

ARTICLE IV. - OPTIONAL FORMS OF BENEFITS.......................................................................     C18
         4.1  50% Qualified Joint and Survivor Annuity.........................................................     C18
         4.2  Other Options....................................................................................     C18
         4.3  Small Lump Sum Option............................................................................     C19
         4.4  Participant Elections............................................................................     C19

ARTICLE V. - VARIOUS PROVISIONS CONCERNING PENSIONS............................................................     C22
         5.1  Application for Pensions.........................................................................     C22
         5.2  Payment of Pensions..............................................................................     C22
         5.3  No Duplication of Benefits.......................................................................     C23
         5.4  Transfers To and From Plan Coverage..............................................................     C23
         5.5  Reemployment of Pensioners.......................................................................     C23

ARTICLE VI - ACTUARIAL DETERMINATIONS..........................................................................     C27
         6.1  Actuarial Determinations.........................................................................     C27

ARTICLE VII. - TMI PENSION PLAN FOR SALARIED EMPLOYEES.........................................................     C29
         7.1  Crediting of Earnings, Years of Eligibility Service, Years of Vesting Service and Years of
                  Benefit Service..............................................................................     C29
         7.2  Accrued Benefit..................................................................................     C29

SCHEDULE D  SALARIED AND HOURLY EMPLOYEES OF WILLIAMS ADVANCED MATERIALS INC...................................      D1

ARTICLE I. - SPECIAL DEFINITIONS...............................................................................      D1
         1.1      Definitions..................................................................................      D1
                  (1)  Accrued Benefit.........................................................................      D1
                  (2)  Actuarial Equivalent....................................................................      D1
                  (2A)  Controlled Group.......................................................................      D2
                  (3)  Covered Compensation....................................................................      D2
                  (4)  Covered Employee........................................................................      D2
                  (5)  Credited Service........................................................................      D2
                  (6)  Employer................................................................................      D6
                  (7)  Years of Credited Service, Hours of Service and Breaks in Service.......................      D6

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION.......................................................      D8
         2.1  Commencement of Participation....................................................................      D8
         2.2  Change in Employment Classification..............................................................      D8
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
ARTICLE III. - PENSION BENEFITS................................................................................      D9
         3.1  Normal Retirement Pension........................................................................      D9
         3.2  Early Retirement Pension.........................................................................      D9
         3.3  Deferred Vested Pension..........................................................................      D9

ARTICLE IV. - AMOUNT OF BENEFIT................................................................................     D10
         4.1  Normal Retirement Benefit........................................................................     D10
         4.2  Early Retirement Benefit.........................................................................     D10
         4.3  Deferred Vested Retirement Benefit...............................................................     D10
         4.4  Late Retirement Benefit..........................................................................     D10
         4.5  Annual Compensation..............................................................................     D10

ARTICLE V. - PAYMENT OF RETIREMENT BENEFITS....................................................................     D13
         5.1  Retirement Benefit Commencement Date.............................................................     D13
         5.2  Normal Method of Payment - Unmarried Participant.................................................     D14
         5.3  Normal Method of Payment - Married Participant...................................................     D14
         5.4  Married Participant's Options....................................................................     D14
         5.4A  Unmarried Participant's Options.................................................................     D16
         5.5  Optional Forms of Payment........................................................................     D17
         5.6  Small Payment Provisions.........................................................................     D18
         5.7  Qualified Preretirement Survivor Annuity.........................................................     D18
         5.8  TEFRA Distribution Election......................................................................     D20
         5.1  Retirement Benefit Commencement Date.............................................................      D13
         5.2  Normal Method of Payment - Unmarried Participant.................................................      D14
         5.3  Normal Method of Payment - Married Participant...................................................      D14
         5.4  Married Participant's Options....................................................................      D14
         5.4A  Unmarried Participant's Options.................................................................      D16
         5.5  Optional Forms of Payment........................................................................      D17
         5.6  Small Payment Provisions.........................................................................      D18
         5.7  Qualified Preretirement Survivor Annuity.........................................................      D18
         5.8  TEFRA Distribution Election......................................................................      D20
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                  BRUSH ENGINEERED MATERIALS INC. PENSION PLAN
                           (June 1, 2000 Restatement)

                  Brush Engineered Materials Inc., an Ohio corporation, pursuant to the order of its Board of Directors, hereby (amends and) restates, effective as provided herein, the Brush Engineered Materials Inc. Pension Plan, which is currently maintained under a document titled Brush Wellman Inc. Pension Plan for Salaried Employees (As Amended and Restated as of June 1, 1994, as amended).

ARTICLE I. - DEFINITIONS AND INTERPRETATION

                  1.1 Definitions. Except as otherwise provided in an applicable
Schedule to the Plan, the following terms when used herein with initial capital letters shall have the following respective meanings unless the context clearly indicates otherwise:

                  (1) Actuary: An individual actuary who is an enrolled actuary under the provisions of Section 3042 of ERISA or a firm of actuaries, at least one of whose members is such an enrolled actuary, which individual or firm is selected from time to time by the Company.

                  (2) Administrative Committee or Committee: The committee provided for in Article III.

                  (3) Administrator or Plan Administrator: The Company.

                  (4) Beneficiary: A Participant's Death Beneficiary, his Spouse or any other person (other than such Participant) who is or becomes entitled under the Plan, or under an option or options permitted by the terms of the Plan, to receive any part or all of a pension or other benefit payable with respect to such Participant.

                  (5) Benefit Service: With respect to a Participant, the service used to determine the amount of any benefit under the applicable
Schedule.

                  (6) Company: Brush Wellman Inc., an Ohio corporation, in respect of periods prior to the Effective Time and Brush Engineered Materials
Inc., an Ohio corporation, in respect of periods from and after the Effective
Time.

                  (7) Controlled Group: The Company and any corporation which is a member of a controlled group of corporations of which the Company is also a member, as determined under Section 1563(a) of the Internal Revenue Code, without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of the Internal
Revenue Code. Furthermore, the term shall include any trade or business (whether or not incorporated) which is a member of a group under common control of which the Company is also a member, as determined under Section 414(c) of the Internal
Revenue Code. The term also shall include each organization which is a member of an affiliated service group of which the Company is also a member, as determined under Section 414(m) of the Internal Revenue Code, and any entity, other than the Company, which is required to be aggregated with the Company under Section
414(o) of the


                                      -1-

Internal Revenue Code. Each corporation or unincorporated trade or business that is or was a member of the Controlled Group shall be referred to as a "Controlled Group Member" but only during such period as it is or was a member of the Controlled Group.

                  (8) Death Beneficiary: (a) A Participant's Death Beneficiary shall be his Spouse if such Spouse survives him, and if such Spouse's death occurs after the Participant's death, the Participant's Death Beneficiary shall be such Spouse's estate.

                  (b) If a Participant has no Spouse at the time of his death or his Spouse consents (in the manner hereinafter described in this paragraph (b)) to the designation hereinafter provided for in this paragraph (b), his Death Beneficiary shall be such person or persons (other than, or in addition to, his Spouse in the case of a married Participant) as may be designated by a Participant as his death beneficiary or contingent death beneficiary under the Plan. Such a designation may be made, revoked or changed only by an instrument (in a form acceptable to the Committee) which is signed by the Participant, which, if he has a Spouse, includes his Spouse's written consent to the action to be taken pursuant to such instrument (unless such action results in the Spouse being named as the Participant's sole Death Beneficiary), and which is filed with the Committee before the Participant's death. A Spouse's written consent required by this paragraph (b) shall be signed by the Spouse, shall acknowledge the effect of such consent, shall be witnessed by any person designated by the Committee as a Plan representative or by a notary public and shall be effective only with respect to such Spouse. A person designated by a Participant as a Death Beneficiary who ceases to exist shall not be entitled to any payment thereafter to be made to the Participant's Death Beneficiary; provided, however, that if a Participant's designation includes his Spouse, such Spouse's death occurs after the Participant's death and such designation does not provide that payments otherwise to be made to the Spouse shall be made to some other person or persons after such Spouse's death, such payments shall be made to the Spouse's estate. At any time when all the persons designated by the Participant as his Death Beneficiary have ceased to exist, his Death Beneficiary shall be his Spouse or, if he does not then have a Spouse (and his Spouse's estate is not entitled to payments pursuant to the provisions of the immediately preceding sentence), such relative or relatives of the Participant (by blood, marriage or adoption) and in such proportions as the Committee may select, or, in the discretion of the Committee, the Participant's estate.

                  (c) If a Participant has no Spouse and he has not made an effective Death Beneficiary designation pursuant to paragraph (b) above, his Death Beneficiary shall be determined by the Committee as provided in the last sentence of such paragraph (b).

                  (9) Effective Time: The "Effective Time" as defined in that certain Agreement of Merger executed or to be executed by and among Brush Merger Co., Brush Wellman Inc., and Brush Engineered Materials Inc.

                  (10) Employee: An employee of any Controlled Group Member.

                  (11) Employer: The Company and any other Controlled Group Member that is an Employer as determined in accordance with Article IX.

                  (12) ERISA: The Employee Retirement Income Security Act of 1974, as the same has been and may be amended from time to time.

                  (13) Fiduciary: Any person who (A) exercises any discretionary authority or discretionary control respecting management of the Plan or the Trust Fund or exercises any authority or control respecting management or disposition of assets of the Trust Fund, (B) renders investment advice for a fee or other compensation, direct or indirect, with respect to any part of the Trust Fund, or has any authority or responsibility to do so, or (C) has any discretionary authority or discretionary responsibility in the administration of the Plan or the Trust Fund. The term "Fiduciary" shall also include any person to whom a Named Fiduciary delegates any of its or his fiduciary responsibilities in accordance with the provisions of the Plan or Trust Agreement.

                  (14) Month: A calendar month.

                  (15) Named Fiduciaries: The persons designated in or pursuant to Section 5.2.

                  (16) Normal Retirement Date: The date on which an Employee attains his Normal Retirement Date as defined under the Schedule applicable to such Employee.

                  (17) Participant: A person who has satisfied the eligibility requirements to participate in the Plan and whose participation has not terminated, provided that where the term "Participant" is used in a Schedule, it shall mean a person who has satisfied the eligibility requirements for participation under such Schedule and whose participation in the Plan has not terminated.

                  (18) Pre-2000 Restatement Plan: The provisions of the Plan as in effect prior to June 1, 2000 at the time or times relevant or applicable with respect to a Participant, including to the extent relevant or applicable the provisions of any plan that has been merged into the Plan as described in
Article XI (hereinafter referred to as a "Merged Plan") and the provisions of any plan that was merged with or into a Merged Plan prior to the time the Merged Plan was merged into the Plan as in effect at the time or times relevant or applicable with respect to a Participant, or as any or all of such provisions may be amended as provided in Article XII.

                  (19) Plan: Brush Engineered Materials Inc. Pension Plan, as the same is hereby and may hereafter be amended or restated from time to time.

                  (20) Plan Year: The twelve-month period from June 1 through the next following May 31.

                  (21) Schedule: Each schedule of the Plan providing the terms and conditions of benefits under the Plan as in effect from time to time. (Each such schedule is a part of the Plan and a part of this instrument.)

                  (22) Spouse: The person to whom a Participant is legally married at the specified time and subject to such other requirements as shall be set forth in particular provisions of the Plan.

                  (23) Trust: The trust created by the Trust Agreement.

                  (24) Trust Agreement: The pension trust agreement between the Company and the Trustee providing among other things for the Trust and for the Trust Fund, as the same may be amended, supplemented or restated from time to time.

                  (25) Trustee: The trustee under the Trust Agreement.

                  (26) Trust Fund: The trust estate held in trust under the provisions of the Plan and Trust Agreement, without distinction as to principal or income.

                  (27) Vesting Service: With respect to a Participant, the service used to determine vesting under an applicable Schedule.

                  1.2 Construction of Documents. (1) Unless the context clearly otherwise requires, masculine words wherever used in the Plan or in the Trust Agreement shall include feminine and neuter words.

                  (2) Unless the context clearly otherwise requires, wherever the word "person" appears in the Plan, it shall refer to both natural and legal persons.

                  (3) Where headings have been supplied for portions of the Plan and of the Trust Agreement (other than the headings to the subsections in Section 1.1), they have been supplied for convenience only and are not to be taken as limiting or extending the meaning of any of such portions of such documents.

                  (4) A number of the provisions of the Plan and of the Trust Agreement are designed to contain provisions required or contemplated by certain federal laws and/or regulations thereunder. All such provisions are intended to have the meaning required or contemplated by such provisions of such law or regulations and shall be construed in accordance with valid regulations and valid published governmental rulings and interpretations of such provisions. In applying such provisions of the Plan or of the Trust Agreement, each Fiduciary may rely (and shall be protected in relying) on any determination or ruling made by any agency of the United States Government that has authority to issue regulations, rulings or determinations with respect to the federal law thus involved.

                  (5) Except to the extent federal law controls, the Plan and Trust Agreement shall be governed, construed and administered according to the laws of the State of Ohio. All persons accepting or claiming benefits under the Plan or Trust Agreement shall be bound by and deemed to consent to their provisions.

                  (6) Where section references appear in a Schedule, such references shall apply to the sections of such Schedule unless the context clearly implies otherwise.

ARTICLE II. - FUNDING

                  2.1 Employer Contributions. Each Employer shall contribute and pay into the Trust Fund in cash or in property of any kind, to be held and administered in trust pursuant to the terms of the Plan and the Trust Agreement, such amounts and at such times as the Employer shall from time to time determine. The value of any property so contributed shall be its fair market value at the time it is so contributed. Each such contribution shall be on the condition that the contribution is deductible under Section 404 of the Internal Revenue Code (or any successor thereto).

                  2.2 Trust Agreement. The Company has executed the Trust Agreement for the purpose of creating a trust to provide for the payment of benefits under the provisions of the Plan. The Trustee in its relation to the Plan shall be entitled to all the rights, privileges, immunities and benefits conferred upon it, and shall be subject to all the duties and responsibilities imposed upon it, under the Plan and the Trust Agreement. The Trust Agreement is hereby incorporated into the Plan by reference. Each Employer, by adopting the Plan, approves the Trust Agreement and any amendment or supplement thereto which may be adopted in accordance with the terms of the Trust Agreement.

                  2.3 Trust Fund. The Trust Fund shall be held in trust by the Trustee and shall be administered in accordance with the provisions of the Trust Agreement. Neither the Trustee, the Administrative Committee, the Actuary nor any Employer in any manner guarantees the Trust Fund or any part thereof against loss or depreciation.

                  2.4 Payment of Benefits. Except as provided by applicable law,
(A) all payments of benefits provided for in the Plan (less any deductions provided for in the Plan) shall be made solely out of the Trust Fund, (B) neither the Actuary, any Employer nor the Trustee (in its individual capacity) shall be in any manner liable for benefits payable under the Plan and (C) such benefits shall be only such as can be provided by the assets in the Trust Fund.

                  2.5 Expenses. Except as otherwise provided in the Plan, in the Trust Agreement or by applicable law, all expenses of administering the Plan and Trust, including fees assessed against the Plan, the Trust, the Trustee, the Plan Administrator, the Company, the other Employers and the Administrative Committee, shall be paid from the Trust Fund as a general charge thereon, unless the Company or another Employer elects to make payment thereof directly from its general assets; provided, however, that no person who receives full-time pay from an employer shall be entitled to compensation in violation of Section 408(c)(2) of ERISA. Notwithstanding the foregoing, any fees and expenses of the Actuary for services rendered in connection with the termination or partial termination of the Plan shall be considered expenses of (and shall be paid from) the Trust Fund.

                  2.6 Funding Policy. To the extent such has not already been done, the Company shall determine, establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of law.

ARTICLE III. - ADMINISTRATIVE COMMITTEE

                  3.1 Appointment of Committeemen. The Administrative Committee shall consist of three or more committeemen who may be, but are not required to be, Participants, Employees or directors of an Employer. The committeemen and their successors shall be appointed by the Chief Executive Officer of the Company to serve for such terms as such Chief Executive Officer may fix, and appointees shall signify their acceptance thereof in writing to such Chief Executive Officer. Any committeemen may be removed at any time by the Chief Executive Officer of the Company, who may also increase, or decrease to not less than three, the number of committeemen. Any committeeman may resign by delivering his written resignation to the Chief Executive Officer of the Company. Upon the existence of any vacancy in the membership of the Administrative Committee, the Chief Executive Officer of the Company shall appoint a successor, unless the number of committeemen is decreased as above provided.

                  3.2 Certification of Committeemen. The Company shall certify the number and names of the members of the Administrative Committee to the Trustee. The Trustee may rely upon such certification until it receives written notice from the Company as to a change in the membership of the Administrative Committee.

                  3.3 Administrative Committee Procedures. The Administrative Committee may adopt, and amend from time to time, such rules for its government and the conduct of its business as it deems advisable, including a rule authorizing one or more of its members or its officers to execute instruments on its behalf evidencing its action and the Trustee and any other persons may rely on any instrument signed by such a person or persons so authorized as properly evidencing the action of the Administrative Committee. The Administrative Committee may from time to time, by resolution adopted by it, delegate to one or more of its members or officers, to a sub-committee or sub-committees or to an agent or agents of the Administrative Committee, such of its functions and duties as the Administrative Committee deems advisable. The Administrative Committee shall elect its chairman from its membership, and may elect other officers who need not be committeemen. Except as may otherwise be provided by rules or procedures adopted by the Administrative Committee, the Administrative Committee may act by majority action either at a meeting or in writing without a meeting and any action which purports to be an action of the Administrative Committee and which is evidenced by the signatures of a majority of the committeemen shall be deemed to be the action of the Administrative Committee.

                  3.4 Rules of the Administrative Committee. The Administrative Committee may from time to time adopt rules for the administration of the Plan. Such rules may be amended by the Administrative Committee from time to time, but such rules, as the same may be amended, (A) insofar as they apply to the rights of Participants, shall be uniform in their application to all Participants who are similarly situated, and (B) shall not be inconsistent with the terms of the Plan or Trust Agreement.

                  3.5 Function and Duties. (1) The Administrative Committee shall have such functions and duties and only such functions and duties as are specifically conferred upon it by the Plan or the Trust Agreement or as may be delegated to it pursuant to
Section 5.3. A committeeman shall not be disqualified from acting because of any interest, benefit or advantage, inasmuch as committeemen may be directors of an Employer, Employees or Participants, but no committeeman shall vote or act in connection with the Administrative Committee's action relating solely to himself. Except as may be required by law, no bond or other security need be required by any committeeman in such capacity in any jurisdiction.

                  (2) The Administrative Committee may interpret the provisions of the Plan, determine the rights and status under the Plan of Participants and other persons, decide disputes arising under the Plan, remedy any ambiguities, inequities or inconsistencies in the Plan, determine the eligibility of former Employees and other persons to benefits under the Plan and make any findings of fact necessary for the determination of any benefits payable hereunder and the amount thereof. Subject to the provisions of Section 3.7 and Article III, such determinations and findings made in good faith shall be final and conclusive, to the extent permitted by law, as to all persons for all purposes of the Plan. The Administrative Committee shall direct the Trustee relative to benefits to be paid under the Plan (or cause the Trustee to be so directed) and shall furnish the Trustee with any information reasonably required by it for the purpose of the payment of such benefits.

                  (3) The Administrative Committee may adopt, and amend from time to time, such actuarial factors, tables, assumptions and procedures to be used for actuarial valuations and determinations of the normal cost and actuarial requirements of the Plan as the Committee deems necessary or desirable.

                  (4) The Administrative Committee may employ such clerical, legal, actuarial, accounting or other assistance as it deems necessary or advisable for the proper performance of its functions and duties under the Plan.

                  (5) Although various provisions of the Plan provide for the filing with the Administrative Committee of various instruments, the Company may, by general announcement, specifically designate some other person(s) with whom or which any or all such instruments may be filed.

                  3.6 Reliance on Records. The Administrative Committee may rely upon the records of any Controlled Group Member, the Actuary or the Trustee or upon any certificate, statement or other representation made to it by an Employee, a Participant, a Beneficiary, any Controlled Group Member, the Actuary or the Trustee or any director or officer of any Controlled Group Member concerning any fact required to be determined under any of the provisions of the Plan and shall not be required to make inquiry into the propriety of any action by any Controlled Group Member, the Actuary or the Trustee.

                  3.7 Revocability of Action by the Administrative Committee. Any action taken by the Administrative Committee with respect to the rights or benefits of any person under the Plan shall be revocable by the Administrative Committee as to payments or distributions not theretofore made, pursuant to such action, from the Trust Fund; and appropriate adjustments may be made in future payments or distributions to a Participant or his Beneficiaries to offset any excess payment or underpayment theretofore made to such Participant or his Beneficiaries from the Trust Fund.

                  3.8 Compensation and Expenses. The members of the Administrative Committee shall serve without compensation for their services as committeemen unless the Chief Executive Officer of the Company shall provide for compensation for such services. The reasonable expenses of the Administrative Committee shall be paid as provided in Section 2.5; provided, however, that any reasonable expenses of the Administrative Committee that cannot be or are not paid from the Trust Fund shall be paid by the Employers.

                  3.9 Uniform Administration. All action taken by the Administrative Committee under the Plan shall treat all persons similarly situated in a uniform and consistent manner.

ARTICLE IV. - CLAIMS AND REVIEW PROCEDURES

                  4.1 Method of Filing Claim. Any Participant or Beneficiary who believes that he is entitled to have received a benefit under the Plan which he has not received may file with the personnel office of the Company a written claim, signed by him or his duly authorized representative, specifying the basis for his claim and the facts upon which he relies in making such claim. Such claim shall be deemed filed when delivered to such personnel office which shall promptly transmit such claim to the Administrative Committee.

                  4.2 Notification to Claimant. Each specific application for a benefit which is denied shall be accompanied by written notification of such denial by the Administrative Committee or its designee. Except as provided in the immediately following sentence, such notification shall specify the reasons for the denial, making specific reference to pertinent Plan provisions, and advising the claimant of the procedure for the appeal of the denial. For an application for a benefit filed after December 31, 2001, the notification shall include the following: (i) specific reason or reasons for the adverse determination, (ii) reference to the specific Plan provisions on which the determination is based, (iii) a description of any additional material or information necessary for the applicant to perfect the application and an explanation of why such material or information is necessary, and (iv) a description of the Plan's review procedures and the time limits applicable to such procedures, including a statement regarding the right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review. For an application for a benefit filed after December 31, 2001, the Administrative Committee shall notify the claimant of the Plan's adverse benefit determination within a reasonable period of time, but not later than 90 days after receipt of the application by the Administrative Committee, unless the Administrative Committee determines that special circumstances require an extension of time for processing the application. If an extension of time for processing the application is needed, written notice of the extension will be furnished to the claimant prior to the termination of the initial 90-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Administrative Committee expects to render the benefit determination. The extension of time for processing the application will not exceed a period of 90 days from the end of such initial period.

                  4.3 Review Procedure. A Participant or Beneficiary, or his or her duly authorized representative, may appeal a denial of his or her claim for a benefit under the Plan by filing with the personnel office of the Company a written request for a review of the claim. An appeal must be submitted in writing within 60 days after the denial and must (i) request a review of the claim for benefits under the Plan, (ii) set forth all of the grounds upon which the claimant's request for review is based and any facts in support thereof, and
(iii) set forth any issues or comments which the claimant deems pertinent to the appeal. A Named Fiduciary designated by the Chief Executive Officer of the Company shall conduct a full and fair review of the claim so filed within such 60-day period. For an application for a benefit filed after December 31, 2001, without limiting the foregoing provisions of this Section 4.3, the claimant will be given the opportunity to submit written comments, documents, records, and other information relating to the application for benefits. Except as provided in the immediately following sentence, the Named Fiduciary will act upon each appeal within 60 days after receipt thereof unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible, but not later than 120 days after the appeal is received. For an application for a benefit filed after December 31, 2001, the Named Fiduciary will act upon each appeal within a reasonable period of time, but not later than 60 days after receipt thereof unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible, but not later than 120 days after the appeal is received. For an application for a benefit filed after December 31, 2001, if an extension of time for processing the application is needed, the Named Fiduciary will furnish written notice of the extension to the claimant prior to the termination of the initial 60-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date by which the Named Fiduciary expects to render the determination on review. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Named Fiduciary, provided said Named Fiduciary finds that the requested documents or materials are pertinent to the appeal. For an application for a benefit filed after December 31, 2001, a claimant will be provided upon submission of a written request to the Named Fiduciary and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's application for benefits. On the basis of its review, the Named Fiduciary will make an independent determination of the claimant's eligibility for benefits under the Plan. For an application for a benefit filed after December 31, 2001, the review by the Named Fiduciary will take into account all comments, documents, records, and other information submitted by the claimant relating to the application, without regard to whether such information was submitted or considered in the initial benefit determination. The decision of the Named Fiduciary on any claim for benefits will be final and conclusive upon all parties thereto. Except as provided in the immediately following sentence, in the event said Named Fiduciary denies an appeal in whole or in part, it will give written notice of the decision to the claimant, which notice will set forth in a manner calculated to be understood by the claimant the specific reasons for such denial and will make specific reference to the pertinent Plan provisions on which the decision was based. For an application for a benefit filed after December 31, 2001, said Named Fiduciary will provide the claimant with written notification of the Plan's benefit determination on review, which notice, in case of an adverse benefit determination, will set forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the adverse benefit determination, (ii) reference to the specific plan provisions on which the benefit determination is based, (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits, and (iv) a statement of the claimant's right to bring an action under Section 502(a) of ERISA.

ARTICLE V. - ADMINISTRATION OF THE PLAN AND FIDUCIARY RESPONSIBILITY

                  5.1 Responsibility for Administration. Except to the extent that particular responsibilities are assigned or delegated to other Fiduciaries pursuant to the Trust Agreement, other Articles of the Plan or Section 5.3, the Company (as the Administrator) shall be responsible for the administration of the Plan. Each other Fiduciary shall have only such powers, duties, responsibilities and authorities as are specifically conferred upon it or him pursuant to provisions of the Plan or Trust Agreement.

                  5.2 Named Fiduciaries. For purposes of the Plan, the Named Fiduciaries under the Plan shall be the Company, the Administrative Committee and the members thereof. The Company may, by an instrument signed by the Chief Executive Officer of the Company and delivered to the Administrative Committee, designate any other person or persons as a Named Fiduciary or Named Fiduciaries to perform functions specified in such instrument (or in a delegation pursuant to Section 5.3) which relate to the administration of the Plan, provided such designee accepts such designation. Such a designation may be terminated at any time by notice from the Company to the designee or by notice from the designee to the Company.

                  5.3 Delegation of Fiduciary Responsibilities. (1) The Company may delegate to any person(s) any one or more of its powers, functions, duties and/or responsibilities with respect to the Plan or the Trust Fund.

                  (2) Any delegation pursuant to the preceding subsection (A) shall be signed by the Company, be delivered to and accepted in writing by the delegatee and be delivered to the Administrative Committee, (B) shall contain such provisions and conditions relating to such delegation as the Company deems appropriate, (C) shall specify the powers, functions, duties and/or responsibilities therein delegated, (D) may be amended from time to time by written agreement signed by the Company and by the delegatee and delivered to the Committee, and (E) may be revoked (in whole or in part) at any time by written notice (i) from the Company and delivered to the delegatee and the Committee or (ii) from the delegatee and delivered to the Company and the Committee. Any person may serve in more than one fiduciary capacity with respect to the Plan or Trust Fund if pursuant to the Plan or Trust Agreement, multiple fiduciary duties are delegated to him.

                  5.4 Immunities. Except as otherwise provided in Section 5.5 or by applicable law, (A) no Fiduciary shall have the duty to discharge any duty, function or responsibility which is assigned to another Fiduciary by the terms of the Plan or Trust Agreement or is delegated to another Fiduciary pursuant to procedures for such delegation provided for in the Plan or Trust Agreement; (B) no Fiduciary shall be liable for any action taken or not taken with respect to the Plan or Trust Fund except for his own gross negligence or willful misconduct; (C) no Fiduciary shall be personally liable upon any contract or other instrument made or executed by him or in his behalf in the administration of the Plan or Trust Fund; (D) no Fiduciary shall be liable for the neglect, omission or wrongdoing of another Fiduciary; and (E) any Fiduciary may rely and shall be fully protected in acting upon the advice of counsel, who may be counsel for any Controlled Group Member, upon the records of a Controlled Group

Member, upon the opinion, certificate, valuation, report, recommendation or determination of the Actuary or the auditor of a Controlled Group Member, or upon any certificate, statement or other representation made by an Employee, a Participant, a Beneficiary or the Trustee concerning any fact required to be determined under any of the provisions of the Plan.

                  5.5 Limitation on Exculpatory Provisions. Notwithstanding any other provision of the Plan or the Trust Agreement, no provision of the Plan or Trust Agreement shall be construed to relieve (or have the effect of relieving) any Fiduciary from any responsibility or liability for any obligation, responsibility or duty imposed on such Fiduciary by Part 4 of Title I of ERISA.

                  5.6 Appointment of Investment Adviser or Investment Manager. The Company may appoint one or more investment advisers or investment managers (as such term is defined in Section 3(38) of ERISA) to furnish advice with respect to the investment of any assets held in the Trust Fund or to manage or control all or a portion of such assets (including the power to acquire or dispose of any of such assets). Any such appointment shall be made or revoked as provided for in Section 5.3.

ARTICLE VI. - MISCELLANEOUS PROVISIONS REQUIRED BY THE INTERNAL REVENUE CODE

                  6.1 General. Subsequent Sections of this Article are included in the Plan pursuant to requirements of the Internal Revenue Code and shall prevail over any provision of the Plan or Trust Agreement which is inconsistent therewith.

                  6.2 Provision Pursuant to Internal Revenue Code Section 401(a)(2). It shall be impossible, at any time prior to the satisfaction of all liabilities with respect to Employees and their Beneficiaries under the Trust, for any part of the corpus or income of the Trust to be (within the taxable year or thereafter) used for, or diverted to, purposes other than for the exclusive benefit of the Employees or their Beneficiaries. Notwithstanding the foregoing sentence, (A) if a contribution to the Trust Fund is made by an Employer by a mistake of fact, the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact shall be returned to the Employer within one year after the payment of such contribution, and (B) if a contribution to the Trust Fund made by an Employer is not fully deductible under Internal Revenue Code Section 404 (or any successor thereto), such contribution, to the extent the deduction therefor is disallowed, shall be returned to the Employer within one year after the disallowance of the deduction. Earnings attributable to contributions returned to an Employer pursuant to the preceding sentence may not be returned, but losses attributable thereto shall reduce the amount to be returned.

                  6.3 Provision Pursuant to Internal Revenue Code Section 401(a)(8). Forfeitures shall not be applied to increase the benefits any Employee would otherwise receive under the Plan.

                  6.4 Provision Pursuant to Internal Revenue Code Section 401(a)(4). (1) Notwithstanding any other provision of the Plan to the contrary, to conform to the requirements of Treasury Regulations, the benefit payable under the Plan shall be subject to the following limitations:

                  (a) If the Plan is terminated, the benefit of any "highly compensated employee" or "highly compensated former employee", as defined in Section 414(q) of the Internal Revenue Code, shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Internal Revenue Code.

                  (b) The annual payments in any one year to any of the 25 highly compensated employees or highly compensated former employees with the greatest compensation (hereinafter referred to as a "Restricted Employee") in the current or any prior year shall not exceed an amount equal to the payments that would be made on behalf of the Restricted Employee under (1) a life annuity that is the actuarial equivalent of the Restricted Employee's accrued benefit and other benefits to which the Restricted Employee is entitled under the Plan (other than a Social Security supplement), and (2) the amount of the payments the Restricted Employee is entitled to receive under a Social Security supplement. For purposes of the subsection (b) "benefit" includes, among other benefits, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Internal

      Revenue Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the Restricted Employee's life. The foregoing provisions of this subsection (b) shall not apply, however, if:

                  (1) After payment to a Restricted Employee of all benefits payable to the Restricted Employee under the Plan, the value of Plan assets equals or exceeds 110% of the value of "current liabilities", as defined in Section 412(l)(7) of the Internal Revenue Code (each value being determined as of the same date in accordance with applicable Treasury regulations);

                  (2) The value of the benefits payable under the Plan to or for a Restricted Employee is less than one percent of the value of current liabilities before distribution; or

                  (3) The value of benefits payable under the Plan to or for a Restricted Employee does not exceed the amount described in Section 411(a)(11)(A) of the Internal Revenue Code.

                  (2) The foregoing provisions and limitations of this Article VI shall become void if and when the Internal Revenue Service by ruling, regulations or other action revokes the requirements thereof.

                  6.5 Provision Pursuant to Internal Revenue Code Sections 401(a)(12) and 414(1). Pursuant to Sections 401(a)(12) and 414(1) of the Internal Revenue Code, the Plan may be merged or consolidated with, or may transfer assets and liabilities to, another plan. However, there shall not be any such merger or consolidation of this Plan with, or transfer of assets or liabilities of the Plan to, any other plan unless each participant in the merged, consolidated or transferee plan would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                  6.6 Provision Pursuant to Internal Revenue Code Section 401(a)(14). Subject to the provisions of the applicable Schedule and Section 6.14, the payment of benefits under the Plan to a Participant shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (A) the date on which the Participant attains his Normal Retirement Date, (B) the 10th anniversary of the year in which the Participant commenced participation in the Plan, (C) the Participant's employment with the Controlled Group has terminated, or (D) the date on which the Participant elects to have his pension commence, which election shall be made by filing with the Administrative Committee a written statement, signed by the Participant, which describes the benefit and the date on which such benefit shall commence.

                  6.7 Provision Pursuant to Internal Revenue Code Section 401(a)(15). In the case of a Participant or Beneficiary who is receiving benefits under the Plan, or in the case of a

Participant who is separated from service and who has nonforfeitable rights to benefits, such benefits shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under such Title II, if such increase takes place after the date of the enactment of ERISA or (if later) the earlier of the date of first receipt of such benefits or the date of such separation, as the case may be.

                  6.8 Provision Pursuant to Internal Revenue Code Section 411(a)(10)(B). (1) If any Plan amendment changes any vesting schedule under the Plan, each Participant whose nonforfeitable percentage of his accrued pension benefit derived from Employer contributions is determined under such schedule and who has been credited with at least three years of Vesting Service shall be permitted to elect, during the election period described in subsection (2) of this Section, to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

                  (2) Such election period shall begin on the date the Plan amendment is adopted and shall end no earlier than the latest of the following dates: (A) the date which is 60 days after the day the Plan amendment is adopted, (B) the date which is 60 days after the day the Plan amendment becomes effective, or (C) the date which is 60 days after the day the Participant is issued written notice of the Plan amendment by the Plan Administrator.

                  (3) For purposes of subsection (1) of this Section, a Participant shall be considered to have been credited with three years of Vesting Service if such Participant has been credited with three years of Vesting Service, whether or not consecutive, without regard to the exceptions set forth in Section 411(a)(4) of the Internal Revenue Code prior to the expiration of the election period described in subsection (2) of this Section.

                  6.9 Provision Pursuant to Internal Revenue Code Sections 411(a)(11) and 417(e). Anything in the Plan to the contrary notwithstanding:

                  (1) If, immediately following a Participant's termination of employment with the Controlled Group, the lump sum amount that is the "Actuarial Equivalent" (as defined in this Section 6.9(1)) of the Participant's vested accrued pension benefit(s), other than a benefit payable under Section 3.6 or
Section 3.7(3) of Schedule C, is not more than (i) $3,500 (and was not more than $3,500 at the time of any prior distribution) for employment terminations prior to June 1, 2002, or (ii) $5,000 (without regard to the value of the Participant's benefit at the time of any prior distribution), for employment terminations on or after June 1, 2002, as applicable, such lump sum amount shall be paid to the Participant as soon as practicable following such termination of employment in lieu of all other benefits under the Plan. For purposes of this
Section 6.9(1), "Actuarial Equivalent" shall mean a benefit of equivalent actuarial value to (1) the monthly benefit payable in the normal form (i.e., the form in which the benefit accrued) commencing as of the first day of the calendar month following the Participant's Normal Retirement Date, or with respect to Schedule D only on the Participant's Normal Retirement Date if it is the first day of a month, or if such date has already occurred, the earliest day on which the pension could commence as a monthly benefit (in the absence of the lump sum payment), or (2) if the Participant has attained the age and met the service requirements for immediate commencement of a monthly benefit (other than a monthly benefit payable because of the provisions of Section 4.3 of Schedule A, Section 4.7A of Schedule B, and Section 4.3 of Schedule C) the monthly benefit payable in the normal form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, if the application of this clause (2) produces a larger lump sum payment than the application of clause (1); in either case, when computed on the basis of the "applicable mortality table" and "applicable interest rate" where the "applicable mortality table" for this purpose means the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code as in effect on the date of distribution and the "applicable interest rate" for this purpose means the annual rate of interest for purposes of Section 417(e)(3) of the Internal Revenue Code using the Plan Year as the stability period and the second calendar month preceding the first day of the Plan Year as the lookback month in accordance with Treasury Regulation Section 1.417(e) - 1(d)(4).

                  (2) With respect only to a Participant whose vested accrued pension benefit was not in payment status prior to his death, if, immediately following the Participant's death, the lump sum amount that is the "Actuarial Equivalent" (as defined in this Section 6.9(2)) of the Participant's Beneficiary's vested benefit is not more than (i) $3,500 for deaths prior to June 1, 2002, or (ii) $5,000 for deaths on or after June 1, 2002, as applicable, such lump sum amount shall be paid to the Beneficiary as soon as practicable following the Participant's death in lieu of all other benefits under the Plan, except as provided in Section 3.9 of Schedule A if applicable. For purposes of this Section 6.9(2), "Actuarial Equivalent" shall mean a benefit of equivalent actuarial value to (1) the monthly death benefit payable in the normal form commencing as of the first day of the calendar month following the Participant's Normal Retirement Date, or with respect to Schedule D only on the Participant's Normal Retirement Date if it is the first day of a month, or (2) if the monthly death benefit could commence immediately, the monthly death benefit payable in the normal form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, if the application of this clause (2) produces a larger lump sum payment than the application of clause
(1); in either case, when computed on the basis of the "applicable mortality table" and "applicable interest rate" where the "applicable mortality table" for this purpose means the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code as in effect on the date of distribution and the "applicable interest rate" for this purpose means the annual rate of interest for purposes of Section 417(e)(3) of the Internal Revenue Code using the Plan Year as the stability period and the second calendar month preceding the first day of the Plan Year as the lookback month in accordance with Treasury Regulation Section 1.417(e) - 1(d)(4).

                  6.10 Provision Pursuant to Internal Revenue Code Section 411(d)(3). Upon the termination or partial termination of the Plan, the rights of all affected Employees to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date, shall be nonforfeitable to the extent they do not exceed any limitations on such benefits provided for in the Plan.

                  6.11 Provision Pursuant to Internal Revenue Code Section 415(b). Except as provided in Section 6.11A, the following shall apply: (1) The maximum annual benefit payable under the Plan with respect to a Participant at any time within a Plan Year (which is the limitation year) commencing on or after June 1, 1983, when expressed as an annual benefit in the form of a straight life annuity (with no ancillary benefits), without regard to employee contributions, shall be equal to the lesser of (a) $90,000, or (b) 100 percent of the Participant's average compensation paid or made available to him by the Controlled Group for the three consecutive calendar years of service during which he had the greatest aggregate compensation; provided, however,

                  (i) that if as of the close of the Plan Year beginning in 1982 and at any time thereafter such Participant's "current accrued benefit" (as such term is defined and determined under the provisions of section 235(g)(4)(B) of the Tax Equity and Fiscal Responsibility Act of 1982) is greater than the lesser of the limitations described in clauses (a) and
      (b) of this subsection (1), the limitation set forth in this subsection
      (1) and in subsection (1) of Section 6.12 with respect to such participant shall at any time be his current accrued benefit;

                  (ii) that effective as of the first day of each Plan Year commencing on or after January 1, 1988, the maximum dollar limitation described in clause (a) of this subsection (1) for each such Plan Year shall be the maximum dollar limitation determined by the Commissioner of Internal Revenue for each such Plan Year;

                  (iii) that, with respect only to Schedule A, beginning as of July 1, 1992, part (ii) of this subsection (1) shall apply with respect to a terminated Participant whose employment with the Controlled Group terminated after June 30, 1992 and any portion of whose benefit under the Plan is paid in a form of payment other than a lump sum or in installments in order to provide post-termination adjustments in accordance with Treasury Regulation Section 1.415-5(a)(3); that, with respect only to Schedule B, beginning as of January 1, 2000, part (ii) of this subsection
      (1) shall apply with respect to a terminated Participant whose employment with the Controlled Group terminated after June 30, 1992 and any portion of whose benefit under the Plan is paid in a form of payment other than a lump sum or in installments in order to provide post-termination adjustments in accordance with Treasury Regulation Section 1.415-5(a)(3); that, with respect only to Schedule C, beginning as of June 1, 2000, part
      (ii) of this subsection (1) shall apply with respect to a terminated Participant whose employment with the Controlled Group terminated after June 30, 2000 and any portion of whose benefit under the Plan is paid in a form of payment other than a lump sum or in installments in order to provide post-termination adjustments in accordance with Treasury Regulation Section 1.415-5(a)(3); and that, with respect only to Schedule D, beginning as of June 1, 2000, part (ii) of this subsection (1) shall apply with respect to a terminated Participant whose employment with the Controlled Group terminated after June 30, 2000 and any portion of whose benefit under the Plan is paid in a form of payment other than a lump sum or in installments in order to provide post-termination adjustments in accordance with Treasury Regulation Section 1.415-5(a)(3);

                  (iv) that if the benefit under the Plan is paid in any form other than a straight life annuity, the determination as to whether the limitation described in this subsection (1) has been satisfied shall be made, in accordance with rules determined by the Commissioner of Internal Revenue, by adjusting such benefit so that it is equivalent to a straight life annuity beginning at the same age, except that, with respect only to a Participant whose employment with the Controlled Group terminates after June 30, 1992, the portion of any joint and survivor annuity which constitutes a "qualified joint and survivor annuity" (as defined in Section 417 of the Internal Revenue Code) shall not be taken into account;

                  (v) that if the benefit under the Plan begins before the "social security retirement age" (as defined in Section 216(1) of the Social Security Act), for purposes of determining whether the limitation set forth in clause (a) of this subsection (1) has been satisfied, such a benefit shall be adjusted, in accordance with regulations prescribed by the Secretary of the Treasury, so that such benefit is equivalent to such a benefit beginning at the social security retirement age; provided that, for purposes of this part (v) of this subsection (1), any reduction under this part (v) shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the social security retirement age under the Social Security Act;

                  (vi) that if the benefit under the Plan begins after the social security retirement age, for purposes of determining whether the limitation set forth in clause (a) of this subsection (1) has been satisfied, such benefit shall be adjusted, in accordance with regulations prescribed by the Secretary of the Treasury, so that such benefit is equivalent to such a benefit beginning at the social security retirement age; and

                  (vii) that in the case of an individual who is a Participant (as of the first day of the first year to which the amendments made by the Tax Reform Act of 1986 ("TRA '86") apply) in the Plan, and with respect to which the requirements of Section 415 of the Internal Revenue Code have been met for all Plan Years, if such individual's "current accrued benefit" (as hereinafter defined) under the Plan exceeds the limitation of
      Section 415(b) of the Internal Revenue Code, then (in the case of this Plan), for purposes of Sections 415(b) and (e) of the Internal Revenue Code, and the limitations set forth in this subsection (1) and in subsection (1) of Section 6.12, the limitation of Section 415(b)(1)(A) of the Internal Revenue Code with respect to such individual shall be equal to such current accrued benefit; for purposes of this part (vii), "current accrued benefit" means the individual's accrued benefit (at the close of the last year to which the amendments made by TRA '86 do not apply) when expressed as an annual benefit (within the meaning of Section 415(b)(2) of the Internal Revenue Code); and for purposes of determining the amount of an individual's current accrued benefit, no change in the terms and conditions of the Plan after May 5, 1986, nor any cost-of-living adjustment occurring after May 5, 1986 shall be taken in account.

                  (2) Notwithstanding the foregoing provisions of this Section, the maximum annual benefit specified in subsection (1) of this Section shall not apply to a particular Plan benefit if (a) the annual amount of such Plan benefit, together with the aggregate annual amount of any other pensions payable with respect to such Participant under all other defined benefit plans maintained by the Controlled Group, does not exceed $10,000 for the Plan Year or any prior Plan Year, and (b) the Participant was not at any time a participant in a defined contribution plan maintained by the Controlled Group.

                  (3) Notwithstanding the foregoing provisions of this Section,

                  (a) If a Participant has completed less than 10 years of participation in the Plan, the defined benefit dollar limitation set forth in clause (a) of subsection (1) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's years (or parts thereof) of participation in the Plan, and the denominator of which is 10.

                  (b) If a Participant has completed less than 10 years of service with the Controlled Group, the maximum limitation described in clause (b) of subsection (1), the minimum limitation described in subsection (2) and the limitations set forth in Section 6.12 of this Article shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's years (or parts thereof) of service with the Controlled Group, and the denominator of which is 10.

                  (c) In no event shall clauses (a) and (b) of this subsection
      (3) reduce the limitations provided under Section 415(b)(1) and (4) of the Internal Revenue Code to an amount less than one-tenth of the applicable limitation (as determined without regard to this subsection (3).

                  (d) To the extent provided by the Secretary of the Treasury, clause (a) of this subsection (3) shall be applied separately with respect to each change in the benefit structure of the Plan.

                  (e) The provisions of part (vii) of subsection (1) of this Section shall apply with respect to this subsection (3).

                  (4) For the purposes of the adjustments in benefits to be made pursuant to parts (iv), (v) and (vi) of subsection (1) of this Section, the actuarial assumptions which shall be used in making such adjustments are an interest assumption of 5-1/2% and the "applicable mortality table" (the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code) as in effect on the date of distribution, except that (a) with respect to part (iv) the interest assumption used shall be the annual rate of interest for purposes of Section 417(e)(3) of the Internal Revenue Code using the Plan Year as the stability period and the second calendar month preceding the first day of the Plan Year as the lookback month in accordance with Treasury Regulation Section 1.417(e) - 1(d)(4); (b) with respect to part (vi) an interest assumption of 5% shall be used instead of 5-1/2%; and (c) in no event shall any benefit amount determined under this Section 6.11 be less than the amount of the benefit which would have been payable under the terms of the Plan as in effect on December 7, 1994 in respect of the Participant's benefit and based upon the accrued portion of the Participant's annual benefit determined as of May 31, 2000.

                  6.11A EGTRRA Limitations on Benefits. Effective for limitation years ending after December 31, 2001, the following shall apply:

                  (1) Effect on Participants. Benefit increases resulting from the increase in the limitations of Section 415(b) of the Internal Revenue Code will be provided to each Participant who is an Employee on or after the first day of the first limitation year ending after December 31, 2001, except that no benefit under the Plan with respect to a person whose employment covered under the Plan terminated prior to the first day of such limitation year (regardless of whether such person is an Employee on or after the first day of such limitation year) shall be increased in accordance with this Section 6.11A or otherwise in accordance with amendments to Section 415(b) of the Internal Revenue Code effected by the Economic Growth and Tax Relief Reconciliation Act of 2001 or any subsequent legislation.

                  (2) Definitions.

                  (a) Defined benefit dollar limitation. The "defined benefit dollar limitation" is $160,000, as adjusted, effective January 1 of each year, under Section 415(d) of the Internal Revenue Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Section 415(d) of the Internal Revenue Code will apply to limitation years ending with or within the calendar year for which the adjustment applies.

                  (b) Maximum permissible benefit: The "maximum permissible benefit" is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (i) and, if applicable, in (ii) or (iii) below).

                  (i) If the Participant has fewer than 10 years of participation in the Plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a Participant who has fewer than 10 years of service with the Employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the Employer and (ii) the denominator of which is 10.

                  (ii) If the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the Participant at age 62 (adjusted under (i) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (I) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using an interest rate of five and one-half percent (5 1/2%) per annum, and the "applicable mortality table", which for this purpose means the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code as in effect on the date of distribution and (II) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using an interest rate of five percent (5%) per annum and the applicable mortality table described in Section 415(b)(2)(E)(v) of the Internal Revenue Code. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (ii) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

                  (iii) If the benefit of a Participant begins after the Participant attains age 65, the defined benefit dollar limitation applicable to the Participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (adjusted under (i) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using an interest rate of five percent (5%) per annum, and the applicable mortality table described in Section 415(b)(2)(E)(v) of the Internal Revenue Code. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

                  (3) Changes in Law. The provisions set forth in Section 6.11 and this Section 6.11A shall be applied with respect to the law in effect as described in Section 6.11 and this Section 6.11A and without regard to any change in the law in effect as described in Section 6.11 and this Section 6.11A.

                  6.12 Provision Pursuant to Internal Revenue Code Section 415(e). (1) Except as otherwise provided in Section 415(e) of the Internal Revenue Code, in any case in which an individual is a participant in both a defined benefit plan and a defined contribution plan maintained by the Controlled Group, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year commencing on or after June 1, 1983 shall not exceed 1. For purposes of the preceding sentence,

                  (a) the defined benefit plan fraction for any Plan Year is a fraction (i) the numerator of which is the projected annual benefit of the participant under the plan (determined as of the close of the Plan Year), and (ii) the denominator of which is the lesser of (A) the product of 1.25, multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code for such Year or (B) the product of 1.4, multiplied by the amount which may be taken into account under
      Section 415(b)(1)(B) of the Internal Revenue Code with respect to such participant under the plan for such Year; and

                  (b) the defined contribution plan fraction for any Plan Year is a fraction (i) the numerator of which is the sum of the annual additions to the participant's account as of the close of the Plan Year and for all prior Plan Years, and (ii) the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Plan Year of service with the Controlled Group:

                  (A) the product of 1.25, multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code for such Year, or

                  (B) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Internal Revenue Code with respect to such participant under such plan for such year.

                  (2) Notwithstanding the foregoing provisions of this Section, for purposes of applying part (b) of subsection (1) with respect to years beginning before January 1, 1976 --

                  (a) the aggregate amount taken into account under clause (i) of said part (b) shall not exceed the aggregate amount taken into account under clause (ii) of said part (b), and

                  (b) the amount taken into account under Section
      415(c)(2)(B)(i) of the Internal Revenue Code for any year concerned shall be an amount equal to --

                  (i) the excess of the aggregate amount of employee
            contributions for all years beginning before January 1, 1976, during which the employee was an active participant in the plan, over 10 percent of the employee's aggregate compensation for all such years, multiplied by

                  (ii) a fraction the numerator of which is 1 and the
            denominator of which is the number of years beginning with January 1, 1976, during which the employee was an active participant in the plan.

Employee contributions made on or after October 2, 1973, shall be taken into account under part (b) of this subsection (2) only to the extent that the amount of such contributions does not exceed the maximum amount of contributions permissible under the plan as in effect on October 2, 1973.

                  (3) At the election of the plan administrator, in applying part (b) of subsection (1) with respect to any year ending after December 31, 1982, the amount taken into account under clause (ii) of said part (b) with respect to each participant for all years ending before January 1, 1983, shall be an amount equal to the product of --

                  (a) the amount determined under clause (ii) of said part (b) (as in effect for the year ending in 1982) for the year ending in 1982, multiplied by

                  (b) the transition fraction.

                  The term "transition fraction" shall mean a fraction --

                  (i) the numerator of which is the lesser of (A) $51,875, or
      (B) 1.4, multiplied by 25 percent of the compensation of the participant for the year ending 1981, and

                  (ii) the denominator of which is the lesser of (A) $41,500, or
      (B) 25 percent of the compensation of the participant for the year ending in 1981.

                  (4) If the sum of the defined benefit plan fraction and the defined contribution plan fraction, as such fractions are computed pursuant to the foregoing provisions of this Section exceeds 1.0 for the Plan Year beginning before January 1, 1983, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that after such subtraction the sum of the defined benefit plan fraction and the defined contribution plan fraction shall not exceed 1.0 for such year. The provisions of this subsection (4) shall be subject to and shall be applied in accordance with regulations prescribed by the Secretary of the Treasury or his delegate.

                  (5) Except as may otherwise be provided in any defined contribution plan which is material to the limitations stated in this Section, such reductions shall be made in benefits hereunder with respect to a Participant in this Plan as are necessary to comply with the limitations of this Section.

                  (6) In the event the Plan has satisfied the requirements of
Section 415 of the Internal Revenue Code for its last year beginning before January 1, 1987, under regulations prescribed by the Secretary of the Treasury or his delegate, an amount (as set forth in such regulations) shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined benefit plan fraction and the defined contribution plan fraction computed under Section 415(e)(1) of the Internal Revenue Code does not exceed 1.0 for such year (determined as if the amendments made by the Tax Reform Act of 1986 were in effect for such year).

                  (7) Notwithstanding the foregoing provisions of this Section
6.12 or any provision of the Plan other than this subsection (7): Any limitation imposed upon the benefit of a participant as a result of the application of
Section 415(e) of the Internal Revenue Code shall not apply with respect to a Participant in this Plan who is an Employee after May 31, 2000, except that any benefit under the Plan with respect to a person whose employment covered under the Plan terminated prior to June 1, 2000 (regardless of whether such person is an Employee after May 31, 2000) shall be determined as though Section 415(e) of the Internal Revenue Code had not been repealed or otherwise affected by the Small Business Job Protection Act of 1996 or any subsequent legislation.

                  6.13 Other Provisions Under Internal Revenue Code Section 415.
(1) For purposes of applying the limitations set forth in Sections 6.11 and 6.12, all qualified defined benefit plans (whether or not terminated) ever maintained by the Controlled Group shall be treated as one defined benefit plan, and all defined contribution plans (whether or not terminated) of the Controlled Group shall be treated as one defined contribution plan.

                  (2) As used in Section 6.12 and this 6.13, the term "Controlled Group" shall be construed in the light of Sections 414(b), 414(c), 414(m), 414(n) and 414(o) of the Internal Revenue Code, as modified by Section 415(h) of the Internal Revenue Code.

                  (3) For purposes of applying the limitations set forth in Sections 6.11, 6.11A, and 6.12, the term "compensation" shall include only those items specified in Treasury Regulation Section 1.415-2(d)(2) and shall exclude all those items specified in Treasury Regulation Section 1.415-2(d)(3), and for limitation years beginning on or after January 1, 1992, the compensation shall be limited to compensation actually paid or includible in gross income of the Participant for the applicable Plan Year, provided that for limitation years beginning after December 31, 1997, "compensation" shall also include any elective deferral (as defined in Section 402(g)(3) of the Internal Revenue Code) and any amount which is contributed or deferred by the Company or any other Controlled Group Member at the election of the Participant and which is not includible in the gross income of the Participant by reason of Sections 125 or 457 of the Internal Revenue Code, and, provided further, that for limitation years beginning after December 31, 2000, "compensation" shall also include any amount which is contributed or deferred by the Company or any other Controlled Group Member at the election of the Participant and which is not includible in gross income by reason of Section 132(f)(4) of the Internal Revenue Code.

                  6.14 Provision Pursuant to Internal Revenue Code Section 401(a)(9). (1) Notwithstanding any other provision of the Plan to the contrary,

                  (a) the entire interest of each Participant --

                  (i) either will be distributed to him not later than the
            "required beginning date", as such term is defined in subsection (3) of this Section, or

                  (ii) will be distributed, beginning not later than such
            required beginning date, in accordance with regulations prescribed by the Secretary of the Treasury, over the life of such Participant or over the lives of such Participant and a "designated beneficiary", as such term is defined in subsection (4) of this Section (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and a designated beneficiary); and

                  (b) if distribution of a Participant's interest under the Plan has begun in accordance with clause (ii) of part (a) of this subsection
      (1) and such Participant dies before his entire interest has been distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distributions being used under said clause (ii) as of the date of his death. Except as provided in subsection (2) of this Section, if a Participant dies before the distribution of his interest has begun in accordance with clause (ii) of part (a) of this subsection (1), the entire interest of the Participant will be distributed within 5 years after the death of such Participant.

                  (2) If --

                  (a) any portion of the Participant's interest is payable to (or for the benefit of) a designated beneficiary,

                  (b) such portion will be distributed (in accordance with regulations prescribed by the Secretary of the Treasury) over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary), and

                  (c) such distributions will begin not later than one year after the date of the Participant's death or such later date as the Secretary of the Treasury may by regulations prescribe, for purposes of the last sentence of subsection (1), the portion referred to in part (a) of this subsection (2) shall be treated as distributed on the date on which such distributions begin; provided, however, if the designated beneficiary referred to in part (a) of this subsection (2) is the Spouse of the Participant --

                  (i) the date which the distributions are required to begin under part (c) of this subsection (2) shall not be earlier than the date on which the Participant would have attained age 70-1/2 and

                  (ii) if the Spouse dies before the distributions to such
            Spouse begin, part (b) of subsection (1) and this subsection (2) shall be applied as if the Spouse were the employee.

                  (3) For purposes of this Section, the term "required beginning date" means

                  (a) the April 1 following the calendar year in which the Participant attains age 70-1/2 if the Participant (i) attained or would attain age 70-1/2 on or after January 1, 1988 but prior to January 1, 2002, or (ii) was a five percent owner, as defined in Section 416(i) of the Internal Revenue Code, at any time during the Plan Year ending with or within the Plan Year in which he attained age 66-1/2 or any subsequent Plan Year), and

                  (b) the April 1 following the calendar year in which the Participant attains age 70-1/2 or his employment with the Controlled Group terminates, if later, for a Participant who attained age 70-1/2 prior to January 1, 1988 or who would attain age 70-1/2 on or after January 1, 2002.

                  (4) For purposes of this Section, (a) the term "designated beneficiary" means any individual designated as a Beneficiary or Death Beneficiary by the Participant and (b) the life expectancy of a Participant and his Spouse (other than in the case of a life annuity) may be redetermined but not more frequently than annually.

                  (5) Under regulations prescribed by the Secretary of the Treasury, for purposes of this Section, any amount paid to a child shall be treated as if it had been paid to the Spouse if such amount will become payable to the Spouse upon such child reaching majority (or other designated event permitted under regulations).

                  (6) If payment of a Participant's retirement benefit commences after the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2 in accordance with the foregoing provisions of this Section 6.14, the Participant's retirement benefit payable on the date on which benefits commence after employment with the Controlled Group terminates shall be the greater of (a) the Participant's retirement benefits otherwise payable upon his employment termination date or (b) an amount determined as follows in accordance with the "actuarially increase" provisions of Section 401(a)(9)(C)(iii) of the Internal Revenue Code: the "Actuarial Equivalent" of the Participant's retirement benefits that would have been payable as of the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2, plus the "Actuarial Equivalent" of additional benefits accrued after the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2, reduced by the "Actuarial Equivalent" of any distributions made after the April 1 of the calendar year following the calendar year in which the Participant attained age 70-1/2. For purposes of and notwithstanding the immediately preceding sentence: The amount in clause (a) shall be determined without regard to this Section 6.14(6); for purposes of clause (b) any additional benefits accrued after the April 1 of the calendar year in which the Participant attained age 70-1/2 shall be reduced by the actuarial increase provided under clause (b) in accordance with Section 411(b)(1)(H) of the Internal Revenue Code; and in determining the amount in clause (b), the starting point for the period of actuarial increase shall not be earlier than January 1, 1997. Notwithstanding the definition of Actuarial Equivalent otherwise provided in the Plan, for purposes of this Section 6.14(6), "Actuarial Equivalent" shall be computed on the basis of the 1983 Group Annuity Mortality Table at 7% interest adjusted to a unisex basis for an 80% male and 20% female participant population.

                  (7) With respect to distributions under the Plan made in a calendar year beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This Section 6.14(7) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

                  6.15 Provision Pursuant to Internal Revenue Code Section 416. Except as provided in Section 6.15A, the following shall apply:

                  (1) Definitions: For the purpose of this Section, the following terms, when used with initial capital letters, shall have the following respective meanings:

                  (a) Aggregation Group: Permissive Aggregation Group or Required Aggregation Group, as the context shall require.

                  (b) Annual Retirement Benefit: A benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at the Participant's (earliest, if applicable) Normal Retirement Date.

                  (bb) Code: The Internal Revenue Code.

                  (c) Compensation: Compensation (of an Employee from the Employer) as defined in Section 415(c)(3) of the Code, including amounts contributed by the Employer pursuant to a salary reduction agreement that are excludible from the Employee's gross income under Section 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code, and for Plan Years beginning after December 31, 2000, including also any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in gross income by reason of Section 132(f)(4) of the Internal Revenue Code.

                  (d) Defined Benefit Plan: A qualified plan as defined in
      Section 414(j) of the Code.

                  (e) Defined Contribution Plan: A qualified plan as defined in
      Section 414(i) of the Code.

                  (f) Determination Date: For any Plan Year, the last day of the immediately preceding Plan Year.

                  (g) Extra Top-Heavy Group: An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than ninety percent (90%) of the aggregate present value of all accrued benefits for all employees in such plans.

                  (h) Extra Top-Heavy Plan: See subsection (3) of this Section.

                  (i) Former Key Employee: A Non-Key Employee with respect to a Plan Year who was a Key Employee in a prior Plan Year. Such term shall also include his Beneficiary in the event of his death.

                  (j) Key Employee: An Employee or former Employee who, at any time during the current Plan Year or any of the four-preceding Plan Years, is (i) an officer of an Employer (as the term "officer" is limited in Section 416(i)(1)(A) of the Code) having an annual Compensation greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year, (ii) one of the 10 Employees having annual compensation from the Employer of more than the limitation in effect under
      Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in an Employer, (iii) a 5-percent owner (as such term is defined in Section 416(i)(1)(B)(i) of the Internal Revenue Code), or (iv) a 1-percent owner (as such term is defined in Section 416(i)(1)(B)(ii) of the Code) having an annual Compensation of more than $150,000. For purposes of clause (ii) of this paragraph (j), if two Employees have the same interest in an Employer, the Employee having greater annual Compensation from such Employer shall be treated as having a larger interest. The term "Key Employee" shall also include such Employee's Beneficiary in the event of his death.

                  (k) Non-Key Employee: An Employee or former Employee who is not a Key Employee. Such term shall also include his Beneficiary in the event of his death.

                  (l) Permissive Aggregation Group: The group of qualified plans of the Employer consisting of:

                  (i) the plans in the Required Aggregation Group; and

                  (ii) one (1) or more plans designated from time to time by the Committee that are not part of the Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered with the Required Aggregation Group.

                  (m) Required Aggregation Group: The group of qualified plans of the Employer consisting of:

                  (a) each plan in which a Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated); plus

                  (b) each other plan which enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Internal Revenue Code.

                  (n) Top-Heavy Accrued Benefit: A Participant's (including a Participant who has received a total distribution from the Plan) or a Beneficiary's accrued benefit under the Plan as of the valuation date coinciding with or immediately preceding the Determination Date, provided, however, that (i) such accrued benefit shall include the aggregate distributions made to such Participant or Beneficiary during the five (5) consecutive Plan Years ending with the Plan Year that includes the Determination Date (including distributions under a terminated plan which if it had not been terminated would have been included in a Required Aggregation Group) and (ii) with respect to any Plan Year beginning after December 31, 1984, if an Employee or former Employee has not performed services for any Employer maintaining the Plan (other than Benefits under the Plan) at any time during the 5-year period ending on the Determination Date, any accrued benefit for such Employee or former Employee (and/or the accrued benefit of his Beneficiary) shall not be taken into account.

                  (o) Top-Heavy Group: An Aggregation Group if, as of a Determination Date, the aggregate present value of accrued benefits for Key Employees in all plans in the Aggregation Group (whether Defined Benefit Plans or Defined Contribution Plans) is more than sixty percent (60%) of the aggregate present value of accrued benefits for all employees in such plans.

                  (p) Top-Heavy Plan: See subsection (2) of this Section.

                  (2) Determination of Top-Heavy Status: (a) Except as provided by paragraph (b) of this subsection, the Plan shall be a Top-Heavy Plan if, as of a Determination Date:

                  (i) the aggregate present value of Top-Heavy Accrued Benefits for Key Employees is more than sixty percent (60%) of the aggregate present value of Top-Heavy Accrued Benefits of all Employees, excluding for this purpose the aggregate present value of Top-Heavy Accrued Benefits of Former Key Employees; or

                  (ii) the Plan is included in a Required Aggregation Group which is a Top-Heavy Group.

                  (b) If the Plan is included in a Permissive Aggregation Group which is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under paragraph (a) of this subsection.

                  (3) Determination of Extra Top-Heavy Status: (a) Except as provided by paragraph (b) of this subsection, the Plan shall be an Extra Top-Heavy Plan if, as of the Determination Date:

                  (i) the aggregate present value of Top-Heavy Accrued Benefits for Key Employees is more than ninety percent (90%) of the aggregate present value of Top-Heavy Accrued Benefits of all Employees, excluding for this purpose the aggregate present value of Top-Heavy Accrued Benefits of Former Key Employees; or

                  (ii) the Plan is included in a Required Aggregation Group which is an Extra Top-Heavy Group.

                  (b) If the Plan is included in a Permissive Aggregation Group which is not an Extra Top-Heavy Group, the Plan shall not be an Extra Top-Heavy Plan under paragraph (a) of this subsection.

                  (4) Top-Heavy Plan Requirements: Notwithstanding any other provision of the Plan to the contrary, if the Plan is a Top-Heavy Plan for any Plan Year beginning on or after January 1, 1984, the Plan shall then satisfy the following requirements for such Plan Year:

                  (a) The minimum vesting requirement as set forth in subsection
      (5),

                  (b) The minimum benefit requirement as set forth in subsection
      (6),

                  (c) The adjustment to maximum benefits and allocations as provided in subsection (7), and

                  (d) Paragraph (c) of subsection (1) of this Section shall apply for all purposes of the Plan.

                  (5) Minimum Vesting Requirement: An Employee, who has completed two (2) or more years of Vesting Service, shall have a nonforfeitable right to a percentage of his accrued benefit derived from Employer contributions determined under the following table:

                  Years of                                    The nonforfeitable
                  Vesting Service                             percentage is
                       2                                             20
                       3                                             40
                       4                                             60
                       5 or more                                    100

If Vesting Service is credited to an Employee under more than one Schedule, the Vesting Service of such Employee for purposes of this subsection (5) shall be determined under the provisions of the Schedule applicable to the Employee that results in the greater or the greatest amount of Vesting Service.

                  (6) Minimum Benefit Requirement: (a) Except as otherwise provided in subsection (7), the accrued benefit derived from Employer contributions of each Participant who is a Non-Key Employee, when expressed as an Annual Retirement Benefit, shall be not less than the lesser of:

                  (i) two percent (2.0%) of the Participant's average Compensation for years in the testing period times his Years of Benefit Service with the Employer; or

                  (ii) twenty percent (20%) of the Participant's average Compensation for years in the testing period.

Each Covered Employee who is a Non-Key Employee and a Participant in the Plan during the Plan Year that the Plan is a Top-Heavy Plan shall accrue a minimum benefit regardless of whether the Non-Key Employee was employed on a specified date during the Plan Year. For purposes of this subsection, "Years of Benefit Service" shall mean whole and partial years of service used to determine benefit accrual under an applicable Schedule, except that Years of Benefit Service completed in a Plan Year beginning before January 1, 1984 and Years of Benefits Service during which a Plan Year ended for which the Plan was not a Top-Heavy Plan shall not be taken into account and there shall be no duplication of Years of Benefit Service in respect of any period. The testing period under this subsection shall be the period of consecutive years (not exceeding five) during which the Participant had the greatest aggregate Compensation from the Employers, provided that years shall not be included --

                  (A) which are not included in Years of Benefit Service under this subsection;

                  (B) which end in a Plan Year beginning before January 1, 1984,
            and

                  (C) which begin after the close of the last year in which the
            Plan was a Top-Heavy Plan or an Extra Top-Heavy Plan.

                  (7) Adjustment to Maximum Benefits and Allocations: If the Plan is a Top-Heavy Plan for any Plan Year beginning on or after January 1, 1984, and if the Employer maintains a Defined Contribution Plan which could or does provide benefits to Participant in this Plan:

                  (a) If the Plan is not an Extra Top-Heavy Plan (but is a Top-Heavy Plan), then "three percent (3%)" shall be substituted for "two percent (2%)" in subsection (6)(a)(i) and "20 percent in subsection
      (6)(a)(ii) shall be increased by one percentage point for each year for which such Plan was taken into account under this subsection.

                  (b) If the Plan is an Extra Top-Heavy Plan, then the limitations set forth in Section 6.12 shall be calculated by substituting "1.0" for "1.25" for each place such "1.25" figure appears, and Section 415(e)(6)(B)(I) of the Code shall be calculated by substituting "$41,500" for "$51,875" for each place such "$51,875" amount appears.

                  (8) Coordination With Other Plans: (a) In applying this Section, an Employer and all Controlled Group Members shall be treated as a single Employer, and the qualified plans maintained by such single Employer shall be taken into account.

                  (b) In the event that another Defined Contribution Plan or Defined Benefit Plan maintained by the Employer provides contributions or benefits on behalf of Participants in the Plan, such other plan(s) shall be taken into account in determining whether the Plan satisfies Subsection
      (6). In the event the Plan is part of a Required Aggregation Group in which a top-heavy Defined Contribution Plan is included, each Non-Key Employee in the Plan who is also covered under the top-heavy Defined Contribution Plan shall receive the minimum top-heavy benefit under the Plan. In the event the Plan is part of a Required Aggregation Group in which another top-heavy Defined Benefit Plan is included, each Non-Key Employee in the Plan who is also covered under the other top-heavy Defined Benefit Plan shall receive the minimum top-heavy benefit under the plan in which he was last an active participant or if that rule is not determinative under the plan that was first established.

                  (9) Actuarial Assumptions: For purposes of this article, the present value of accrued benefits shall be calculated using the same actuarial assumptions for mortality and interest as are used for minimum funding purposes. In the case that the Plan is part of an Aggregation Group with one or more Defined Benefit Plans, the actuarial assumptions for the Aggregation Group shall be the actuarial assumptions defined in this paragraph.

                  (10) Construction: The term "present value of accrued benefits" as used in this Section shall in all appropriate cases include account balances of affected Employees.

                  (11) Accrued Benefit: For purposes of this article, a Participant's accrued benefit shall be determined under the method which is used for accrual purposes for all defined benefit plans maintained by the Employer or Controlled Group, or where there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                  6.15A EGTRRA Top-Heavy Provisions. This Section 6.15A shall apply for purposes of determining whether the Plan is a top-heavy plan under
Section 416(g) of the Internal Revenue Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Internal Revenue Code for such years. This
Section 6.15A modifies Section 6.15 (of the Plan).

                  (1) Determination of top-heavy status.

                  (a) Key employee. Key employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of a Controlled Group Member having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Internal Revenue Code for Plan Years beginning after December 31, 2002), a 5-percent owner of a Controlled Group Member, or a 1-percent owner of a Controlled Group Member having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Internal Revenue Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Internal Revenue Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (b) Determination of present values and amounts. This clause
      (b) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

                  (i) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Internal Revenue Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Internal Revenue Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                  (ii) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for a Controlled Group Member during the 1-year period ending on the determination date shall not be taken into account.

                  (2) Minimum benefits. For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Internal Revenue Code and the Plan, in determining years of service with a Controlled Group Member, any service with a Controlled Group Member shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Internal Revenue Code) no key employee or former key employee.

                  6.16 Provision Pursuant to Internal Revenue Code Section 411(d)(6). The following provision is generally effective for amendments made after July 30, 1984. No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's accrued benefit may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this Section, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits. The preceding sentence shall not apply to the extent the Secretary of the Treasury issues regulations to provide that a Plan amendment may eliminate an optional form of benefit. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfied (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, or a death benefit (including life insurance). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or becomes effective.

                  6.17 Provision Pursuant to Internal Revenue Code Section 401(a)(17). (1) The annual compensation of a Participant taken into account under the Plan in determining benefit accrual for any Plan Year shall not exceed
(i) $200,000 for Plan Years beginning prior to January 1, 1994 or (ii) except as provided under subsection (2) of this Section, $150,000 for Plan Years beginning on or after January 1, 1994, subject to adjustment annually as provided in
Section 401(a)(17)(B) and Section 415(d) of the Internal Revenue Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year. For purposes of applying such dollar limitation with respect to Plan Years beginning prior to January 1, 1997, the rules of Section 414(q)(6) of the Internal Revenue Code requiring aggregation of certain family members shall apply, except that in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If the dollar limitation would be exceeded as a result of applying the family aggregation rule described in the preceding sentence, the dollar limitation shall be prorated among the affected family members in proportion to each member's compensation as determined prior to the application of the family aggregation rules.

                  (2) For Plan Years beginning after December 31, 2001, the following shall apply: Only for a Participant whose employment covered under the Plan terminates in any

Plan Year beginning after December 31, 2001, the annual compensation of any such Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year or such other 12-month period over which compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals under this subsection (2) of this Section on or after the beginning of the first Plan Year beginning after December 31, 2001, except with respect to a Participant whose employment covered under the Plan terminated prior to the beginning of such Plan Year (regardless of whether such person is an Employee on or after the beginning of such Plan Year), compensation for any prior determination period shall be limited to $200,000. The $200,000 limit on annual compensation in this subsection (2) of this Section shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                  (3) Unless otherwise provided under the Plan, each 1989
Section 401(a)(17) employee's accrued benefit under the Plan will be the greater of the accrued benefit determined for such Participant under (a) or (b) below:

                  (a) The Participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the Participant's total years of service taken into account under the Plan for the purposes of benefit accruals, or

                  (b) The sum of:

                  (i) the Participant's accrued benefits as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Treasury Regulation Section 1.401(a)(4)-13, and

                  (ii) the Participant's accrued benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the Participant's years of service credited to the employee for Plan Years beginning on or after January 1, 1989, for purposes of benefit accruals.

      A "1989 Section 401(a)(17) employee" means a Participant whose current accrued benefit as of a date on or after the first day of the Plan Year beginning on or after January 1, 1989, is based on annual compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989 that exceeded $200,000.

                  (4) Unless otherwise provided under the Plan, each 1994
Section 401(a)(17) employee's accrued benefit under the Plan will be the greater of the accrued benefit determined for such participant under (a) or (b) below:

                  (a) The Participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's total years of service taken into account under the Plan for the purposes of benefit accruals, or

                  (b) The sum of:

                        (i) the Participant's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Treasury Regulation Section 1.401(a)(4)-13, and

                        (ii) The Participant's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's years of service credited to the Participant for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

      A "1994 Section 401(a)(17) employee" means a Participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on annual compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

                  6.18 Provision Pursuant to Internal Revenue Code Section 414(u). Notwithstanding any other provision of the Plan to the contrary, effective beginning December 12, 1994, benefits and service credit with respect to qualified military service shall be provided under the Plan as required by
Section 414(u) of the Internal Revenue Code.

                  6.19 Provision Pursuant to Internal Revenue Code Section 401(a)(31). (1) Except as provided in subsection (2) of this Section, the provisions of this subsection (1) of this Section apply to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's (as such term is defined below) election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution (as such term is defined below) paid directly to an eligible retirement plan (as such term is defined below) specified by the distributee in a direct rollover (as such term is defined below).

                  (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Internal Revenue Code, an annuity plan described in Section 403(a) of the Internal Revenue Code, or a qualified trust described in Section 401(a) of the Internal Revenue Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, are distributees with regard to the interest of the spouse or former spouse.

                  (d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                  (2) This subsection (2) of this Section shall apply to distributions made after December 31, 2001. The following shall apply for purposes of this subsection (2) of this Section:

                  (i) Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in subsection (1) of this Section (of the Plan), an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Internal Revenue Code and an eligible plan under Section 457(b) of the Internal Revenue Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code.

                  (ii) Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in subsection (1) of this Section (of the Plan), a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Internal Revenue Code, or to a qualified defined contribution plan described in

      Section 401(a) or 403(a) of the Internal Revenue Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                  6.20 Provision Pursuant to Internal Revenue Code Section 414(n). Any leased employee, other than an excludible leased employee, shall be treated as an employee of the Company or any other Controlled Group Member for purposes of the Plan with respect to the provisions of Sections 401(a)(3), (4),
(7), (16), (17), and (26) and 408(k), 410, 411, 415 and 416 of the Internal
Revenue Code; provided, however, that no leased employee shall accrue a benefit hereunder based on service as a leased employee. A "leased employee" means any person who performs services for the Company or a Controlled Group Member (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are of a type historically performed, in the business field of the recipient, by employees. Effective for Plan Years beginning on or after January 1, 1997, the definition of "leased employee" in the immediately preceding sentence is amended by replacing the phrase "provided that such services are of a type historically performed, in the business field of the recipient, by employees" with "provided that such services are performed under the primary direction or control of the recipient." An "excludible leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

                  6.21 Provision Pursuant to Internal Revenue Code Section 401(a)(13). Except as provided in Section 401(a)(13)(B) of the Internal Revenue Code (relating to qualified domestic relations orders), Sections 401(a)(13)(C) and (D) of the Internal Revenue Code (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant or Beneficiary and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Treasury Regulation Section 1.401(a)-13(b)(2) (relating to Federal tax levies), or as otherwise required by law, no right, interest, or benefit under the Plan or Trust Fund at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have the power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his rights, interest, or benefits under the Plan, or any part thereof, and any attempt to do so shall be void. With respect to a domestic relations order entered before January 1, 1985, the Plan Administrator (1) shall treat such order as a qualified domestic relations order if the Plan is paying benefits pursuant to such order on such date, and (2) may treat any other such order entered before such date as a qualified domestic relations order even if such order does not satisfy the requirements of Section 414(p) of the Internal Revenue Code.

ARTICLE VII. - MISCELLANEOUS PROVISIONS

                  7.1 Employment Rights. Nothing contained in this Plan shall constitute or be construed as a contract of employment between any Employer and any Employee or Participant and all Employees shall remain subject to discipline, discharge and layoff to the same extent as if the Plan had never gone into effect. An Employer by adopting the Plan, making payments into the Trust Fund or taking any other action with respect to the Plan does not obligate itself to continue the employment of any Employee or Participant for any period or, except as provided in Sections 2.1 and 9.2, to make any payments into the Trust Fund.

                  7.2 Rights in Trust Fund. No person shall have any rights in or to the Trust Fund or any part thereof except as and to the extent expressly provided in the Plan or the Trust Agreement.

                  7.3 Facility of Payment. If the Administrative Committee finds that any Participant or Beneficiary to whom a benefit is payable under the Plan is unable to care for his affairs because of physical, mental or legal incompetence, the Administrative Committee may, in its discretion, cause any payment due to him under the Plan for which prior claim has not been made by a duly qualified guardian or other legal representative to be paid to the person deemed by the Administrative Committee maintaining or responsible for the maintenance of such Participant or Beneficiary and any such payment shall be deemed a payment for the account of such Participant or Beneficiary and shall constitute a complete discharge of any liability therefor under the Plan. If an individual dies before receiving all the payments to be made to him under the Plan or before cashing any or all of the checks representing such payment or payments, such payment(s) so payable to such deceased individual shall be made to his estate. However, if such deceased individual was a Participant and a joint pensioner option under the Plan was in effect for him on his death (which for purposes of this sentence shall include any qualified joint and survivor annuity benefit), such payment(s) so payable (but not paid) to him shall be paid to his joint pensioner (which for purposes of this sentence shall include the Participant's surviving Spouse under a qualified joint and survivor annuity).

                  7.4 Severability Provision. If any provision of the Plan or Trust Agreement or the application thereof to any circumstance(s) or person(s) is invalid the remainder of the Plan or Trust Agreement and the application of such provision to other circumstances or persons shall not be affected thereby.

                  7.5 Action by Company. Wherever the Company is authorized to act under the Plan (including but not limited to any delegation of its Fiduciary powers and responsibilities under the Plan), such action shall be taken, unless otherwise provided in the Plan or in a resolution of the Board of Directors of the Company, by written instrument executed by one or more officers of the Company. The Trustee may rely on any instrument so executed as being validly authorized and as properly evidencing the action of the Company.

ARTICLE VIII. - HEALTH BENEFITS ACCOUNT

                  8.1 General. This Article VIII sets forth the terms and conditions pursuant to which Qualified Current Retiree Health Liabilities shall be paid under the Plan and shall supersede any conflicting provisions of the Plan. This Article VIII shall be construed in accordance with the provisions of the Internal Revenue Code, and in particular Sections 420 and 401(h) of the Internal Revenue Code. Unless specifically defined in this Article VIII, all terms when initially capitalized in this Article VIII shall have the meaning assigned to them in accordance with the other provisions of the Plan.

                  8.2 Health Benefits Account. A Health Benefits Account shall be established for the purpose of effecting asset transfers and distributions pursuant to this Article VIII. Any amount transferred for the payment of Qualified Current Retiree Health Liabilities pursuant to this Article VIII (and any earnings thereon) shall be credited to the Health Benefits Account, which shall be maintained as a separate account by the Trustee and adjusted from time to time to reflect additional transfers (if any), earnings and losses, and distributions.

                  8.3 Subordination of Health Benefits. Any transfers made to the Health Benefits Account shall (except to the extent provided in Section 420 of the Internal Revenue Code) comply with the requirements of Section 401(h) of the Internal Revenue Code such that Qualified Current Retiree Health Liabilities paid pursuant to this Article VIII are, to the extent required, subordinate to retirement benefits provided under the Plan.

                  8.4 Qualified Transfers of Excess Pension Assets to the Health Benefits Account. (a) The Company, in its sole discretion, may cause the transfer of Excess Pension Assets to the Health Benefits Account with respect to Qualified Current Retiree Health Liabilities in accordance with the provisions of Section 420 of the Internal Revenue Code. Only one transfer of Excess Pension Assets may be made in any taxable year, and the amount of any such transfer of Excess Pension Assets to the Health Benefits Account shall not exceed the amount reasonably estimated to be paid by the Employer during the taxable year of the transfer for Qualified Current Retiree Health Liabilities. Excess Pension Assets shall not be transferred in any taxable year beginning after December 31, 2005. No contributions shall be made to the Health Benefits Account; and no transfers to the Health Benefits Account shall be made other than those described in this
Section 8.4(a).

                  (b) Except to the extent otherwise provided in Section 420 of the Internal Revenue Code, Excess Pension Assets transferred to the Health Benefits Account shall be used only with respect to Qualified Current Retiree Health Liabilities for the taxable year of the Employer in which the transfer is made. To the extent any portion of the Excess Pension Assets transferred to the Health Benefits Account (including any net earnings allocable thereto) is not used as described in the immediately preceding sentence, such amount shall be transferred out of the Health Benefits Account and returned to the general assets of the Plan.

                  8.5 Special Vesting Requirements. As of the date of a transfer of Excess Pension Assets to the Health Benefits Account pursuant to this Article VIII, the accrued pension benefits of each participant or beneficiary under the Plan (who is a participant or beneficiary on the date of such transfer of Excess Pension Assets) shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before such transfer of Excess Pension Assets, or in the case of a participant who was a participant during the one-year period ending on the date of such transfer of Excess Pension Assets and who separated from service during the one-year period ending on the date of such transfer of Excess Pension Assets in the same manner which would be required if the Plan (or any predecessor plan to the Plan) had terminated immediately before such separation from service, in each case as and to the extent required (and only to the extent required) under
Section 420(c)(2)(A) of the Internal Revenue Code. Any pension benefits under the Plan accruing after the date of vesting under the immediately preceding sentence shall be subject to the Plan's vesting provisions as if vesting pursuant to this Section 8.5 had never occurred. Notwithstanding the immediately preceding sentence or any other provision of the Plan to the contrary, each participant who became vested in his accrued pension benefits under the Plan solely on account of a transfer of Excess Pension Assets occurring during the Plan Year ending May 31, 2000 or the Plan Year ending May 31, 2001 shall after the date of such transfer of Excess Pension Assets be deemed to have satisfied any requirement under the Plan to have a minimum amount of service in order to be eligible for a deferred vested pension benefit under the Plan. In no event shall the immediately preceding sentence affect the amount of any benefit under the Plan or affect the eligibility for any normal retirement, early retirement, special early retirement, disability, or other pension (other than eligibility for a deferred vested pension or spouse survivor benefit with respect to such deferred vested pension).

                  8.6 Payment of Qualified Current Retiree Health Liabilities. Distributions from the Health Benefits Account shall be made only for the reimbursement of the Employer for Qualified Current Retiree Health Liabilities to the extent provided for under Section 8.4. The Company may cause such distributions to be made to it or any other Employer. Any such distribution shall be paid only to the extent of the balance in the Health Benefits Account. No amounts allocated to the Health Benefits Account (including net earnings, if any) for payment of Qualified Current Retiree Health Liabilities may be used for, or diverted to, any other purpose (including the payment of any other benefits under the Plan) prior to the satisfaction of all Qualified Current Retiree Health Liabilities. Any amounts remaining in the Health Benefits Account after the satisfaction of all Qualified Current Retiree Health Liabilities shall be transferred out of the Health Benefits Account and returned to the general assets of the Plan pursuant to Section 8.4(b). Neither the provisions of the Plan with respect to Qualified Current Retiree Health Liabilities, the maintenance of the Health Benefits Account, nor the transfer of any Excess Pension Assets pursuant to this Article VIII shall be construed or treated as creating or being part of any accrued benefit of any participant or beneficiary under the Plan (as such accrued benefits are described in Section 411(d)(6) of the Internal Revenue Code and the regulations promulgated thereunder).

                  8.7 Definitions. For purposes of this Article VIII, the following terms shall have the meaning set forth below:

                  (a) "Cost Maintenance Period" means the period of five (5) taxable years beginning with the taxable year in which a transfer of Excess Pension Assets occurs under Section 8.4.

                  (b) "Excess Pension Assets" means "excess pension assets" under the Plan (if any) as determined under Section 420(e)(2) of the Internal Revenue Code.

                  (c) "Health Benefits" means health benefits or coverage that are provided by the Employer to retired employees and their spouses and dependents as described in Section 420(e)(1)(C) of the Internal Revenue Code.

                  (d) "Health Benefits Account" means the separate account established and maintained under this Article VIII in accordance with the requirements of Section 401(h) of the Internal Revenue Code but subject to the provisions of Section 420 of the Internal Revenue Code.

                  (e) "Health Plan" means a group health plan sponsored by the Employer that provides Health Benefits, as such plan may be amended from time to time, and that includes provisions satisfying Section 420(c)(3) of the Internal Revenue Code, including the requirement that the applicable employer cost (as defined in Section 420(c)(3) of the Internal Revenue Code) for each taxable year during the Cost Maintenance Period shall not be less than the higher of the applicable employer costs for each of the two taxable years immediately preceding the taxable year of a transfer of Excess Pension Assets under Section
8.4. The pertinent terms and conditions of any Health Plan are not a part of this Plan, are not subject to the terms and conditions of this Plan, and, except as provided in the immediately preceding sentence, may be amended or terminated from time to time without regard to the provisions of this Plan.

                  (f) "Qualified Current Retiree Health Liabilities" means, with respect to any taxable year of the Employer, the aggregate amounts (including administrative expenses) which relate to Health Benefits provided during such taxable year and that satisfy the requirements of Section 420(e)(1) of the Internal Revenue Code. As such, Qualified Current Retiree Health Liabilities with respect to a taxable year shall not include amounts related to Health Benefits provided to any individual (or his spouse and dependents) who is a "key employee" within the meaning of Section 416(i)(1) of the Internal Revenue Code with respect to any Plan Year ending in such taxable year.

ARTICLE IX. - EMPLOYERS

                  9.1 Adoption by Other Employers. The only Employers as of June 1, 2000 are the Company, Brush Wellman Inc., William Advanced Materials Inc., and Technical Materials, Inc. Any other Controlled Group Member may, with the consent of the Company, adopt the Plan and thereby become an Employer hereunder by executing an instrument evidencing such adoption upon the order of its governing body and filing a copy of such instrument with the Company. Such adoption may be subject to such terms and conditions as the Company requires or approves.

                  9.2 Costs and Expenses to be Shared. While there is more than one Employer, the costs of the Plan (including Employer contributions pursuant to the Plan and expenses incurred in connection with the Plan or the Trust Fund, but exclusive of any expenses to be paid from the Trust Fund) shall be shared by the Employers on such basis as may be determined by the Company.

ARTICLE X. - DETERMINATION OF PARTICIPATION AND BENEFITS

                  10.1 Employment Termination Prior to June 1, 2000. The benefits payable under the Plan (if any) with respect to any person whose employment with the Controlled Group terminated before June 1, 2000 and who is not a current Employee on or after June 1, 2000 shall be determined and paid solely in accordance with the relevant provisions of the Pre-2000 Restatement Plan, except to the extent otherwise expressly provided in, or where the context clearly requires application of provisions of, the Plan as hereby restated as of June 1, 2000, as amended hereafter from time to time, or to the extent required under applicable law. Without limitation of the foregoing, the provisions of subsection (7) of Section 6.12 regarding persons whose employment terminated prior to June 1, 2000 shall apply to any benefits payable under the Plan and the provisions of Section 6.9 and the provisions of any Schedule regarding the method and actuarial assumptions used to determine the lump sum actuarial equivalent value of a benefit shall apply to any benefit under the Plan paid in a lump sum payment as of a date occurring on or after June 1, 2000.

                  10.2 Coverage and Participation. (1) Coverage under the Plan may be extended to any plant, location, operating unit, or classification of employees of an Employer that is not already covered under the Plan pursuant only to an amendment to the appropriate Schedule of the Plan in accordance with the procedures set forth for Plan amendments in Article XII. Such amendment shall specify the effective date of such extension of coverage. Any new plant, location, or operating unit which is established by an Employer shall not become covered solely by virtue of the fact that it is part of such Employer or part of a plant, location, or operating unit which at the time is covered; any such new plant, location, or operating unit shall become covered only if Plan coverage is expressly extended thereto in accordance with the procedures specified in the foregoing provisions of this Section.

                  (2) An employee or former employee of a Controlled Group Member who at the close of business on May 31, 2000 was a participant under the Pre-2000 Restatement Plan (as determined under the provision of the Pre-2000 Restatement Plan) shall continue to be or shall become a Participant on and after June 1, 2000 until such person's participation terminates as provided in this subsection (2); otherwise, an Employee shall become a Participant when the Employee has satisfied the requirements to participate under an applicable Schedule. A Participant shall cease to be a Participant when he is no longer an Employee, unless he has a vested accrued pension benefit under the Plan, in which case he shall cease to be a Participant when he is no longer receiving or is no longer eligible to receive a pension benefit from the Plan.

                  (3) If the nonforfeitable percentage of the accrued benefit of a Participant is zero at his termination of employment with the Controlled Group, such Participant shall be deemed to have received a distribution of the entire accrued benefit to which he was entitled under the Plan at his termination of employment with the Controlled Group in lieu of all other benefits payable under the Plan.

                  10.3 Benefits. Except as otherwise provided in the provisions of the Plan other than an applicable Schedule: (1) The benefits to be provided under the Plan to a

Participant whose employment with the Controlled Group terminates on or after June 1, 2000 (if any) shall be as determined in accordance with the Schedule(s) applicable to such Participant; and (2) If such benefits are payable under more than one Schedule with respect to a Participant, the benefits under each applicable Schedule shall be determined and paid separately from the benefits under any other Schedule.

ARTICLE XI. - MERGER OF CERTAIN PLANS INTO THE PLAN

                  11.1 Merger of Plans. From time to time certain pension plans qualified under Section 401(a) of the Internal Revenue Code have been or will be merged into the Plan (or into the Brush Wellman Inc. Pension Plan, or into the Brush Wellman Inc. Pension Plan for Salaried Employees and its predecessors, of which this Plan is a continuation) (hereinafter referred to as a "Merged Plan"). Prior to the time that a Merged Plan was merged into the Plan, the Merged Plan may have merged with another pension plan qualified under Section 401(a) of the Internal Revenue code (hereinafter referred to as a "Merged Prior Plan").

                  11.2 Determination of Benefits for Merged Plans and Merged Prior Plans. The provisions of Section 10.1 shall apply with respect to a Participant who is not an Employee on or after June 1, 2000. With respect to a Participant who is an Employee on or after June 1, 2000, service and compensation taken into account under a Merged Plan or a Merged Prior Plan shall be taken into account under a Schedule that is applicable to the Participant; provided, however, that there shall be no duplication of service, compensation, or benefits under the Plan in respect of any period or otherwise.

                  11.3 Merger of TMI Plan. (1) Effective immediately following the close of business on May 31, 2000 (hereinafter referred to as the "TMI Merger Date"), the Technical Materials, Inc. Pension Plan, maintained under an instrument dated as of June 1, 1994, as amended, and certain predecessor instruments (hereinafter referred to as the "TMI Plan"), was merged into the Plan. Effective as of the TMI Merger Date, participants in the TMI Plan ceased to be participants therein and became Participants in the Plan.

                  (2) Effective as of the TMI Merger Date, all liabilities of the TMI Plan were transferred to the Plan from the TMI Plan. On or as soon as practicable after the TMI Merger Date, the assets of the TMI Plan were, upon the direction of the Company to the Trustee, transferred to the Trust Fund from the trust fund maintained under the TMI Plan.

                  (3) The Plan shall be deemed to be a continuation of the TMI Plan. The terms and conditions of the TMI Plan (including the terms and conditions of any prior provision of the TMI Plan or any predecessor plan document) may be amended, including amendments made retroactive to a date prior to the TMI Merger Date, in accordance with the applicable provisions of the Plan.

                  11.4 Merger of WAM Plan. (1) Effective immediately following the close of business on May 31, 2000 (hereinafter referred to as the "WAM Merger Date"), the William Advanced Materials Inc. Retirement Plan, maintained under an instrument dated as of June 1, 1994, as amended, and certain predecessor instruments (hereinafter referred to as the "WAM Plan"), was merged into the Plan. Effective as of the WAM Merger Date, participants in the WAM Plan (hereinafter referred to as "WAM Plan Participants") ceased to be participants therein and became Participants in the Plan.

                  (2) Effective as of the WAM Merger Date, all liabilities of the WAM Plan were transferred to the Plan from the WAM Plan. On or as soon as practicable after the WAM

Merger Date, the assets of the WAM Plan were, upon the direction of the Company to the Trustee, transferred to the Trust Fund from the trust fund maintained under the WAM Plan.

                  (3) The Plan shall be deemed to be a continuation of the WAM Plan. The terms and conditions of the WAM Plan (including the terms and conditions of any prior provision of the WAM Plan or any predecessor plan document) may be amended, including amendments made retroactive to a date prior to the WAM Merger Date, in accordance with the applicable provisions of the Plan.

                  11.5 Overriding Provisions. The provisions of this Article XI shall apply notwithstanding any other provisions of the Plan and shall override any conflicting Plan provisions.

ARTICLE XII. - AMENDMENT

                  12.1 Right to Amend. The Company has reserved, and does hereby reserve, the right, subject to the limitations of the first sentence of Section 6.2, to amend at any time and from time to time any or all of the provisions of the Plan without the consent of any other Employer or of any Employee, Participant, Beneficiary or other person. The Company's right to amend the Plan shall include the right to amend the Plan to include in the Plan any additional group or groups of Employees (including former Employees). Any such amendment to the Plan may also apply to the portion(s) of the Plan attributable to (or otherwise with respect to) the Pre-2000 Restatement Plan, any Merged Plan, any Merged Prior Plan, and any portion(s) thereof or provisions in respect thereof.

                  12.2 Procedures for Amendment. Any amendment of the Plan shall be expressed either in an instrument executed by the Company on the order of its Board of Directors or in an instrument executed on behalf of the Company by any officer or officers of the Company authorized by resolution of the Company's Board of Directors to amend the Plan.

ARTICLE XIII. - TERMINATION

                  13.1 Right to Terminate or Withdraw. (1) The Company has reserved, and does hereby reserve, the right to terminate the Plan (including all portions of the Plan) at any time (without the consent of any other Employer or of any Employee, Participant, Beneficiary or other person) either in whole or in part or as to any or all of the Employers or as to any designated group of Employees (including former Employees) and their Beneficiaries. Such termination shall be expressed in an instrument executed by the Company on the order of the Board of Directors.

                  (2) Any Employer (other than the Company) may elect separately to withdraw from the Plan, without consent of any other Employer or of any Employee, Participant, Beneficiary or other person, and such Employer shall not be an Employer from the effective date of the withdrawal. Any such withdrawal shall be expressed in an instrument executed by the withdrawing Employer on the order of its Board of Directors or other governing body and filed with the Company, and shall (except as may otherwise be required by applicable law) become effective when so filed unless some other effective date is designated in such instrument and approved by the Company.

                  13.2 Application of Assets Upon Termination. If the Plan is terminated pursuant to Section 13.1 as to all Employees, Participants and Beneficiaries, then, in the absence of a subsequent amendment to this Article, no contributions shall thereafter be made to the Trust and the assets remaining in the Trust Fund (available to provide benefits) shall be allocated in accordance with applicable law for the purpose of paying benefits provided for in the Plan. Any residual assets attributable to an Employer's contributions may at the Company's direction be distributed to the Company or to any Employer if
(A) all liabilities of the Plan to Participants and their Beneficiaries have been satisfied and (B) the distribution does not contravene any provision of law.

                  13.3 Partial Termination. If, pursuant to Section 13.1, the Plan is terminated as to any Employer or as to any designated group of Employees (including former Employees) and their Beneficiaries while remaining in effect as to any other Employer or Participants or Beneficiaries, the Trust Fund shall (except as may otherwise be required by applicable law) be divided on the basis of the ratio of (A) to (B) where (A) equals the funded actuarial requirements of the Plan (as of the effective date of such termination) with respect to the Participants and Beneficiaries as to whom the Plan is terminated, and (B) equals the funded actuarial requirements of the Plan as of such date with respect to all Participants and Beneficiaries. Such funded actuarial requirements of the Plan shall be determined by the Actuary by the use of such factors, assumptions and procedures as the Actuary deems to be practical and appropriate in view of the circumstances involved. After such division, that part of the Trust Fund as to which the Plan has been so terminated shall (except as may otherwise be required by applicable law) be administered and/or distributed in accordance with Section 13.2 for the Participants and Beneficiaries as to whom the Plan has been terminated, unless provision is made by amendment of the Plan for some other disposition of such part of the Trust Fund.

ARTICLE XIV. - EFFECTIVE DATE

                  14.1 General. Except as otherwise herein provided (including as the context may require), this restatement of the Plan shall be effective as of June 1, 2000.

                  14.2 GUST Effective Dates. Except as otherwise expressly provided herein, each change made to the Plan by this restatement for the purpose of satisfying a provision of (i) the Uniformed Services Employment and Reemployment Rights Act of 1994, (ii) the Uruguay Round Agreements Act of 1994, including with respect to the immediately following sentence, (iii) the Small Business Job Protection Act of 1996, (iv) the Taxpayer Relief Act of 1997, (v) the Internal Revenue Service Restructuring and Reform Act of 1998, (vi) the Community Renewal Tax Relief Act of 2000, (vii) any other change in the Internal Revenue Code or ERISA, or (viii) regulations, rulings, or other published guidance issued under the Internal Revenue Code, ERISA or the legislative enactments listed in (i)-(vi) above (a "Compliance Change") shall be effective as of the first date such change became required by reason of such provision and shall also be effective with respect to any plan merged (including a transfer of assets and liabilities from any plan subject to Section 414(l) of the Internal Revenue Code) into the Plan as of the first date such change became required by reason of such provision (including for periods prior to the merger date to the extent so required), and accordingly, is also an amendment of any plan merged (including a plan from which assets and liabilities were transferred) into the Plan for this purpose. For a benefit payable in a single sum or deemed to be payable in a lump sum after May 31, 2000 with respect to Employees and former Employees, regardless of when employment covered under the Plan terminated and notwithstanding any other provision in the Plan to the contrary, the basis used to determine the present value of the single sum benefit shall be the "applicable mortality table" and "applicable interest rate" where the "applicable mortality table" for this purpose means the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code as in effect on the date of distribution and the "applicable interest rate" for this purpose means the annual rate of interest for purposes of Section 417(e)(3) of the Internal Revenue Code using the Plan Year as the stability period and the second calendar month preceding the first day of the Plan Year as the lookback month in accordance with Treasury Regulation Section 1.417(e) - 1(d)(4). This provision shall be effective to amend any plan merged (including a plan from which assets and liabilities were transferred) into the Plan only with respect to Compliance Changes, and this restatement and the Compliance Changes shall not be construed to expand the definition of eligible employee, change accrued benefits, or otherwise change any substantive provision of the Plan or of any plan merged (including a plan from which assets and liabilities were transferred) into the Plan that is not directly affected by a Compliance Change.

                  14.3 EGTRRA Compliance. This restatement of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This restatement is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided herein, provisions of this restatement implementing EGTRRA shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

                                      * * *

                  Executed this ______ day of _________, 2002.

                                              BRUSH ENGINEERED MATERIALS INC.


                                              By:
                                                 -------------------------------
                                                 Title:

                                   SCHEDULE A

                       SALARIED EMPLOYEES OF THE COMPANY,
                BEM SERVICES, INC., BRUSH CERAMIC PRODUCTS INC.,
                BRUSH INTERNATIONAL, INC., BRUSH RESOURCES INC.,
                BRUSH WELLMAN INC., AND ZENTRIX TECHNOLOGIES INC.

ARTICLE I. - DEFINITIONS

                  1.1 Definitions. The following terms when used in this Schedule A with initial capital letters shall have the following respective meanings unless the context clearly indicates otherwise:

                  (1) Accrued Benefit: See Section 3.1(2).

                  (2) Actuarial Equivalent: A benefit of equivalent actuarial value when computed on the basis of the actuarial factors, assumptions and procedures set forth on Exhibit A to this Schedule A.

                  (3) Age: A person's "Age" at any time shall be his age on the then most recent anniversary of his date of birth.

                  (4) Anticipated Benefit: The monthly amount payable at Age 65 to which a Participant who was a participant in the Pre-1981 Restatement Plan on May 31, 1981 would have been entitled in accordance with the Pre-1981 Restatement Plan as if it were in effect (or, in the case of Brush Wellman Inc. Pension Plan for Hourly Employees, as it is in effect under Schedule B of the
Plan) on his Qualifying Employment Severance Date and as if he were a participant thereunder on such Date; provided, however, except as otherwise specifically provided in the Plan, the requirements (including Years of Vesting Service) relating to eligibility for, and the Years of Benefit Service for periods on and after June 1, 1981 and Primary Social Security Amount used in computing the amount of, any such benefits shall be only those as set forth or determined in accordance with the provisions of this Schedule A as in effect on such Qualifying Employment Severance Date.

                  (5) Beneficiary: A Participant's Death Beneficiary, his Spouse or any other person (other than such Participant) who is or becomes entitled under this Schedule A, or under an option or options permitted by the terms of this Schedule A, to receive any part or all of a pension or other benefit payable with respect to such Participant.

                  (6) Covered Employee: With respect to periods prior to November 1, 1996, a "Covered Employee" as defined in the Pre-2000 Restatement Plan as of the date status as a Covered Employee is determined, and with respect to periods on and after November 1, 1996, an Employee of an Employer who receives his regular compensation on a salary basis or on a salary and commission basis and who is employed at a covered plant, location, or operating unit listed on Schedule AI, or who is a member of a covered classification of employees listed on


                                      -A1-

Schedule AI, but excluding (A) any Employee within a collective bargaining unit covered by a collective bargaining agreement with any Employer pursuant to which the Employer is required to make contributions under another Schedule or to another pension, retirement profit sharing, annuity or similar retirement plan or arrangement for Employees in such unit unless the collective bargaining representative for Employees in such unit and the Employer agree that this exclusion shall not apply to Employees in such unit, (B) any Employee who is a nonresident alien, (C) any Employee of the Newburyport, Massachusetts Ceramics Division of Brush Wellman Inc. during any period of time any such Employee is employed by such Massachusetts Ceramics Division prior to July 1, 1981, (D) any leased employee as such term is defined in Section 6.20 (Provision Pursuant to Internal Revenue Code Section 414(n)), (E) any person who is not treated by the Employer as an employee for purposes of Section 3401 of the Internal Revenue Code (without regard to any determination other than by the Employer that such person is or is not an employee for purposes of Section 3401 of the Internal Revenue Code and without regard to any retroactive treatment by the Employer of such person as an employee for purposes of Section 3401 of the Internal Revenue
Code), and (F) any Employee of the Crystal Systems Division of Brush Wellman Inc. during any period of time any such Employee is employed by such Crystal Systems Division, provided, however, that if an Employee is transferred to employment with such Crystal Systems Division after December 31, 1980 and if immediately prior to such transfer he was covered by the Pre-2000 Restatement Plan or this Schedule, or by any other plan of the Company or any other Controlled Group Member which is qualified under Section 401(a) of the Internal Revenue Code, such Employee shall, nevertheless, be considered to be a Covered Employee during the period or periods of his subsequent employment as a salaried Employee of such Crystal Systems Division, so long as he is not otherwise excluded hereunder. For purposes of this paragraph (6), any person who is an Employee, who is performing services outside of the United States of America as an Employee of an Employer, and who immediately prior to beginning to perform such services outside of the United States of America was a Covered Employee under this paragraph (6) (determined without regard to this sentence) shall be deemed to be a Covered Employee employed at the covered plant, location, or operating unit or in the covered classification at which or in which such Covered Employee was employed immediately prior to beginning to perform such services outside of the United States of America until the earliest of the date on which the person is transferred to a plant, location, or operating unit or employment classification listed on Schedule AI, the date on which the person is transferred to a plant, location, or operating unit located within the United States of America that is not listed on Schedule AI, the date on which the person no longer receives his regular compensation on a salary basis or on a salary and commission basis, the date on which the person is no longer an Employee of an Employer, or the date on which the person has a status that would exclude the person from the definition of Covered Employee under clauses (A) through (F) of the first sentence of this paragraph (6).


                                      -A2-

                  (7) Death Beneficiary: (a) A Participant's Death Beneficiary shall be his Spouse if such Spouse survives him, and if such Spouse's death occurs after the Participant's death, the Participant's Death Beneficiary shall be such Spouse's estate.

                  (b) If a Participant has no Spouse at the time of his death or his Spouse consents (in the manner hereinafter described in this paragraph (b)) to the designation hereinafter provided for in this paragraph (b), his Death Beneficiary shall be such person or persons (other than, or in addition to, his Spouse in the case of a married Participant) as may be designated by a Participant as his death beneficiary or contingent death beneficiary under the Plan. Such a designation may be made, revoked or changed only by an instrument (in a form acceptable to the Committee) which is signed by the Participant, which, if he has a Spouse, includes his Spouse's written consent to the action to be taken pursuant to such instrument (unless such action results in the Spouse being named as the Participant's sole Death Beneficiary), and which is filed with the Committee before the Participant's death. A Spouse's written consent required by this paragraph (b) shall be signed by the Spouse, shall acknowledge the effect of such consent, shall be witnessed by any person designated by the Committee as a Plan representative or by a notary public and shall be effective only with respect to such Spouse. A person designated by a Participant as a Death Beneficiary who ceases to exist shall not be entitled to any payment thereafter to be made to the Participant's Death Beneficiary; provided, however, that if a Participant's designation includes his Spouse, such Spouse's death occurs after the Participant's death and such designation does not provide that payments otherwise to be made to the Spouse shall be made to some other person or persons after such Spouse's death, such payments shall be made to the Spouse's estate. At any time when all the persons designated by the Participant as his Death Beneficiary have ceased to exist, his Death Beneficiary shall be his Spouse or, if he does not then have a Spouse (and his Spouse's estate is not entitled to payments pursuant to the provisions of the immediately preceding sentence), such relative or relatives of the Participant (by blood, marriage or adoption) and in such proportions as the Committee may select, or, in the discretion of the Committee, the Participant's estate.

                  (c) If a Participant has no Spouse and he has not made an effective Death Beneficiary designation pursuant to paragraph (b) above, his Death Beneficiary shall be determined by the Committee as provided in the last sentence of such paragraph (b).

                  (8) Earnings: The regular base salary or base wages, overtime, incentive compensation paid pursuant to any incentive compensation plan (or any similar plan) of any Controlled Group Member, as from time to time in effect, and commissions paid or to be paid by a Controlled Group Member to an Employee but exclusive of all other forms of compensation; provided, however, that with respect to Participants who are "highly compensated employees" as defined in
Section 414(q) of the Internal Revenue Code and who received a retirement benefit under the Brush Wellman Inc. Voluntary Early Retirement Window Supplemental Plan, "Earnings" shall not include incentive compensation paid pursuant to any incentive compensation plan (or any similar plan) of any Controlled Group Member the payment of which is made by a Controlled Group Member in a calendar year earlier than the calendar year in which


                                      -A3-
payment thereof would normally be made under such incentive compensation plan (or similar plan). Notwithstanding the foregoing, an amount that is includible in an Employee's gross income for Federal income tax purposes as a result of performance restricted shares granted to the Employee under the Brush Wellman Inc. 1995 Stock Incentive Plan, as amended or the Brush Engineered Materials Inc. 1995 Stock Incentive Plan, as amended (the "1995 Stock Plan") being not, or no longer being, subject to a substantial risk of forfeiture or restriction on transfer under the 1995 Stock Plan, as a result of a payment under the 1995 Stock Plan by a Controlled Group Member to the Employee in respect of performance shares granted to the Employee under the 1995 Stock Plan, or as a result of payment under the 1995 Stock Plan by a Controlled Group Member to the Employee in respect of performance units granted to the Employee under the 1995 Stock Plan, except for any such amount in respect of dividends or other distributions or dividend equivalents or equivalents to other distributions with respect to such performance restricted shares, performance shares, or performance units, shall be considered Earnings at the time that such amount is includible in the Employee's gross income for Federal income tax purposes; provided, however, that in determining the amount of any such Earnings and the time at which any such amount is Earnings any election pursuant to Section 83(b) of the Internal Revenue Code shall be disregarded. Earnings shall not be affected by any compensation reduction elections of an Employee under Internal Revenue Code Section 125 or 401(k).

                  (9) Employer: The Company, BEM Services, Inc., Brush Ceramic Products Inc., Brush International, Inc., Brush Resources Inc., Brush Wellman Inc., and Zentrix Technologies Inc.

                  (10) Employment Commencement Date: The date on which an Employee first performs an Hour of Service for a Controlled Group Member.

                  (11) Employment Severance and Employment Severance Date: An Employment Severance occurs on the earlier of (A) the date on which an Employee's employment with the Controlled Group is terminated because of death, resignation, Retirement or discharge or (B) the later of (i) the first anniversary of the first day of a period in which the Employee remains absent from employment (with or without pay) with the Controlled Group for any reason other than death, resignation, Retirement or discharge or (ii) the date on which the Employee's disability benefit payable under any Long-Term Disability Benefit Contract applicable to him ceases. The date on which an Employee's Employment Severance occurs shall be referred to as his Employment Severance Date.

                  (12) Final Average Monthly Pay: (a) For a person who is not employed as an Employee after April 30, 2001, the following shall apply: The amount determined by ascertaining the amount of an Employee's Earnings during each of the five highest consecutive calendar years (or, if he has been employed for a lesser number of consecutive calendar years, such lesser number of consecutive calendar years) ending not later than the end of the calendar year in which occurs the earliest of (A) his Qualifying Employment Severance Date or
(B) the effective date of the termination of the Plan with respect to him, and by dividing 60 into the total amount of his Earnings during such five consecutive calendar years; provided, however, that (i) if an employee has less than five consecutive calendar years of employment with the Controlled


                                      -A4-

Group upon the occurrence of such event, the average shall be taken over his total period of employment and (ii) if an Employee does not have any Earnings during a calendar year, such year shall be ignored for all purposes of this definition.

                  (b) For a person who is employed as an Employee after April 30, 2001, the following shall apply: The amount determined by ascertaining the amount of an Employee's Earnings during each of the five highest consecutive calendar years (or, if he has been employed for a lesser number of consecutive calendar years, such lesser number of consecutive calendar years) ending not later than the end of the calendar year in which occurs the earliest of (A) his latest Qualifying Employment Severance Date or (B) the effective date of the termination of the Plan with respect to him, and by dividing 60 into the total amount of his Earnings during such five consecutive calendar years; provided, however, that (i) if an employee has less than five consecutive calendar years of employment with the Controlled Group upon the occurrence of such event, the average shall be taken over his total period of employment and (ii) if an Employee does not have any Earnings during a calendar year, such year shall be ignored for all purposes of this definition.

                  (13) Hour of Service: Hours of Service shall be credited in accordance with the following rules:

                  (A) An Employee shall be credited with one Hour of Service for each hour for which he is paid, or entitled to payment, by one or more Controlled Group Members for the performance of duties as an Employee.

                  (B)(i) An Employee shall be credited with one Hour of Service (on the basis set forth in subparagraph (iv) below) for each hour for which he is paid, or entitled to payment, by one or more Controlled Group Members on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence.

                  (ii) Notwithstanding the foregoing provisions of this paragraph (B),

                  (a) no more than 501 Hours of Service shall be credited under this paragraph (B) to an Employee on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single Plan Year);

                  (b) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if


                                      -A5-
            such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation or unemployment compensation or disability insurance laws; and

                  (c) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  (iii) For purposes of this paragraph (B), a payment shall be deemed to be made by or due from a Controlled Group Member regardless of whether such payment is made by or due from such Controlled Group Member directly, or indirectly through, among others, a trust fund, or insurer, to which such Controlled Group Member contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  (iv) For purposes of this paragraph (B), an Employee shall be credited with Hours of Service on the basis of his regularly scheduled working hours per week (or per day if he is paid on a daily basis) or, in the case of an Employee without a regular work schedule, on the basis of 40 Hours of Service per week (or 8 Hours of Service per day if he is paid on a daily basis) for each week (or day) during such period of time during which no duties are performed. Notwithstanding the foregoing provisions of this subparagraph (iv), an Employee shall not be credited with a greater number of Hours of Service for a period during which no duties are performed than (a) the number of hours for which he is regularly scheduled for the performance of duties during such period or (b) in the case of an Employee without a regular work schedule, 40 Hours of Service per week (or 8 Hours of Service per day if he is paid on a daily basis).

                  (C) An Employee shall be credited with one Hour of Service for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by one or more Controlled Group Members, provided, however, that (i) an hour shall not be credited under both paragraph (A) or (B), as the case may be, and this paragraph (C), and (ii) Hours of Service credited under this paragraph (C) with respect to periods described in paragraph (B) shall be subject to the limitations and provisions set forth in said paragraph (B).

                  (D) Hours of Service shall be determined from records maintained by Controlled Group Members of hours for which payment is made or due, except that with respect to each Employee whose compensation is not determined on the basis of certain amounts for each hour worked during a given period and for whom hours of work are not required to be counted and recorded by any federal law (other than ERISA), he shall be credited with 45 Hours of Service for each week, or 10 Hours of Service for each day if he is paid on a daily basis, in which


                                      -A6-
      he is credited with an Hour of Service under paragraphs (A) or (B) of this subsection (13).

                  (E) No hour shall be counted more than once or be counted as more than one Hour of Service even though the Employee may receive more than straight-time pay for it.

                  (F) Hours of Service shall be credited to eligibility computation periods and Plan Years in accordance with the provisions of 29 C.F.R. Section 2530.200b-2(c), which provisions are hereby incorporated herein by reference.

                  (G) Anything in the Plan to the contrary notwithstanding, an Employee shall be credited with such Hours of Service not otherwise credited to him under the Plan as may be required by applicable law.

                  (14) Long-Term Disability Benefit Contract: Any contract or other arrangement entered into between an Employer and any commercial insurance carrier or any formalized plan or program of an Employer which is communicated in writing to the participants, the costs of which are borne in whole or in part by such Employer and which provides for long-term disability benefits for participants, on a uniform and nondiscriminatory basis, after termination of any said participant's active employment with every Employer because of bodily or mental injury or disease, as defined from time to time in such contract, arrangement, plan or program, and subject to the other provisions and conditions contained therein.

                  (15) Normal Retirement Date: The later of the date on which an Employee attains Age 65 or the fifth anniversary of the date he first commenced participation in the Plan.

                  (16) Pension Commencement Date: The date as of which a Participant's or Beneficiary's pension under this Schedule A commences or is to commence under the applicable terms of this Schedule A, irrespective of whether it has in fact commenced.

                  (17) Pensioner: A former Employee whose Qualifying Employment Severance has occurred and who is eligible for or is receiving a pension under this Schedule A, even though such pension may not have commenced or will not commence until after the proper filing of an application and the arrival of the time at which such pension becomes payable.

                  (18) Pre-1981 Restatement Plan: The Brush Wellman Inc. Pension Plan for Salaried Employees (formerly known as Brush Wellman Inc. Pension Plan for Exempt Salaried Employees), as the same was amended up to (but not including) June 1, 1981, and as the same may have been or may be amended by any post-June 1, 1981 amendment. For the purposes of those non-exempt employees of Brush Wellman Inc. who, as of June 1, 1981, became participants under the Brush Wellman Inc. Pension Plan for Salaried Employees (As Amended and Restated as of June 1, 1981), the term "Pre-1981 Restatement Plan" shall mean


                                      -A7-

Brush Wellman Inc. Pension Plan for Hourly Employees (prior to June 1, 1981 known as The Brush Wellman Inc. Pension Plan for Non-Exempt Employees) or the provisions of Schedule B of the Plan (as appropriate to the context).

                  (19) Primary Social Security Amount: (a) An amount to be determined for a Participant from a table prepared by the Actuary, which table shall be prepared on a basis so that such amount for a Participant shall reasonably approximate the unreduced monthly primary old-age Social Security Benefit under Title II of the federal Social Security Act to which a Participant of similar age, sex and earnings would be entitled under the law in effect on the January 1st coincident with or next preceding his Qualifying Employment Severance and which shall be based on the following assumptions:

                  (i) that the Participant had received, prior to the calendar year immediately preceding the calendar year in which occurs his Qualifying Employment Severance, compensation of the type that is subject to old-age Social Security taxes which changed from one year to the next by an amount equal to the actual change in the national wage for those years as determined by the Social Security Administration;

                  (ii) that the Participant shall receive no compensation after his Qualifying Employment Severance; and

                  (iii) if his Qualifying Employment Severance occurs after his Normal Retirement Date, that his compensation had ceased on his Normal Retirement Date.

                  (b) Except as provided in paragraph (c) of this subsection
(19), when the Primary Social Security Amount is computed under the foregoing provisions of this subsection (19), it shall not thereafter be changed because of any alteration in the amount of said Social Security benefit in fact paid to the Participant, including any possible increases in such benefits because of the application of any formula which is based in whole or in part on one or more factors such as the cost-of-living index.

                  (c) Notwithstanding any other provisions of this subsection
(19) to the contrary, a Participant shall have the right to supply to the Administrative Committee, within six months after the later of the date of his Qualifying Employment Severance or the date on which he is notified by the Administrative Committee of the pension to which he is entitled under this Schedule A, his actual history of wages earned prior to his Qualifying Employment Severance as evidenced by records of the Social Security Administration or other records which the Administrative Committee deems acceptable. If such wage history is provided, the amounts obtained therefrom shall be substituted for the amounts estimated pursuant to paragraph (a) of this subsection (19) in determining the Participant's Primary Social Security benefit. If payment of a Participant's pension under this Schedule A commences prior to the time he furnishes such wage history to the Administrative Committee, his pension payments shall be increased or reduced, as the case may be, in accordance with such wage history, provided that any reductions


                                      -A8-
shall be prospective only, and any increases shall be prospective and retroactive in the form of a lump sum payment without interest.

                  (20) Qualifying Employment Severance and Qualifying Employment Severance Date: A Qualifying Employment Severance occurs on the Retirement of a Participant, a Participant's Employment Severance that makes him eligible for a deferred vested pension under this Schedule A, or the death of a Participant if as a result of his death a benefit is payable under this Schedule A for a Beneficiary of his; and the date on which a Participant's Qualifying Employment Severance occurs shall be referred to as his Qualifying Employment Severance Date.

                  (21) Reemployment Commencement Date: The date following an Employee's Employment Severance Date on which he again performs an Hour of Service for a Controlled Group Member.

                  (22) Retirement: A Participant's Employment Severance which makes him eligible for a normal or early retirement pension under this Schedule A.

                  (23) Service and Years of Service:

                  (A) General Rule: An Employee shall be credited with Vesting Service and Benefit Service pursuant to the provisions of this subsection (23) or, with respect to the period prior to June 1, 1985, in accordance with the provisions of the Brush Wellman Inc. Pension Plan for Salaried Employees (including the Pre-1981 Restatement Plan) as in effect from time to time before such date if such provisions result in a greater period of Vesting or Benefit Service for the Employee.

                  (B) Vesting Service: An Employee's Vesting Service, which shall be used to determine his (or his Beneficiary's) eligibility for (as distinguished from the amount of) a benefit, shall equal the total of his periods of employment with the Controlled Group beginning with his Employment Commencement Date or his Reemployment Commencement Date if applicable, and ending on his next following Employment Severance Date, except that if an Employee whose Employment Severance occurs by reason of his resignation, Retirement or discharge performs an Hour of Service for a Controlled Group Member during the 12 consecutive month period (or the 24 consecutive month period if such termination resulted from a reduction in force) beginning on his Employment Severance Date, the period beginning on such Employment Severance Date and ending on the date on which he performs such Hour of Service shall be deemed to be employment with the Controlled Group; provided, however, that if such Employee's Employment Severance occurs by reason of his resignation, Retirement or discharge during a period of absence referred to in Section 1.1(11)(B)(i), the period beginning on his Employment Severance Date and ending on the date on which he performs such Hour of Service shall not be deemed to be employment with the Controlled Group unless such Hour of Service is performed within 12 months of the date on which such period of absence commenced. Notwithstanding the preceding sentence, in the case of an Employee who, on or after June 1, 1981, became a Covered Employee under and by reason of an amendment to the Pre-2000


                                      -A9-

Restatement Plan, or becomes a Covered Employee by reason of an amendment to this Schedule A, or by reason of a transfer from other employment with the Controlled Group and whose service before so becoming a Covered Employee under any other Schedule or pension or annuity plan (or any similar plan) maintained or contributed to by a Controlled Group Member was determined on the basis of computation periods, such Employee shall be credited with Vesting Service consisting of:

                  (i) a number of years equal to the number of years of service credited to the Employee for vesting purposes before the computation period during which the transfer occurs, and

                  (ii) the greater of (a) the Vesting Service that would be credited to the Employee under this subsection (23) during the entire computation period in which the transfer occurs or (b) the service for vesting purposes taken into account under the computation periods method as of the date of the transfer; and

in addition, the Employee shall be credited with Vesting Service for his period of employment with the Controlled Group subsequent to the transfer commencing on the day after the last day of the computation period in which the transfer occurs. Notwithstanding the foregoing provisions of this subsection (23), an Employee shall not be credited with Vesting Service for any period after the termination of the Plan as to him.

                  Notwithstanding any other provision of the Plan to the contrary, a Covered Employee who was an Employee of Metals Engineering Company on January 1, 1989, shall solely for purposes of this subparagraph (B) be deemed to have as his Employment Commencement Date his date of hire with Metals Engineering Company, or his date of hire with Penn Precision Rolling Mills, Ltd. if earlier.

                  (C) Benefit Service: An Employee's Benefit Service, which shall be used to determine the amount of (as distinguished from his eligibility for) any benefit, shall mean his periods of employment with the Controlled Group
(i) during which he is a Covered Employee (or is deemed to be a Covered Employee pursuant to Section 3.7) and (ii) which occur between his Employment Commencement Date or his Reemployment Commencement Date, if applicable, and his next following Employment Severance Date.

                  (D) Years of Service: In determining the number of an Employee's Years of Vesting Service, all periods of his employment with the Controlled Group (whether or not consecutive) counted as Vesting Service pursuant to paragraph (B) above shall be aggregated on the basis of full years and months to the nearest month. Except as provided in Section 3.6(3), in determining the number of an Employee's Years of Benefit Service, each period of his employment with an Employer counted as Benefit Service pursuant to (C) above shall be separately determined on the basis of full years and months to the nearest month in each such period.


                                     -A10-

                  (E) Former Wellman Employees: Notwithstanding anything in the Plan to the contrary, a former salaried employee of The S.K. Wellman Corp. (now known as Egbert Corp.) (1) who, prior to May 4, 1986, transferred from employment as a salaried employee of The S.K. Wellman Corp. to employment as a Covered Employee of Brush Wellman Inc., (2) who was a Covered Employee of Brush Wellman Inc. as of May 4, 1986 and (3) whose Qualifying Employment Severance under the Plan occurs after May 4, 1986 shall be credited with Benefit Service under the Plan in an amount equal to the amount of benefit service credited to him under The S.K. Wellman Corp. Retirement Plan for Salaried Employees at the time of his said transfer. Each such former salaried employee of The S.K. Wellman Corp. is hereinafter referred to as a "Former Wellman Employee".

                  (F) Employees of Lorain Plant: Notwithstanding anything in the Plan to the contrary, a person who is or becomes a Covered Employee on or after January 1, 2002 shall be credited with Benefit Service with respect to period(s) of employment of such person as an Employee at the Lorain Plant after October 31, 1996 and prior to January 1, 2002 (if any) as if such person had been a Covered Employee during such period(s) of employment. Notwithstanding the immediately preceding sentence, no Benefit Service shall be credited to a Covered Employee (i) if such Benefit Service would, if credited during the period of such Covered Employee's employment at the Lorain Plant otherwise in accordance with the immediately preceding sentence, be disregarded in accordance with any other provision of the Plan, including but not limited to Section 5.2(3), Section 5.5(2) and/or Section 10.2(3) (Coverage and Participation), in computing any pension to which such Covered Employee may be entitled under the Plan, or (ii) if the Covered Employee receives credit for "Years of Benefit Service" (under and as defined in Schedule B) with respect to such employment as an Employee at the Lorain Plant.

                  For purposes of this subparagraph (F), the "Lorain Plant" shall mean the Brush Wellman Inc. facility located at 7375 Industrial Parkway, Lorain, Ohio.

                  (24) Year of Benefit Service: See Section 1.1(23).

                  (25) Year of Eligibility Service: An Employee shall be credited with a Year of Eligibility Service if he is credited with at least 1,000 Hours of Service in the 12-month period beginning on his Employment Commencement Date (or, in the case of an Employee whose Employment Severance occurs before he completes such 12-month period, in the 12-month period beginning on his Reemployment Commencement Date), provided that an Employee who is not credited with at least 1,000 Hours of Service during such 12-month period shall be credited with a Year of Eligibility Service if he is credited with at least 1,000 Hours of Service during the Plan Year which includes the first anniversary of his Employment Commencement Date (or his Reemployment Commencement Date) or any Plan Year thereafter.

                  (26) Year of Vesting Service: See Section 1.1(23).


                                     -A11-

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION

                  2.1 Commencement of Participation. (1) A person who, on May 31, 2000, was a "Participant" under the Pre-2000 Restatement Plan or satisfied the eligibility requirements of the Pre-2000 Restatement Plan, and who is an Employee (or a Pensioner) on June 1, 2000, shall become, or shall continue to be, a Participant under this Schedule A on June 1, 2000.

                  (2) An Employee who is not a Participant pursuant to Section 2.1(1) shall become a Participant under this Schedule A on the date on or after June 1, 2000 on which he satisfies the following eligibility requirements: (A) he is a Covered Employee, (B) he has attained Age 21, and (C) he has been credited with a Year of Eligibility Service.

                  (3) If a person ceased to be a Participant under the Pre-2000 Restatement Plan prior to June 1, 2000, or ceases to be a Participant under this Schedule A on or after June 1, 2000, and he again becomes an Employee on or after June 1, 2000, he shall again become a Participant under this Schedule A as of the date he so again becomes an Employee whether or not he again becomes a Covered Employee.


                                     -A12-

ARTICLE III. - PENSION AND DEATH BENEFITS

                  3.1 Pensions Prior to June 1, 2000. An Employee or former Employee shall not be eligible for a pension under the Plan as hereby restated as of June 1, 2000 unless, in addition to any other requirements set forth in the Plan, his Qualifying Employment Severance occurs on or after June 1, 2000. The pension payable to or for an Employee or former Employee whose Qualifying Employment Severance occurred before June 1, 2000 (and who is not rehired thereafter) shall be determined by and paid in accordance with the terms and provisions of the Pre-2000 Restatement Plan (including the Pre-1981 Restatement
Plan) as in effect at the date of such Qualifying Employment Severance except to the extent certain provisions of the Plan as hereby restated as of June 1, 2000 apply to such pension in accordance with Section 10.1 (Employment Termination Prior to June 1, 2000). Notwithstanding the foregoing provisions of this Section 3.1, or any other provision of the Plan, or any prior provision of the Plan or any predecessor plan document, the last sentence of Exhibit A shall apply with respect to any benefit payable in a lump sum after May 31, 2000 or deemed to be payable after May 31, 2000 in a lump sum, without regard to when employment termination occurred.

                  3.2 Regular Pension. (1) The regular pension under this Schedule A shall be a monthly amount equal to the greatest of (A), (B) or (C) below, except that only (C) below shall apply to any Participant on May 31, 1981 who was not a Covered Employee on June 1, 1981 and did not become a Covered Employee after such date:

                  (A) 50% of the Participant's Final Average Monthly Pay reduced by 50% of his Primary Social Security Amount, which result shall then be multiplied by the ratio of (i) the Participant's Years of Benefit Service (but not more than 35 such Years) to (ii) 35;

                  (B) an amount equal to (i) $9.00 multiplied by the Participant's Years of Benefit Service if his termination of employment with the Controlled Group shall have occurred on or after June 1, 1985 and prior to January 1, 1992, (ii) $20.00 multiplied by the Participant's Years of Benefit Service if his termination of employment with the Controlled Group shall have occurred on or after January 1, 1992 and prior to January 1, 2001, and (iii) $30.00 multiplied by the Participant's Years of Benefit Service if his termination of employment with the Controlled Group shall have occurred on or after January 1, 2001.

                  (C) the Participant's Anticipated Benefit.

                  However, in the case of each Pensioner or Beneficiary who shall be entitled to a benefit under any other Schedule or any other retirement plan of one or more Controlled Group Members, which benefit shall be based on years of service other than the Years of Benefit Service taken into account in computing the benefit hereunder, if such other years of service when added to such Years of Benefit Service exceed 35, then there shall be deducted from the regular pension determined under (A) above a fraction of a single life annuity equivalent of each such other benefit of which fraction the numerator


                                     -A13-
      shall be the number of years by which the sum of such other years of service and such Years of Benefit Service exceed 35 and the denominator of which shall be the total of such other years of service. Notwithstanding the foregoing provisions of this Section 3.2(1), the pension to which a Former Wellman Employee (as defined in Section 1.1(23)(E)) or his Beneficiary shall be entitled to under the Plan shall be appropriately reduced (as determined by the Administrative Committee) by the amount of any pension to which he or his Beneficiary is entitled under the Egbert Corp. Retirement Plan for Salaried Employees and which is allocable to the period of the Benefit Service credited to him under Section 1.1(23)(E) resulting from his employment with The S.K. Wellman Corp.

                  (2) (A) For a person who is not employed as an Employee after April 30, 2001, the following shall apply:

                  (i) Notwithstanding the foregoing provisions of Section 3.2(1), the regular pension of a Participant who shall have had more than one period of employment with the Controlled Group shall be the sum of his Accrued Benefits. The term "Accrued Benefit" for purposes of this Section 3.2(2)(A) shall mean the monthly benefit in the form of a single life annuity which an Employee has earned under this Schedule A during a period of employment with the Controlled Group calculated as of the last day of such period and which is payable at age 65 in an amount computed under this Schedule A based upon his Earnings (if applicable) during such period (and only such Earnings), his Primary Social Security Benefit (if applicable) as of the end of such period, the Years of Benefit Service with which he was credited during such period and the benefit rate (if applicable) in effect at the end of such period. In any case where the benefit formula contains a limit on the Years of Benefit Service to be counted in computing a Participant's Accrued Benefit, (a) the total Years of Benefit Service credited to him shall not exceed such limit and (b) the periods of his employment which gave him the largest benefit based on his Years of Benefit Service shall be used in the computation of his Accrued Benefit.

                  (ii) Nothing in this Section 3.2(2)(A) shall be construed to reduce the benefits that any person shall have earned under the Pre-2000 Restatement Plan prior to June 1, 1981.

                  (B) For a person who is employed as an Employee after April 30, 2001, the following shall apply:

                  (i) Notwithstanding the foregoing provisions of Section 3.2(1), the regular pension of a Participant who shall have had more than one period of employment with the Controlled Group shall be recalculated on his latest Qualifying Employment Severance Date based on his Accrued Benefit for his entire period of employment. The term "Accrued Benefit" for purposes of this Section 3.2(2)(B) shall mean the monthly benefit in the form of a single life


                                     -A14-
      annuity which an Employee has earned under this Schedule A during his employment with the Controlled Group calculated as of his latest Qualifying Employment Severance Date and which is payable at age 65 in an amount computed under this Schedule A based upon his Earnings (if applicable), his Primary Social Security Benefit (if applicable) as of such Qualifying Employment Severance Date, and the Years of Benefit Service with which he was credited and the benefit rate (if applicable) in effect at such Qualifying Employment Severance Date, but in no event less than the Employee's regular pension as of his immediately preceding Qualifying Employment Severance Date as if he had not been reemployed. In any case where the benefit formula contains a limit on the Years of Benefit Service to be counted in computing a Participant's Accrued Benefit, (a) the total Years of Benefit Service credited to him shall not exceed such limit and (b) the periods of his employment which gave him the largest benefit based on his Years of Benefit Service shall be used in the computation of his Accrued Benefit.

                  (ii) Nothing in this Section 3.2(2)(B) shall be construed to reduce the benefits that any person shall have earned under the Pre-2000 Restatement Plan prior to June 1, 1981. Further, nothing in this Section 3.2(2)(B) shall be construed to reduce the benefits that any person shall have earned under this Schedule A prior to May 30, 2001.

                  3.3 Normal Retirement Pension. (1) A Participant whose Employment Severance Date occurs on or after his Normal Retirement Date shall be entitled to a normal retirement pension. Such a Participant's rights to a normal retirement pension shall be nonforfeitable on and after he reaches Normal Retirement Date.

                  (2) The monthly amount of such normal retirement pension shall be equal to the regular pension specified in Section 3.2.

                  (3) The normal retirement pension shall commence as of the first day of the first Month following the Participant's Retirement and shall, except as otherwise provided in the Plan, continue during his remaining lifetime, the last monthly payment of such pension being payable as of the first day of the Month in which he dies.

                  3.4 Early Retirement Pension. (1) A Participant having at least 10 Years of Vesting Service (but less than 30 Years of Vesting Service) whose Employment Severance Date occurs on or after he attains Age 55 but before his Normal Retirement Date shall be eligible for an early retirement pension.

                  (2) The monthly amount of such early retirement pension shall be equal to the regular pension specified in Section 3.2.

                  (3) The early retirement pension shall commence as of the first day of the first Month following the Participant's Normal Retirement Date. The Participant may elect,


                                     -A15-
however, to have his early retirement pension commence, in a reduced amount, as of the first day of any earlier Month designated by him, which day is subsequent to his Retirement and to his filing with the Administrative Committee of his request for such earlier commencement. Such reduced pension shall be equal to the pension he would otherwise receive at his Normal Retirement Date but reduced by 5/9 of 1% for each Month up to 60 Months that such Participant's Pension Commencement Date precedes the first day of the Month following his Normal Retirement Date, and by 5/18 of 1% for each Month in excess of 60 Months that such Participant's Pension Commencement Date precedes the first day of the Month following his Normal Retirement Date. After the Participant's early retirement pension commences, it shall, except as otherwise provided in the Plan, continue during the remainder of his lifetime, the last monthly payment of such pension being payable as of the first day of the Month in which he dies.

                  3.5 Special Early Retirement Pension. (1) A Participant having at least 30 Years of Vesting Service whose Employment Severance Date occurs on or after he attains Age 55 but before his Normal Retirement Date shall be eligible for a special early retirement pension.

                  (2) The monthly amount of such special early retirement pension shall be equal to the regular pension specified in Section 3.2.

                  (3) The special early retirement pension shall commence as of the first day of the first Month following the Participant's attainment of Age 62, if his Spouse consents thereto in a writing filed with the Committee and if such consent is required by applicable law but in no event shall such pension begin later than his Normal Retirement Date. The Participant may elect, however, to have his special early retirement pension commence, in a reduced amount, as of the first day of any earlier Month designated by him, which day is subsequent to his Retirement and to his filing with the Administrative Committee of his request for such earlier commencement, if his Spouse consents thereto in a writing filed with the Committee. Such reduced pension shall be equal to the pension he would otherwise receive at Age 62 but reduced by 5/9 of 1% for each Month up to 24 Months that such Participant's Pension Commencement Date precedes the first day of the Month following his attainment of Age 62, and by 5/18 of 1% for each Month in excess of 24 Months that such Participant's Pension Commencement Date precedes the first day of the Month following his attainment of Age 62. After the Participant's special early retirement pension commences, it shall, except as otherwise provided in the Plan, continue during the remainder of his lifetime, the last monthly payment of such pension being payable as of the first day of the Month in which he dies.

                  (4) An Employee who was a Participant in The S.K. Wellman Corp. Retirement Plan for Wellman Salaried Employees ("Wellman Plan") as of May 31, 1981 shall be eligible for the special early retirement pension provided for in this Section, but computed under Section 3.2(1)(A) and commencing as of the first day of the Month after his Retirement (if his Spouse consents thereto in a writing filed with the Committee and if such consent is required by applicable law but in no event shall such pension begin later than his Normal Retirement
Date) and without reduction because he has not then attained Age 62, if (a) his employment with the


                                     -A16-

Controlled Group shall be terminated by action of the Company because the job or position which he then held with the Company has been eliminated and, (b) on such Employment Severance Date he shall not have reached his Normal Retirement Date, and (c) on such Date he shall have at least 15 years of Vesting Service and his combined years of Age and Vesting Service (when computed to exact days) equal 75 or more. However, such special early retirement pension shall not be less than the benefit (payable at age 65) accrued for him under the Wellman Plan as of May 31, 1981, determined as if his Employment Severance had occurred on such date.

                  3.6 Deferred Vested Pension. (1) A Participant having at least five Years of Vesting Service and who is not eligible for a pension under any other Section of this Article III shall be eligible for a deferred vested pension.

                  (2) A Participant who, on May 31, 1981, was an Employee in a class of Employees then covered by the Pre-1981 Restatement Plan and whose Employment Severance Date occurs before he has 5 Years of Vesting Service shall be eligible for a deferred vested pension (based on his vesting percentage determined under the Pre-1981 Restatement Plan) if he would have been eligible for a deferred vested pension under the Pre-1981 Restatement Plan as in effect on May 31, 1981 if it were in effect at the time of his said Employment Severance Date.

                  (3) The monthly amount of such deferred vested pension shall be equal to the regular pension specified in Section 3.2; provided, however, that in the case of a Participant who, on May 31, 1981, was an Employee in a class of Employees then covered by the Brush Wellman Inc. Pension Plan for Exempt Salaried Employees and who becomes eligible for a deferred vested pension under subsection (2) of this Section, the monthly amount of such deferred vested pension shall be equal to $9.00 multiplied by the Participant's Years of Benefit Service (whether consecutive or not) aggregated on the basis of full years and months to the nearest month; and provided further that in the case of a Participant who, on May 31, 1981, was an Employee in a class of Employees then covered by the Brush Wellman Inc. Pension Plan for Exempt Salaried Employees and whose Employment Severance Date occurs before he has 10 Years of Vesting Service and after he has 5 Years of Vesting Service and who would have been eligible for a deferred vested pension under the Pre-1981 Restatement Plan as in effect on May 31, 1981 if it were in effect at the time of his said Employment Severance Date, the monthly amount of such deferred vested pension shall be equal to the greater of: (a) the regular pension specified in Section 3.2 or (b) $9.00 multiplied by the Participant's Years of Benefit Service (whether consecutive or not) aggregated on the basis of full years and months to the nearest month and further multiplied by his vesting percentage determined under the Pre-1981 Restatement Plan.

                  (4) The deferred vested pension shall commence as of the first day of the first Month following the Participant's Normal Retirement Date; provided, however, that if the Participant has 10 Years of Vesting Service, if he is entitled to a pension under Section 3.6(2), or if he is described in the last proviso of Section 3.6(3), he may elect to have his deferred vested pension commence in a reduced amount which is the Actuarial Equivalent of the pension which would be payable to him after his Normal Retirement Date, as of the first day of any earlier


                                     -A17-

Month designated by him, which day is subsequent to his Qualifying Employment Severance Date, his attainment of Age 55 and his filing with the Administrative Committee of his request for such commencement. After the Participant's deferred vested pension commences, it shall, except as otherwise provided in the Plan, continue during his remaining lifetime, the last monthly payment of such pension being payable as of the first day of the Month in which he dies.

                  3.7 Disability Benefits. (1) Anything in the Plan to the contrary notwithstanding, but subject to the other provisions of this Section,
(A) a Participant who has been credited with 10 Years of Vesting Service and whose Employment Severance occurs by reason of bodily or mental injury or disease (as defined in any Long-Term Disability Benefit Contract applicable to him) before his Normal Retirement Date and who at the time of his Employment Severance was regularly scheduled to work for his Employer as a Covered Employee, shall be deemed, solely for the purposes of this Schedule A (including
Section 3.8) to continue to be a Participant in the employment of the Employer as a Covered Employee and to be receiving compensation (with no change therein after becoming disabled) as a Participant and a Covered Employee until the earlier of (i) the day immediately preceding his Pension Commencement Date or
(ii) the date on which his disability benefits (payable under such Long-Term Disability Benefit Contract) cease because of his recovery from his disability, his election to terminate such disability benefits, his death or otherwise, and
(B) except as otherwise provided in subsection (2) of this Section, the occurrence of such event shall for all purposes of this Schedule A be treated as such Participant's Qualifying Employment Severance.

                  (2) If a Participant's disability benefits under any Long-Term Disability Benefit Contract cease for a reason other than his death, he may elect any normal retirement, early retirement or deferred vested pension for which he then qualifies under the provisions of this Schedule A then in effect; provided, however, that for the sole purpose of determining his Years of Vesting Service, his Employment Severance Date shall be determined pursuant to Section 1.1(11)(B)(i). In determining the amount of any such normal retirement, early retirement or deferred vested pension, no deductions or adjustments shall be made on account of any payments received by him under a Long-Term Disability Benefit Contract before such recovery.

                  (3) If on a Participant's Employment Severance Date, occurring before his Normal Retirement Date, he has been credited with 10 years of Vesting Service but is not a Covered Employee and is therefore not entitled to disability benefits under any Long Term Disability Benefit Contract and if he is entitled to disability benefits under any other Schedule, or under any other qualified defined benefit plan (herein called "Other Plan") established and maintained by a Controlled Group Member and if the requirements for determining whether he is disabled so as to be entitled to disability benefits under the other Schedule or Other Plan are comparable to those set forth herein, such Participant shall be eligible for a disability pension under this Schedule A equal to the regular pension specified in Section 3.2(1)(A), commencing on the first day of the month in which his disability benefits under the other Schedule or Other Plan commence. After the Participant's disability pension commences it shall, except as otherwise provided in the Plan, continue during the period his disability benefits are payable to him under the other Schedule or Other Plan. When such disability pension ceases, he shall be


                                     -A18-
entitled to such pension as he would otherwise have been entitled to hereunder if his Employment Severance had then occurred but based on his Years of Service and Final Average Monthly Pay at the time his Employment Severance had in fact occurred.

                  3.8 Pre-Retirement Surviving Spouse Pension. (1) If a Participant who (a) has at least one Hour of Service under the Plan on or after August 23, 1984 or one hour of paid leave from a Controlled Group Member on or after August 23, 1984 and (b), immediately before his death would have been eligible for a pension under the Plan if his employment with the Controlled Group had then terminated (other than by reason of his death) dies before his Pension Commencement Date, his surviving Spouse, if any, shall be eligible to receive a monthly pension determined in an amount under, and payable as provided in, subsection (2) of this Section 3.8; provided, however, that the pension described in this Section 3.8 shall not be payable under the circumstances described in Section 4.2(3).

                  (2) The monthly amount of the surviving Spouse pension under
Section 3.8(1) shall be, subject to subsection (3) of this Section 3.8,

                  (a) in the case of a Participant who dies after attaining Age 55 and either (i) at a time when he is credited with at least ten years of Vesting Service or (ii) on or after his Normal Retirement Date, that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1(1) if (A) such Participant had terminated employment with the Controlled Group and his Pension Commencement Date occurred on the day before his death (assuming the Plan so provided) and
      (B) he had not waived the 50% Qualified Joint and Survivor Annuity provided for in Section 4.1; such pension shall begin with the first day of the Month after the Month in which he is deemed to have begun receiving his pension, if his Spouse is living on such day, and shall continue during her remaining lifetime, the last monthly payment of such pension being payable on the first day of the Month in which she dies; and

                  (b) in the case of a Participant who dies on or before attaining Age 55 and at a time when he is credited with at least ten Years of Vesting Service, who dies when he would have been entitled to a pension under Section 3.6(2) if his Qualifying Employment Severance had occurred on the date of his death, or who is described in the last proviso of
      Section 3.6(3), that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1(1) if such Participant had (i) terminated employment with the Controlled Group (other than by reason of his death) on the date of his death if he was an Employee on such date,
      (ii) survived to the date of his 55th birthday, (iii) his Pension Commencement Date occurred on his 55th birthday (assuming the Plan so provided) and his pension was payable as a 50% Qualified Joint and Survivor Annuity, and (iv) dies on the day following such 55th birthday; such pension shall begin with the first day of the Month in which the Participant would have attained age 55, and shall continue during the Spouse's remaining lifetime,


                                     -A19-
      the last monthly payment of such pension being payable on the first day of the Month in which she dies; and

                  (c) in the case of a Participant who dies before attaining his Normal Retirement Date and at a time when he is credited with at least five but less than 10 Years of Vesting Service and whose surviving Spouse is not eligible for a benefit under paragraph (b) of this subsection (2), that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1(1) if such Participant had (i) terminated employment with the Controlled Group (other than by reason of his death) on the date of his death if he was an Employee on such date, (ii) survived to his Normal Retirement Date, (iii) his Pension Commencement Date occurred on his Normal Retirement Date (assuming the Plan so provided) and his pension was payable as a 50% Qualified Joint and Survivor Annuity, and
      (iv) died on the day following his Normal Retirement Date; such pension shall begin with the first day of the Month in which the Participant would have attained his Normal Retirement Date, and shall continue during the Spouse's remaining lifetime, the last monthly payment of such pension being payable on the first day of the Month in which she dies.

                  (3) Notwithstanding the foregoing provisions of this Section 3.8,

                  (a) in the case of a Participant who dies before his Normal Retirement Date, unless his surviving Spouse consents to the commencement of the pension otherwise payable to her as provided in paragraph (2) of this Section 3.8, by a written election filed with the Committee, such pension shall commence on the first day of the Month after the Participant would have reached his Normal Retirement Date had he not died or on the first day of any earlier Month after the death of the Participant and after he attained age 55 (or would have attained such age if he had not died) selected by the Spouse by a written election (in a form approved by the Committee) and filed with the Committee, and

                  (b) a surviving Spouse may elect to defer, in accordance with Committee rules which are not violative of any applicable law, the commencement of pension payments to her under this Section 3.8 until a date `which is not later than the latest permissible commencement date applicable to her under Section 6.14.

                  (4) A Participant described in Section 4.2(3) may elect at any time during the "applicable election period" as defined below to waive the Pre-Retirement Surviving Spouse Pension that would otherwise be payable under
Section 3.8 provided that:

                  (a) The Participant's Spouse consents in writing to the election to waive such form of payment;


                                     -A20-

                  (b) The election designates a beneficiary, or a different form of payment, which may not be changed without the consent of the spouse (unless any written consent of the Spouse to the designation of a particular beneficiary or a different form of payment expressly permits subsequent designations by the Participant without any requirement of further consent by the Spouse);

                  (c) The written consent of the Spouse acknowledges the effect of such election and is witnessed by either a Plan representative or a notary public.

The foregoing requirements for a valid spousal consent need not be met if it is established to the satisfaction of the Plan representative that the required spousal consent cannot be obtained, because the Spouse cannot be located, because there is no Spouse, or because of such other circumstances as are described in the Internal Revenue Code and regulations promulgated thereunder. A Participant may revoke any election described in this Section 3.8(4) above at any time during the applicable election period. The "applicable election period" shall mean, with respect to any permitted election to waive the Pre-Retirement Surviving Spouse Pension, the period which begins on the first day on which the Participant can make the election described in Section 4.2(3) and ends on the last day of the period during which the Participant can make the election described in Section 4.2(3). The Committee shall provide each Participant within the "applicable election period" for such Participant and prior to the date on which the Participant makes an election described in Section 4.2(3), a written explanation of the Pre-Retirement Surviving Spouse Annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Section 4.1 applicable to a 50% Qualified Joint and Survivor Annuity.

                  (5) If part of a Participant's pension has commenced, the pre-retirement surviving spouse pension described in this Section 3.8 shall not apply with respect to the part of the Participant's pension that commenced.

                  3.9 Post-Retirement Death Benefit. A death benefit in the amount of $5,000 shall be paid from the Trust Fund to the Death Beneficiary of a normal retirement, early retirement or special early retirement Pensioner who dies on or after June 1, 2000 while he is still a Pensioner.

                  For purposes of this Section, a Pensioner's Death Beneficiary shall be determined in the manner provided in Section 1.1(8) of the Plan except that the written consent of a Pensioner's Spouse to any designation, revocation or change as described in said Section 1.1(8) shall not be required.


                                     -A21-

ARTICLE IV. - OPTIONAL FORMS OF BENEFITS

                  4.1 50% Qualified Joint and Survivor Annuity. (1) If a Participant has a Spouse on his Pension Commencement Date, the pension payable for such Participant under the Plan shall be in the form of a 50% Qualified Joint and Survivor Annuity (as such term is defined in subsection (2) of this Section) unless he effectively waives such 50% Qualified Joint and Survivor Annuity during the election period for this purpose specified in Section 4.4, in which case his pension shall be payable to him for his life only, or he effectively elects some other optional form of benefit provided in Section 4.2 or Section 4.3.

                  (2) For purposes of this Article IV, the term "50% Qualified Joint and Survivor Annuity" shall mean a reduced pension payable for a Participant during his lifetime and, after his death, a pension payable during the surviving lifetime of his Spouse to whom the Participant was married on his Pension Commencement Date at the rate of 50% of the reduced pension payable during the joint lives of the Participant and his Spouse. The reduced pension shall be the Actuarial Equivalent of the pension otherwise payable for the Participant. Pension payments for the Spouse shall commence on the first day of the Month following the Month in which the Participant dies, provided the Spouse is living on such day and is otherwise eligible to receive such payments under this Section, and shall continue during the Spouse's remaining lifetime, the last monthly payment being payable on the first day of the Month in which the Spouse dies. If a Participant's Spouse predeceases the Participant before the Participant's Pension Commencement Date, the Participant shall be treated as though he had elected to waive the 50% Qualified Joint and Survivor Annuity. If a Participant's Spouse dies on or after the Participant's Pension Commencement Date, the Participant's reduced pension will not be increased thereby.

                  4.2 Other Options. (1) Instead of the pension to which a Participant is or may become entitled pursuant to other Sections hereof, he may elect (subject to the provisions of this Section and of Section 4.4 and to such administrative rules as may be adopted by the Administrative Committee) any one, or, if paragraph (C) below in this Section is applicable the lump sum option with respect to the portion of the benefit that may be paid in a lump sum as provided in paragraph (C) below and with respect to the remainder of the benefit that may not be paid in a lump sum (if any), one other, of the optional forms of benefits specified in the following paragraphs. Any such optional form of benefit shall be the Actuarial Equivalent of the pension otherwise payable for the Participant. To the extent that ages are material to the determination of such Actuarial Equivalent, the latest ages which shall be used are the age of the Participant, and the age of his Joint Pensioner (if any), on the Participant's Normal Retirement Date; provided, however, that this sentence shall not apply with respect to a Participant who is credited with an Hour of Service on or after June 1, 1988, unless the application of this sentence would result in a larger amount of optional form of benefit based on the benefit accrual provisions of the Plan as in effect on May 31, 1988.

                  (A) Joint Pensioner Options: A Participant may elect to receive a reduced pension payable for him during his lifetime on and after his Pension Commencement Date and after his death to have a pension payable during the surviving lifetime of and for a natural person


                                     -A22-
designated by the Participant for such purpose (herein called "Joint Pensioner") at the same reduced rate payable to the Participant or (if elected by the Participant) at a percentage of the reduced pension payable for the Participant; provided, however, that such percentage shall be no less than 50 percent. Pension payments for the Joint Pensioner shall begin as of the first day of the Month after the Month in which the Participant dies, provided his death does not void this option as provided in Section 4.2(3), and provided the Joint Pensioner is living on such day, and the last monthly payment for the Joint Pensioner shall be payable as of the first day of the Month in which the Joint Pensioner dies. If a Participant's Joint Pensioner dies before the Participant's Pension Commencement Date, the election shall be of no effect and the Participant shall be treated the same as though he had not elected an option pursuant to this paragraph. If a Participant's Joint Pensioner dies on or after the Participant's Pension Commencement Date and while the Participant is living, the option elected shall continue in force and the Participant's reduced pension will not be increased thereby.

                  (B) Continuous and Certain Option: A Participant may elect to receive a reduced pension payable for him during his lifetime on and after his Pension Commencement Date with the provision that, in the event of his death prior to the payment for him of 120 monthly pension payments, monthly pension payments will be continued (at the same reduced rate) to his Death Beneficiary until the number of monthly pension payments made for his Death Beneficiary, when added to the number of monthly pension payments made for the Participant, equals 120.

                  (C) Lump Sum Option: A Participant may elect to receive a lump sum amount with respect only to the portion of the Participant's pension that accrued prior to July 1, 1992, which shall be payable on the date his pension would otherwise begin in the absence of the election of a lump sum option hereunder; provided, however, that if the amount that is the Actuarial Equivalent (as of the Participant's Pension Commencement Date) of the portion of the Participant's pension that accrued after June 30, 1992 (if any) does not exceed an amount equal to $10,000 (as adjusted annually commencing with the Plan Year beginning June 1, 1986 by the percentage increase or decrease in the maximum annual benefit guaranteed by the Pension Benefit Guaranty Corporation), the Participant may elect to receive a lump sum amount with respect to his entire pension which shall be payable on the date his pension would otherwise begin in the absence of the election of a lump sum option hereunder. In determining the portion of the pension that accrued prior to July 1, 1992 of a Participant whose pension benefit that had accrued on June 30, 1992 was limited on June 30, 1992 by the provisions of Section 6.11 (Provision Pursuant to Internal Revenue Code Section 415(b)); the portion of the Participant's pension that accrued prior to July 1, 1992 shall be determined without taking into account any increase that becomes effective after June 30, 1992 in the maximum dollar limitation described in clause (a) of subsection (1) of Section 6.11. The portion of the pension that accrued prior to July 1, 1992 shall not be affected (increased or decreased) by any amendment to the Plan (including any amendment relating to the calculation of the pension of a Participant who is reemployed).

                  (2) An election of an option or options under this Section may be made (and may be rescinded), the Participant's Beneficiary and the portion of the Participant's reduced


                                     -A23-
pension to be paid after his death to his Joint Pensioner may be designated (and such designations may be changed), solely by an instrument (in a form acceptable to the Administrative Committee) signed by the Participant and, except as otherwise specifically provided in this Section, filed with the Administrative Committee while the Participant is living and before the date his pension is to commence. Except to the extent otherwise required by law and the other provisions of the Plan, the consent of any person other than the Participant to any rescission or change in an option or the terms thereof or to a change in the Participant's Joint Pensioner or Death Beneficiary shall not be required.

                  (3) The time for the commencement of payments to the Participant shall not be affected by the election of a joint pensioner option. If a Participant duly elects a joint pensioner or the continuous and certain option and dies both before his Pension Commencement Date and before his Normal Retirement Date, the election shall be void. Instead of any benefit that would otherwise be payable for a Participant pursuant to any other Section of this Schedule A, including Section 3.8: (A) with respect only to elections made prior June 1, 2002, if a Participant duly elects a joint pensioner or the continuous and certain option and has waived the Pre-Retirement Surviving Spouse Pension described in Section 3.8, and dies on or after his Normal Retirement Date and before his pension under this Schedule A begins, (even though his employment with the Controlled Group has not yet terminated), the election of such an option shall not be voided by his death and pension payments shall begin to his Beneficiary pursuant to the option elected in the same manner as if the Participant's pension hereunder were payable in the Month before the Month in which he died; and (B) if a Participant who is eligible for a normal retirement pension, an early retirement pension or a special early retirement pension (even though his employment with the Controlled Group has not yet terminated) and who has duly elected the lump sum option and has waived the Pre-Retirement Surviving Spouse Pension described in Section 3.8, dies before such lump sum amount has been paid, the election of such an option shall not be voided by his death and such lump sum amount shall be paid to his Beneficiary pursuant to the option elected in the same manner as if the Participant's pension hereunder were payable in the Month before the Month in which he died. Notwithstanding the preceding clause (B), the lump sum amount payable with respect to a Participant who dies while he is an Employee but who otherwise meets the requirements set forth in such Section shall not exceed 100 times the amount of the regular pension (determined under Section 3.2) that would otherwise be payable to him in a life only form if it commenced as of the first day of the first Month following the Participant's Retirement assuming the Participant remained an Employee until his Normal Retirement Date with Earnings equal to the greater of his Final Average Monthly Pay or to his Earnings in his last full calendar year of his employment with the Controlled Group ending with, or immediately prior to, the date of his death.

                  (4) Notwithstanding any other provision of this Section, a Participant's election of an option provided for in or permitted by this Section shall not become effective unless the present value of the payments expected to be made to him hereunder is more than 50% of the present value of the total of the payments expected to be made hereunder to him and his Beneficiaries (all as determined by the Administrative Committee), but this limitation shall not


                                     -A24-
apply to the joint pensioner option provided for in Section 4.2(1)(A) if the Participant's Spouse is the Participant's Joint Pensioner.

                  (5) The rules of the Administrative Committee with respect to optional forms of benefits may be changed by the Administrative Committee from time to time, but they shall be uniform in their application to all Participants who are similarly situated.

                  4.3 Small Lump Sum Option. If, following a Participant's termination of employment with the Controlled Group, the lump sum amount that is the Actuarial Equivalent of the Participant's vested accrued pension does not exceed $10,000 (as adjusted annually commencing with the Plan Year beginning June 1, 1986 by the percentage increase or decrease in the maximum annual benefit guaranteed by the Pension Benefit Guaranty Corporation), such lump sum amount may, subject to applicable law and regulations, with the written consent of the Participant, and with the written consent of his Spouse, if any, meeting the requirements of Section 4.4 filed with the Committee, be paid to the Participant in lieu of all other benefits, except as provided in Section 3.9 if applicable, to the recipient before his pension benefit would otherwise commence under the Plan. To the extent required by regulations, the Participant will be provided with the option of receiving an immediate single life annuity if unmarried or an immediate 50% Qualified Joint and Survivor Annuity if married, which shall be computed by converting the lump sum value otherwise payable under this Section 4.3 to an immediate single life annuity for the Participant's life using the same actuarial assumptions as used to determine the lump sum, and if applicable, by converting such single life annuity to an immediate 50% Qualified Joint and Survivor Annuity using the basis set forth in the first paragraph of Exhibit A.

                  4.4 Participant Elections. (1) The Administrative Committee in accordance with applicable law and regulations shall deliver to each Participant, not less than 30 days and not more than 90 days before his Pension Commencement Date, a written explanation of:

                  (a) the terms and conditions of the forms of payment available, including the 50% Qualified Joint and Survivor Annuity;

                  (b) the Participant's right to make, and the effect of, an election to waive the 50% Qualified Joint and Survivor Annuity;

                  (c) the rights of the Participant's Spouse; and

                  (d) the right to make, and the effect of, a revocation of an election to waive the 50% Qualified Joint and Survivor Annuity.

                  (2) A Participant's election of a form of benefit payment, including a waiver of the 50% Qualified Joint and Survivor Annuity, and any revocation of such waiver, may be made solely by an instrument (in a form acceptable to the Administrative Committee) signed by the Participant and filed with the Committee during the 90-day period ending on his Pension Commencement Date. Any election to waive the 50% Qualified Joint and Survivor


                                     -A25-

Annuity (and to elect any other option under Section 4.2) must be consented to by the Participant's Spouse in writing, and such consent must be witnessed by a Plan representative or notary public. Any such consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located.


                                     -A26-

ARTICLE V. - VARIOUS PROVISIONS CONCERNING PENSIONS

                  5.1 Application for Pensions. (1) A Participant eligible to receive a pension under the Plan if he were to terminate his employment with the Controlled Group and who wishes to terminate his said employment, and any Pensioner who is eligible for but is not receiving a pension, shall obtain a form of application for that purpose from his Employer or former Employer and shall sign and file with the Administrative Committee his application on such form, furnishing such information as the Administrative Committee may reasonably require, including satisfactory proof of his Age and that of his Beneficiary (if any) and any authority in writing that the Administrative Committee may request authorizing it to obtain pertinent information, certificates, transcripts and/or other records from any public office. An application for a deferred vested pension may not be filed more than 90 days before such pension is to begin.

                  (2) Except as otherwise provided in Article III or IV of this Schedule, (A) no pension shall be payable hereunder for a Participant if he dies before any benefit hereunder has been paid or distributed to him, and (B) a Pensioner's pension hereunder shall not begin until he files an application for such pension pursuant to Section 5.1(1), but if his application is filed pursuant to Section 5.1(1) after his Normal Retirement Date and before his death, full payment of his pension under the Plan, retroactive to his Normal Retirement Date, shall be made to or for him (without interest) within 60 days after such application is filed. If an application for a pension is not filed by a Pensioner eligible therefor within four years after his Normal Retirement Date, the Administrative Committee shall mail (by certified or registered mail) to such Pensioner at his last known address a reminder that he is eligible for such pension and an application therefor. If such application is not filed with the Committee in accordance with the provisions of the Plan within 180 days after it is so mailed to such Pensioner, his pension shall be forfeited; provided, however, that upon the subsequent filing of an application for such pension by such Pensioner, such pension shall be reinstated retroactive to his Normal Retirement Date (in accordance with the provisions of the first sentence of this subsection (2)) and shall commence within 60 days after such application is filed.

                  5.2 Payment of Pensions. (1) Except as otherwise provided in the Plan, any pension hereunder shall be paid monthly as of the first day of each Month for which a pension is payable, but no pension shall be payable for a Pensioner or Beneficiary unless he is living on the date his pension is to begin.

                  (2) If an Employee or former Employee is employed by a Controlled Group Member on or after he has attained his Normal Retirement Date, no pension payment under this Schedule A shall be made for him for any Month, the end of which occurs after he attains his Normal Retirement Date, if (i) he is so employed during such Month, (ii) he completes at least 40 Hours of Service (within the meaning of Section 1.1(13)(A) and (B)) during such month and (iii) he has been given such notice of suspension of benefits as may be required by applicable law. For a person who is employed as an Employee after April 30, 2001, notwithstanding the foregoing provisions of this Section 5.2(2), this
Section 5.2(2) shall not apply upon reemployment of a Participant, provision for which is made in Section 5.5.


                                     -A27-

                  (3) A Participant whose Employment Severance Date has occurred at a time when the Participant has less than 5 Years of Vesting Service shall be deemed to have received a distribution of his entire Accrued Benefit under this Schedule A on his Employment Severance Date.

                  5.3 No Duplication of Benefits. There shall be no duplication of any benefits attributable to contributions of an Employer payable under this Schedule A with respect to any Participant and any pension or other benefit payable with respect to him under any other pension, annuity or welfare plan (or any similar plan), including, without limitation, any predecessor plan, maintained, or contributed to, by any Employer, any Controlled Group Member or any predecessor thereof, the amount of which is based in whole or in part on the same period of his employment with any Employer, any Controlled Group Member or any predecessor thereof; and any such benefits shall be deducted from benefits otherwise payable with respect to him under this Schedule A (as determined by the Administrative Committee) to prevent any such duplication except to the extent that benefits payable with respect to him under such other plan are appropriately reduced or deducted from benefits payable under any other plan of any other Employer or Controlled Group Member or predecessor thereof or are stated or clearly intended to be in addition to benefits under this Schedule A. No benefit shall be paid for any Participant under more than one Section of this Schedule A for the same period of time, based on the same period of employment. For purposes of this Section 5.3, each Schedule shall be deemed to be a "plan."

                  5.4 Transfers To and From Plan Coverage. (1) Upon the transfer of a Covered Employee to other employment with the Controlled Group (or upon an amendment to the Plan) which results in the Employee ceasing to be a Covered Employee, his Benefit Service shall be frozen as of the date of such transfer or such amendment. Subject to the provisions of Section 5.3, if at the time of his Employment Severance he satisfies the eligibility requirements for any pension under the terms of this Schedule A then in effect, such Employee (or his Beneficiary, if applicable) shall be entitled to receive such pension under this Schedule A, based upon his frozen Benefit Service under this Schedule A and calculated and payable in accordance with the provisions of this Schedule A in effect on the Participant's Qualifying Employment Severance Date.

                  (2) Upon the transfer of an Employee from other employment with the Controlled Group or upon an amendment to the Plan which results in the Employee becoming a Covered Employee, such Employee's period of employment (other than as a Covered Employee) prior to such transfer or amendment shall not, except as otherwise provided in Section 1.1(23)(E) or Section 1.1(23)(F), be counted as Benefit Service under this Schedule A.

                  5.5 Reemployment of Pensioners. (1) (A) For a person who is not employed as an Employee after April 30, 2001, the following shall apply:

      Except as provided in Section 5.5(2), if a Pensioner is reemployed by a Controlled Group Member before his Normal Retirement Date, pension payments to him, if any, shall not be paid for any Month on the first day of which he is an Employee and during which he


                                     -A28-
      completes 40 Hours of Service (within the meaning of Section 1.1(13)(A) and (B)), provided that no pension payment shall not be paid pursuant to this Section 5.5(1)(A) unless he has been given such notice of such suspension, if any, as may be required by applicable law, and upon his subsequent Qualifying Employment Severance he shall be entitled to a pension in accordance with Section 3.2(2) if he then meets the other requirements for a pension under the Plan.

                  (B) For a person who is employed as an Employee after April 30, 2001, the following shall apply:

                  (i) Except as provided in Section 5.5(2), if a Participant is reemployed by a Controlled Group Member, no pension payments under this Schedule A shall be made for him for any Month beginning with the Month during which the Participant is credited with a "Year of Reemployment Service" if (I) on the first day of the Month he is an Employee, (II) he completes at least 40 Hours of Service (within the meaning of Section 1.1(13)(A) and (B)) during such Month and (III) if his Normal Retirement Date has occurred, he has been given such notice of suspension of benefits, if any, as may be required by applicable law.

                  For purposes of this Section 5.5(1)(B)(i), a Participant shall be credited with a "Year of Reemployment Service" on any anniversary of his Reemployment Commencement Date if he is credited with 1000 Hours of Service during the 12-month period beginning on the immediately preceding anniversary date.

                  (ii) Without limitation of Section 5.5(1)(B)(i): Any additional amount of pension earned by a Participant who is reemployed by a Controlled Group Member after the Participant's reemployment shall be paid only after the Participant's subsequent termination of employment from the Controlled Group, except that if the Participant's Normal Retirement Date has occurred any such additional amount of pension shall, subject to all other requirements of the Plan applicable to the commencement, duration and form of pension payments, be payable for any Month, the end of which occurs after he attains his Normal Retirement Date, unless (i) he is so employed during such Month, (ii) he completes at least 40 Hours of Service (within the meaning of Section 1.1(13)(A) and (B)) during such Month and (iii) he has been given such notice of suspension of benefits, if any, as may be required by applicable law. Upon the subsequent Qualifying Employment Severance of a reemployed Participant, (a) he shall be entitled to a pension in accordance with
      Section 3.2(2) if he then meets the other requirements for a pension under this Schedule A, and (b) if a Participant whose pension payments have not been paid in accordance with the provisions of Section 5.5(1)(B)(i) becomes entitled to have his pension resume, the pension previously commenced and then ceased shall resume in the same amount and form in effect prior to the cessation, and (I) if the prior pension commencement occurred prior to


                                     -A29-
      the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first terminated employment, and (II) if the prior pension commenced after the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be paid in the same form as the payments that were previously commenced.

                  (2) (A) For a person who is not employed as an Employee after April 30, 2001, the following shall apply:

                  Anything in the Plan to the contrary notwithstanding: If a Participant who is reemployed by a Controlled Group Member has received or is deemed to have received a lump sum payment of his accrued benefit for any period of his employment with the Controlled Group prior to such reemployment, his Years of Benefit Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment with the Controlled Group occurring after such reemployment; provided, however, that if any portion of a Participant's accrued benefit was forfeitable at the time he received such lump sum payment, his said Years of Benefit Service shall be recredited to him if he is reemployed as a Covered Employee and if he repays to the Trust Fund, not later than the occurrence of 5 consecutive "1-year Periods of Severance" (as hereinafter defined) commencing after such payment, the full amount of such lump sum payment with interest thereon at the rate of 5% per annum, compounded annually, from the date he received such lump sum payment to the date of such repayment. If the accrued benefit of a Participant who is reemployed by a Controlled Group Member was deemed distributed as of his Employment Severance Date pursuant to Section 10.2(3) (Coverage and Participation), his Years of Benefit Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment with the Controlled Group occurring after such reemployment; provided, however, that if such Participant is reemployed as a Covered Employee not later than the occurrence of 5 consecutive 1-Year Periods of Severance after his Employment Severance Date, such Participant shall be deemed to have repaid the full amount of his deemed distribution and his Years of Benefit Service shall be recredited to him hereunder. A "1-Year Period of Severance" shall mean a 12-month period beginning on an Employee's Employment Severance Date and ending on the first anniversary of such date provided that during such period such Employee does not perform an Hour of Service. Thereafter, consecutive 1-year Periods of Severance shall begin and end on anniversaries of the Employee's Employment Severance Date. If an Employee's Employment Severance Date occurs on or after June 1, 1985 --


                                     -A30-

                  (a) by reason of pregnancy of the Employee,

                  (b) by reason of the birth of a child of the Employee;

                  (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

                  (d) for purposes of caring of any such child for a period beginning immediately following such birth or placement, "6 consecutive 1-Year Periods of Severance" shall be substituted for "5 consecutive 1-Year Periods of Severance" in the foregoing provisions of this Section 5.5(2).

                  (B) For a person who is employed as an Employee after April 30, 2001, the following shall apply:

      If a Participant who is reemployed by a Controlled Group Member has received or is deemed to have received a lump sum payment of his accrued benefit for any period of his employment with the Controlled Group prior to such reemployment, his Years of Benefit Service credited to him during such period of employment shall be recredited and considered in determining his regular pension in accordance with Section 3.2(2); provided, however, that if any portion of a Participant's accrued benefit was forfeitable at the time he received such lump sum payment, his said Years of Benefit Service shall be recredited to him only if he is reemployed as a Covered Employee and if he repays to the Trust Fund, not later than the occurrence of 5 consecutive "1-year Periods of Severance" (as hereinafter defined) commencing after such payment, the full amount of such lump sum payment with interest thereon at the rate of 5% per annum, compounded annually, from the date he received such lump sum payment to the date of such repayment. If the accrued benefit of a Participant who is reemployed by a Controlled Group Member was deemed distributed as of his Employment Severance Date pursuant to Section 10.2(3) (Coverage and Participation), his Years of Benefit Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment with the Controlled Group occurring after such reemployment; provided, however, that if such Participant is reemployed as a Covered Employee not later than the occurrence of 5 consecutive 1-Year Periods of Severance after his Employment Severance Date, such Participant shall be deemed to have repaid the full amount of his deemed distribution and his Years of Benefit Service shall be recredited to him hereunder. A "1-Year Period of Severance" shall mean a 12-month period beginning on an Employee's Employment Severance Date and ending on the first anniversary of such date provided that during such period such Employee does not perform an Hour of Service. Thereafter, consecutive 1-year Periods of Severance shall begin and end on anniversaries of the Employee's Employment Severance Date. If an Employee's Employment Severance Date occurs on or after June 1, 1985 --

                  (a) by reason of pregnancy of the Employee,


                                     -A31-

                  (b) by reason of the birth of a child of the Employee,

                  (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

                  (d) for purposes of caring for any such child for a period beginning immediately following such birth or placement, "6 consecutive 1-Year Periods of Severance" shall be substituted for "5 consecutive 1-Year Periods of Severance" in the foregoing provisions of this Section 5.5(2).

            Anything in the Plan to the contrary notwithstanding, if a Participant who is reemployed has received a lump sum payment of his accrued benefit for any period of employment and receives, without repayment of the lump sum payment, Years of Benefit Service upon reemployment for the period of employment for which he received the lump sum payment, the regular pension of the Participant shall be reduced (dollar for dollar) by the monthly amount of the accrued benefit with respect to which the lump sum payment was made.

                  5.6 Employee Contributions. (1) General: No employee contributions shall be made to the Trust by any Participant. Employee contributions (if any) made by Participants under the provisions of the Pre-2000 Restatement Plan shall, subject to the other provisions hereof, be held and administered in trust pursuant to the terms of the Plan and the Trust Agreement.

                  (2) Increased Pensions: The pension provided for under Sections 3.3, 3.4, 3.5 or 3.6 for each Participant whose Qualifying Employment Severance Date occurs, subject to meeting the requirements of such Sections and the other applicable provisions of the Plan, shall be increased by the amount of pension which could be purchased for him (as determined by the Actuary on the basis required by the Internal Revenue Code and the regulations thereunder) from the Participant's contributions (which have not been returned to him) with Credited Interest thereon to the end of the Month preceding the Month in which his pension is to commence. For purposes of this Section, the term "Credited Interest" shall mean interest on a Participant's contributions at the rate of 3% per annum for periods before June 1, 1974 and for periods thereafter, the greater of 5% per annum compounded annually, or such rate as is required by applicable provisions of the Internal Revenue Code, and calculated from the first day following the Plan Year with respect to which such contributions were made.

                  (3) Withdrawal of Contributions: Subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Internal Revenue Code, a Participant may elect, by written request filed with the Administrative Committee or its delegate, at any time after his Employment Severance Date and before his Pension Commencement Date, to withdraw his employee contributions, with Credited Interest to the end of the Month preceding the issuance by the Trustee of a check therefor, and (in such event) he shall thereafter be treated the same as if he had never made employee contributions to the Plan. Subject to the qualified


                                     -A32-
joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Internal Revenue Code, payment of the amount withdrawn pursuant to this subsection (3) by a Participant shall be made in one lump sum.

                  (4) Return of Employee Contributions: Subject to the qualified joint and survivor annuity and qualified preretirement survivor annuity requirements of Sections 401(a)(11) and 417 of the Internal Revenue Code, if a Participant's Employment Severance occurs and he is not eligible for a pension under Sections 3.3, 3.4, 3.5 or 3.6, or if a Participant dies before his Pension Commencement Date, then the amount of his contributions, with Credited Interest to the end of the Month preceding the issuance by the Trustee of a check for the payment thereof, shall be paid in one lump sum to him (or to his Beneficiary in case of his death), and he (and his Beneficiary) shall thereafter be treated the same as if he had never made employee contributions to the Pre-2000 Restatement Plan. If a Pensioner dies on or after the date his pension commences and no joint pensioner option (which term for the purpose of this sentence shall include the 50% Qualified Joint and Survivor Annuity provided in Section 4.1) under this Schedule is in effect with respect to him or if a Pensioner with respect to whom such an option is in effect dies on or after the date his pension commences and his joint pensioner (which term for the purpose of this sentence shall include his Spouse under Section 4.1) also dies, his Death Beneficiary shall be paid in one lump sum an amount equal to the excess (if any) of (A) the employee contributions of such Pensioner plus Credited Interest to the date the Pensioner's pension commenced, over (2) the total of the increased payments made with respect to such Pensioner and his Joint Pensioner, if any, pursuant to subsection (2) of this Section. After such payments have been made, the deceased Participant and his Beneficiaries shall have no further interest in the Plan or Trust Fund.


                                     -A33-

                                    EXHIBIT A
                                       TO
                                   SCHEDULE A

                                       OF

                  BRUSH ENGINEERED MATERIALS INC. PENSION PLAN
                           (June 1, 2000 Restatement)

                  For other than a benefit payable in a lump sum or deemed to be payable in a lump sum: a benefit of equivalent actuarial value to the monthly benefit payable in the single life only form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, when computed on the basis of the actuarial factors and assumptions based upon the Projected Annuity Mortality Table (a table prepared by The Wyatt Company from the unadjusted mortality rates used in constructing the published GA-1951 Mortality Table for males projected 14 years by Scale C and set back five years for females) at 5 1/2% interest adjusted to a unisex basis for a participant population deemed to be 80% male and 20% female; provided, however, that with respect only to benefits commencing after January 1, 1999, equivalent actuarial value for purposes of the joint and survivor reductions provided for in Section 4.1, item (A) of Section 4.2(1), and Section 4.3 shall be computed on the basis of the 1983 Group Annuity Mortality Table at 7% interest adjusted to a unisex basis for an 80% male and 20% female participant population and a complimentary 20% male and 80% female contingent annuitant population, and provided that the application of this proviso shall not result in a benefit payable that is less than the amount payable without regard to this proviso with respect to the benefit accrued prior to January 1, 1999.

                  For a benefit payable in a lump sum or deemed to be payable in a lump sum: a benefit of equivalent actuarial value to (1) the monthly benefit payable in the single life only form commencing as of the first day of the calendar month following the Participant's Normal Retirement Date (or if the first day of the month following the Participant's Normal Retirement Date has already occurred, the first day of the calendar month on which the pension would commence as a monthly benefit in the absence of the lump sum payment), or (2) if the Participant has attained the age and met the service requirements for immediate commencement of a monthly benefit, other than a monthly benefit payable because of the provisions of Section 4.3, to the monthly benefit payable in the single life only form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, if the application of this clause (2) produces a larger lump sum payment than the application of clause
(1); in either case, when computed on the basis of the "applicable mortality table" and "applicable interest rate" where the "applicable mortality table" for this purpose means the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code as in effect on the date of distribution and the "applicable interest rate" for this purpose means the annual rate of interest for purposes of Section 417(e)(3) of the Internal Revenue Code using the Plan Year as the stability period and the second calendar month


                                     -A34-
preceding the first day of the Plan Year as the lookback month in accordance with Treasury Regulation Section 1.417(e) - 1(d)(4).


                                     -A35-

                                   SCHEDULE AI

                 COVERED PLANTS, LOCATIONS, OPERATING UNITS AND
                          CLASSIFICATIONS OF EMPLOYEES

                  This Schedule AI lists all covered plants, locations, operating units, and classifications of employees (to which coverage under this Schedule has been extended), and the later of the effective date of this Schedule AI or the effective date of coverage.

         Plant, Location, Operating Unit,                      Later of the Effective Date of this Schedule AI or
          or Classification of Employees                                      the Date of Coverage
         --------------------------------                      --------------------------------------------------
All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Cleveland, Ohio

All BEM Services, Inc. locations                                                 January 1, 2001

All Brush International, Inc. plants and locations                               January 1, 2001
in Cleveland, Ohio

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Tucson, Arizona

All Brush Ceramic Products Inc. plants and                                       January 1, 2001
locations in Tucson, Arizona

All Zentrix Technologies Inc. plants and locations                               January 1, 2001
in Tucson, Arizona

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Delta, Utah

All Brush Resources Inc. plants and locations in                                 January 1, 2001
Delta, Utah

All Brush Wellman Inc. mining facilities in Juab                                November 1, 1996
County, Utah

All Brush Resources Inc. mining facilities in Juab                               January 1, 2001
County, Utah

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Elmore, Ohio


                                     -A36-

         Plant, Location, Operating Unit,                      Later of the Effective Date of this Schedule AI or
          or Classification of Employees                                      the Date of Coverage
         --------------------------------                      --------------------------------------------------
All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Shoemakersville, Pennsylvania

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Fremont, California

All Brush Wellman Inc. warehouses in Fairfield,                                 November 1, 1996
New Jersey

All Brush Wellman Inc. warehouses in Warren,                                    November 1, 1996
Michigan

All Brush Wellman Inc. warehouses in Elmhurst,                                  November 1, 1996
Illinois

All Brush Wellman Inc. warehouses in Torrance,                                  November 1, 1996
California

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Newburyport, Massachusetts

All Zentrix Technologies Inc. plants and locations                               January 1, 2001
in Newburyport, Massachusetts

The Brush Wellman Inc. facility located at 7375                                  January 1, 2002
Industrial Parkway, Lorain, Ohio

All field sales employees of Brush Wellman Inc.                                 November 1, 1996
assigned to any of the foregoing plants,
locations, or warehouses

All field sales employees assigned to any of the                                 January 1, 2001
foregoing plants, locations, or warehouses

All field sales employees assigned to any of the                                 January 1, 2002
foregoing plants, locations, warehouses, or
facility.


                                     -A37-

                                   SCHEDULE B

                     HOURLY EMPLOYEES OF BEM SERVICES, INC.,
               BRUSH CERAMIC PRODUCTS INC., BRUSH RESOURCES INC.,
               BRUSH WELLMAN INC., METALS ENGINEERING COMPANY, AND
                            ZENTRIX TECHNOLOGIES INC.

ARTICLE I. - SPECIAL DEFINITIONS

                  1.1 Definitions. The following terms when used in this Schedule B with initial capital letters shall have the following respective meanings unless the context clearly indicates otherwise:

                  (1) Accrued Benefit: See Section 4.1(c).

                  (2) Actuarial Equivalent: A benefit of equivalent actuarial value when computed on the basis of the actuarial factors, assumptions and procedures set forth on Exhibit A to this Schedule B.

                  (3) Beneficiary: A Participant's Spouse, his Joint Pensioner or any other person (other than such Participant) who is or becomes entitled under the Plan, or under an option or options permitted by the terms of the Plan, to receive any part or all of a pension or other benefit payable with respect to such Participant.

                  (4) Break in Service and 1-Year Break in Service:

                  (A) In General. An Employee or former Employee incurs a Break in Service if he has either a 1-Year Break in Service or two or more consecutive 1-Year Breaks in Service. The term "1-Year Break in Service" means a Plan Year in which such a person does not complete more that 500 Hours of Service; provided, however, an Employee shall not be deemed to have incurred a Break in Service unless he incurs a termination of employment with the Controlled Group in respect of such Break in Service. Notwithstanding the foregoing, (i) any period during which an Employee is on authorized medical leave from the employment of the Controlled Group, (ii) any period during which an Employee is paid, or entitled to payment (other than in the form of workers' compensation, unemployment compensation or state disability benefits), by one or more Controlled Group Members for reasons (such as holidays, illness or disability) other than for the performance of duties, (iii) any period during which an Employee is laid-off or terminated because of a reduction in force and is reinstated without loss of seniority or (iv) any period in respect of which an Employee receives credit for a Year of Benefit Service or a portion thereof pursuant to the provisions of Section 1.1(20), shall not be considered to be a period during which such Employee has incurred or is incurring a Break in Service.

                  (B) Benefit Service. If an Employee ceases to be an Employee and later becomes a Covered Employee during or after a Break in Service, and if immediately before he returns to employment with the Controlled Group, he does not have any nonforfeitable right to a benefit under the Plan based on his prior employment with the Controlled Group, none of his


                                      -B1-
employment before such Break in Service shall be counted towards Years of Benefit Service unless (i) he completes 13 weeks on the active payroll of an Employer or 1,000 Hours of Service, whichever occurs first, after such Break in Service, and (ii) the number of consecutive 1-Year Breaks in Service during such Break in Service do not equal or exceed the greater of (a) 5 or (b) the aggregate number of his Years of Vesting Service before such Break in Service, and such aggregate number of Years of Vesting Service before such Break in Service shall not include any Years of Vesting Service not counted under clause
(ii) of Section 1.1(4)(C) by reason of any prior Break in Service.

                  (C) Vesting Service. If an Employee ceases to be an Employee and later becomes an Employee during or after a Break in Service, and if, immediately before he returns to employment with the Controlled Group, he does not have any nonforfeitable right to a benefit under the Plan based on his prior employment with the Controlled Group, none of his employment before such Break in Service shall be counted towards Years of Vesting Service unless (i) he completes 13 weeks on the active payroll of a Controlled Group Member or 1,000 Hours of Service, whichever occurs first, after such Break in Service and (ii) the number of consecutive 1-Year Breaks in Service during such Break in Service do not equal or exceed the greater of (a) 5 or (b) the aggregate number of his Years of Vesting Service before such Break in Service, and such aggregate number of Years of Vesting Service before such Break in Service shall not include any Years of Service not counted under this clause (ii) by reason of any prior Break in Service.

                  (5) Covered Employee: An Employee of an Employer who receives his regular compensation on an hourly basis and who is employed at a covered plant, location, or operating unit listed on Schedule BI or who is a member of a covered classification of employees listed on Schedule BI, but excluding (a) any Employee within a collective bargaining unit covered by a collective bargaining agreement with any Employer pursuant to which the Employer is required to make contributions to another pension, retirement profit sharing, annuity or similar retirement plan or arrangement for Employees in such unit unless the collective bargaining representative for Employees in such unit and such Employer agree that this exclusion shall not apply to Employees in such unit, all as determined by the Company, (b) any Employee of the Newburyport, Massachusetts Ceramics Division of Brush Wellman Inc. during any period of time any such Employee was employed by such Massachusetts Ceramics Division prior to July 1, 1981, or who was not an Employee after May 22, 1989, (c) any leased employee as such term is defined in Section 6.20 (Provision Pursuant to Internal Revenue Code Section 414(n)), and (d) any person who is not treated by the Employer as an employee for purposes of Section 3401 of the Internal Revenue Code (without regard to any determination other than by the Employer that such person is or is not an employee for purposes of Section 3401 of the Internal Revenue Code and without regard to any retroactive treatment by the Employer of such person as an employee for purposes of Section 3401 of the Internal Revenue Code). Wherever the term "Non-Exempt Employee" is used in the Plan, on or after June 1, 1981, such term shall be deemed to refer to the term "Covered Employee" as herein defined. For purposes of this paragraph (5), any person who is an Employee, who is performing services outside of the United States of America as an Employee of an Employer, and who immediately prior to beginning to perform such services outside of the United States of America was a Covered Employee under this paragraph (5) (determined without regard to this sentence) shall be deemed to be a Covered


                                      -B2-

Employee employed at the covered plant, location, or operating unit or in the covered classification at which or in which such Covered Employee was employed immediately prior to beginning to perform such services outside of the United States of America until the earliest of the date on which the person is transferred to a plant, location, or operating unit or employment classification listed on Schedule BI, the date on which the person is transferred to a plant, location, or operating unit located within the United States of America that is not listed on Schedule BI, the date on which the person no longer receives his regular compensation on an hourly basis, the date on which the person is no longer an Employee of an Employer, or the date on which the person has a status that would exclude the person from the definition of Covered Employee under clauses (a), (b), (c), or (d) of the first sentence of this paragraph (5).

                  (6) Deferred Vested Pension: A pension payable pursuant to Sections 3.4 and 4.4.

                  (7) Delta Mill Employee: An Employee, other than a leased employee as such term is defined in Section 6.20 (Provision Pursuant to Internal Revenue Code Section 414(n)), at the Company's Delta Mill Division who is, and for so long as he is, or who terminates his employment with the Company or Retires as (as the context may require), a member of the then effective bargaining unit established under the collective bargaining agreement, between the Company and the Oil, Chemical and Atomic Workers Union, Local 2-904. For purposes of this Section 1.1(7) only, the following shall apply: "Company's Delta Mill Division" means a "Delta Mill Division" of Brush Wellman Inc. or Brush Resources Inc.; and "Company" means Brush Wellman Inc., Brush Resources Inc. or both.

                  (8) Disability Pension: A pension payable pursuant to Sections
3.5 and 4.5.

                  (9) Early Retirement Pension: A pension payable pursuant to Sections 3.3 and 4.3.

                  (10) Employer: As of June 1, 1985, the only "Employer" was the Company. On and after January 1, 1989, the term "Employer" shall also include Metals Engineering Company, and with respect only to periods after December 31, 1988, Employees of Metals Engineering Company shall be Covered Employees under the Plan (provided such an Employee otherwise meets the requirements to be a Covered Employee described in Section 1.1(5). As of January 1, 2001, Employer shall mean the following business organizations: BEM Services, Inc., Brush Ceramic Products Inc., Brush Resources Inc., Brush Wellman Inc., Metals Engineering Company, and Zentrix Technologies Inc.

                  (11) Hour of Service: (A) An Employee shall be credited with one Hour of Service for each hour (i) for which he is directly or indirectly paid, or entitled to payment, by one or more of the Controlled Group Members for the performance of duties as an Employee, (ii) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by one or more Controlled Group Members (which back pay shall be credited to the Employee in the Controlled Group Member's fiscal year as to which such award or agreement pertains), provided that the crediting of Hours of Service as to such back pay with respect to periods described in clause (iii) of this Section 1.1(11)(A) or in Section 1.1(11)(B) shall be subject to the


                                      -B3-
respective provisions and limitations set forth therein, or (iii) for which he is paid, or entitled to payment, by a Controlled Group Member on account of a period of time during which no duties are performed (irrespective of whether the employment relationship was terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence but, except as may otherwise be provided herein, no more than 501 Hours of Service shall be credited under this clause (iii) to an Employee on account of any single continuous period during which an Employee performs no duties; provided, however, that an Hour of Service shall not be credited under two or more of clauses (i), (ii) and (iii) of this Section 1.1(11)(A). Payments made to an Employee or former Employee under a plan maintained solely for the purpose of complying with applicable unemployment compensation laws or which solely reimburse an Employee or former Employee for medical or medically related expenses incurred by such person shall be disregarded for purposes of crediting Hours of Service.

                  (B) With respect to each Employee whose compensation is not determined on the basis of certain amounts for each hour worked during a given period and for whom hours of work are not required to be counted and recorded by any federal law (other than ERISA), Hours of Service shall be credited on the basis of 48 Hours of Service per week, or 10 Hours of Service per day if he is paid on a daily basis, for each week or day (as the case may be) for which he receives compensation from any Controlled Group Member. If any applicable law or regulations requires any other hours to be counted as Hours of Service for any purpose under the Plan, such hours shall be credited for such purpose. No hour shall be counted more than once or be counted as more than one Hour of Service even though more than straight-time pay may be paid for it. No period of employment after the termination of the Plan pursuant to Article XIII shall be counted toward Hours of Service.

                  (C) If an Employee is absent from work for any period --

                  (i) by reason of the pregnancy of the Employee,

                  (ii) by reason of the birth of a child of the Employee,

                  (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

                  (iv) for purposes of caring for any such child for a period beginning immediately following such birth or placement, such Employee shall receive credit for Hours of Service (solely for the purpose of determining whether or not he has incurred a 1-Year Break in Service for purposes of participation in the Plan and determining his vested interest) equal to:

                  (a) the number of Hours of Service which otherwise would
            normally have been credited to him but for such absence, or

                  (b) if the number of Hours of Service under clause (a) is not determinable, 8 Hours of Service per day of such absence,


                                      -B4-
            except that no more than 501 Hours of Service shall be credited under this paragraph (C) by reason of any such pregnancy, birth or placement. The hours described in clauses (a) and (b) of this paragraph (C) shall be credited as Hours of Service --

                  (I) only in the Plan Year in which the absence from work
            begins, if the Participant would be prevented from incurring a 1-Year Break in Service during such Plan Year solely because of the crediting of Hours of Service as provided in this paragraph (C), or

                  (II) in any other case, in the immediately following Plan
            Year.

No credit will be given pursuant to this paragraph (C) unless the Employee furnishes to the Committee such timely information as the Plan may reasonably require to establish that the absence is for the reasons referred to in subparagraphs (i), (ii), (iii) and (iv) of this paragraph (C) and the number of days for which there was such an absence.

                  (D) Hours of Service shall be credited to eligibility computation periods and Plan Years in accordance with the provisions of 29 C.F.R. Section 2530.200b-2(c).

                  (12) Normal Retirement Date: The later of the date on which a person attains age 65 or the fifth anniversary of the date he first commenced participation in the Plan.

                  (13) [Reserved]

                  (14) Pension Commencement Date: The date as of which a Participant's or Beneficiary's pension under the Plan commences or is to commence under the applicable terms of the Plan, irrespective of whether it has in fact commenced.

                  (15) Pensioner: A former Employee whose employment with the Controlled Group shall have terminated under such conditions that he is eligible for a pension under this Schedule B, even though such pension may not have commenced or will not commence until after the proper filing of an application and the arrival of the time at which such pension becomes payable.

                  (16) Pre-Retirement Death Surviving Spouse Pension: A pension payable pursuant to Sections 3.6 and 4.6.

                  (17) Qualifying Termination: (A) The Retirement of a Participant, (B) the termination of a Participant's employment with the Controlled Group that makes him eligible for a Deferred Vested Pension, (C) the commencement of a period of lay-off or authorized leave of absence of a Participant who if his employment with the Controlled Group were terminated would be eligible for a Deferred Vested Pension, if he does not thereafter return to active employment with the Controlled Group, or (D) the death of a Participant if as a result of his death a benefit is payable hereunder for a Beneficiary of his.


                                      -B5-

                  (18) Retirement: The termination of a Participant's employment with the Controlled Group which makes him eligible for a Normal Retirement, Early Retirement or Special Early Retirement Pension or a Disability Pension under this Schedule B. The term "Retire" when referring to a Participant refers to the fact that his employment with the Controlled Group is being or has been terminated under conditions that constitute Retirement.

                  (19) Service and Years of Service:

                  Year of Benefit Service: Years of Benefit Service shall be determined as follows:

                  (A) (Plan Years beginning on or after June 1, 1985) An Employee who is regularly scheduled to work at least 40 hours per week shall be credited with 1/12th of a Year of Benefit Service for each Month he completes in active employment as a Covered Employee. An Employee who does not meet the requirements of the preceding sentence shall be credited with 1/12th of a Year of Benefit Service for each 160 Hours of Service he completes as a Covered Employee and in case the number of Hours of Service credited to an Employee with respect to a Plan Year is not a whole number multiple of 160, he shall be credited with 1/12ths of a Year of Benefit Service to the nearest whole number multiple of 160. In addition, (i) an Employee who has a nonforfeitable right to a benefit under this Schedule B prior to an authorized medical leave of absence from the employment of the Controlled Group, and who becomes eligible for a Disability Pension under this Schedule B, shall be credited with 1/12th of a Year of Benefit Service for each Month during such medical leave of absence for a maximum of six Months or until the date of the determination of his eligibility for Social Security Disability Benefits, whichever occurs first, provided he was a Covered Employee on the day before the first day of his leave of absence, and (ii) an Employee who has a nonforfeitable right to a benefit under the Pre-2000 Restatement Plan or this Schedule B prior to an authorized medical leave of absence from the employment of the Controlled Group or prior to being laid-off or terminated by a Controlled Group Member because of a reduction in work force, shall be credited with 1/12th of a Year of Benefit Service for each of the first 24 consecutive Months (to the nearest Month) he is on authorized medical leave of absence (and not receiving a Disability Pension) or lay-off or after such termination of his employment, provided he was a Covered Employee on the day before he began his medical leave of absence or was laid-off or terminated and further provided:

                  (AA) he returns from such medical leave of absence, lay-off or termination without loss of seniority, and upon return to active service he completes 13 weeks on the active payroll or 1,000 Hours of Service, whichever occurs first, or

                  (BB) in the case of an Employee on lay-off, he reaches his
            Normal Retirement Date on or before the expiration of such 24 Month period.


                                      -B6-

      However, except as otherwise provided in clause (iii) of Section 1.1(11)(A) as to the crediting of Hours of Service for periods during which duties are not being performed, if at the time of his medical leave of absence, lay-off or termination the Employee did not have a nonforfeitable right to a benefit under the Pre-2000 Restatement Plan or this Schedule B, he shall not be credited with any Years of Benefit Service, or fractions thereof, during the period of his medical leave of absence, lay-off or termination. Nothing in this Section 1.1(19) shall be deemed or construed to entitle an Employee to duplicate credit for the same specified period or to more than one Year of Benefit Service with respect to any Plan Year. No work, employment or time after the termination of the Plan pursuant to Article XIII shall be counted toward Years of Benefit Service.

                  (B) (Plan Years ending before June 1, 1985) For any period of his employment before June 1, 1985, an Employee shall be credited with the number of Years of Benefit Service (computed to the nearest Month) which is equivalent to his Years of Benefit Service as a Covered Employee under the Pre-2000 Restatement Plan as of May 31, 1985.

                  (C) (Additional Credits) The Committee may adopt uniform rules for counting additional periods of employment as Years of Benefit Service or fractions thereof, provided such rules do not discriminate in favor of shareholders, officers or highly paid Employees of Controlled Group Members.

                  (D) (Service at Lorain Plant) Notwithstanding anything in the Plan to the contrary, a person who is or becomes a Covered Employee on or after January 1, 2002 shall be credited with Years of Benefit Service with respect to period(s) of employment of such person as an Employee at the Lorain Plant after October 31, 1996 and prior to January 1, 2002 (if any) as if such person had been a Covered Employee during such period(s) of employment. Notwithstanding the immediately preceding sentence, no Years of Benefit Service shall be credited under this subparagraph (D) to a Covered Employee (i) if such Years of Benefit Service would, if credited during the period of such individual's employment at the Lorain Plant otherwise in accordance with the immediately preceding sentence, be disregarded in accordance with any other provision of the Plan, including without limitation Section 1.1(4)(B), Section 5.2(b), and Section 10.2(3) (Coverage and Participation) for the purpose of computing any pension to which such Covered Employee may be entitled under the Plan, or (ii) if the Covered Employee receives credit for "Years of Benefit Service" (under and as defined in Schedule A) with respect to such employment as an Employee at the Lorain Plant.

                  For purposes of this subparagraph (D), the "Lorain Plant" shall mean the Brush Wellman Inc. facility located at 7375 Industrial Parkway, Lorain, Ohio.

                  Year of Eligibility Service: An Employee shall be credited with a Year of Eligibility Service if he completes 1,000 Hours of Service in the 12-month period beginning on the first day on which he is an Employee and completes one Hour of Service and such an Employee who does not complete 1,000 Hours of Service during such period shall be credited


                                      -B7-
with a Year of Eligibility Service if he completes 1,000 Hours of Service during the Plan Year which includes the first anniversary of his employment as an Employee or any Plan Year thereafter; provided, however, if an Employee completes 1,000 Hours of Service in both the 12-month period beginning on the first day on which he is an Employee and completes one Hour of Service and during the Plan Year which includes the first anniversary of his employment as an Employee, he shall be credited with two Years of Eligibility Service. Notwithstanding the foregoing, for the purposes of determining whether a Year of Eligibility Service is to be credited to an Employee, the Plan Year shall be substituted for the initial 12-month period beginning with an Employee's employment date regardless of whether or not he completes 1,000 Hours of Service in such initial 12-month period.

                  Year of Vesting Service: Years of Vesting Service shall be determined as follows:

                  (A) (Plan Years beginning on or after June 1, 1985) An Employee shall be credited with a Year of Vesting Service in respect of any Plan Year commencing on or after June 1, 1985 during which he completes 1,000 Hours of Service with the Controlled Group during such Plan Year. In addition, an Employee shall be credited with 1/12th of a Year of Vesting Service for each of the first 24 consecutive Months (to the nearest Month) that he is laid-off or terminated by a Controlled Group Member because of a reduction in force (but under no circumstances for a period longer than his Years of Vesting Service when laid-off or terminated), provided:

                  (i) he returns from lay-off or is re-employed with the
            Controlled Group without loss of seniority, and

                  (ii) upon his return to active service, he completes 13 weeks on the active payroll as a Controlled Group Member or 1,000 Hours of Service, whichever occurs first.

Nothing in this Section 1.1(19) shall be deemed or construed to entitle an Employee to duplicate credit for the same specified period or to more than one Year of Vesting Service with respect to any Plan Year.

                  (B) (Plan Years ending before June 1, 1985) For any period before June 1, 1985, an Employee shall be credited with that number of Years of Vesting Service which is equal to his Years of Vesting Service under the Pre-2000 Restatement Plan as of May 31, 1985.

                  (C) (Additional Credits) The Committee may adopt uniform rules for counting additional periods of employment as Years of Vesting Service or fractions thereof, provided such rules do not discriminate in favor of shareholders, officers or highly paid Employees of Controlled Group Members.

                  (D) Notwithstanding any other provision of the Plan to the contrary, in the case of a Covered Employee who was an employee of Metals


                                      -B8-

      Engineering Company on January 1, 1989, solely for purposes of determining Years of Vesting Service, Metals Engineering Company shall be deemed a Controlled Group Member from such Covered Employee's date of hire with Metals Engineering Company, or his date of hire with Penn Precision Rolling Mills, Ltd. if earlier.

                  (20) Year of Benefit Service: See Section 1.1(19).

                  (21) Year of Eligibility Service: See Section 1.1(19).

                  (22) Year of Vesting Service: See Section 1.1(19).


                                      -B9-

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION

                  2.1 Commencement of Participation. (1) A person who, on May 31, 2000, was a "Participant" under the Pre-2000 Restatement Plan or satisfied the eligibility requirements of the Pre-2000 Restatement Plan, and who is an Employee (or a Pensioner) on June 1, 2000, shall become, or shall continue to be, a Participant under this Schedule B on June 1, 2000.

                  (2) On or after June 1, 2000 and prior to June 1, 2002, an Employee who is not a Participant pursuant to Section 2.1(1) shall become a Participant under this Schedule B on the next following entry date (namely, any June 1 or December 1) on which he satisfies the following eligibility requirements: (A) he is a Covered Employee, (B) he has attained age 21, and (C) he has been credited with a Year of Eligibility Service. On or after June 1, 2002, an Employee who is not a Participant pursuant to Section 2.1(1) or the preceding sentence shall become a Participant under this Schedule B on the date on which he satisfies the following eligibility requirements: (A) he is a Covered Employee, (B) he has attained age 21, and (C) he has been credited with a Year of Eligibility Service.

                  (3) If a person ceased to be a Participant under the Pre-2000 Restatement Plan prior to June 1, 2000, or ceases to be a Participant under this Schedule B on or after June 1, 2000, and he again becomes an Employee on or after June 1, 2000, he shall again become a Participant under this Schedule B as of the date he so again becomes an Employee whether or not he again becomes a Covered Employee.

                  2.2 Termination of Participation. Notwithstanding Section 10.2(2), an Employee's participation in the Plan for purposes of this Schedule B shall cease when his employment with the Controlled Group terminates and he incurs a 1-Year Break in Service, unless he becomes a Pensioner upon such termination.


                                     -B10-

ARTICLE III. - ELIGIBILITY FOR PENSIONS

                  3.1 Benefits for Former Employees Terminated before June 1, 2000. Any benefits payable under the Plan with respect to an Employee or a former Employee whose employment with the Controlled Group terminated before June 1, 2000 shall be governed by the provisions of the Pre-2000 Restatement Plan as in effect from time to time before such date, except to the extent that certain terms or provisions of the Plan, as hereby restated as of June 1, 2000, apply to such benefits in accordance with Section 10.1 (Employment Termination Prior to June 1, 2000). Notwithstanding the foregoing provisions of this Section 3.1, or any other provision of the Plan, or any prior provision of the Plan or any predecessor plan document, the last sentence of Exhibit A shall apply with respect to any benefit payable in a lump sum after May 31, 2000 or deemed to be payable after May 31, 2000 in a lump sum, without regard to when employment termination occurred.

                  3.2 Normal Retirement. An Employee (including an Employee who is on lay-off status) whose employment with the Controlled Group is terminated on or after June 1, 2000 and on or after his Normal Retirement Date shall be entitled to a Normal Retirement Pension as provided in Section 4.2, based on his Years of Benefit Service at the time of his Retirement. Such a Participant's rights to a Normal Retirement Pension shall be non-forfeitable, except as otherwise permitted by applicable law, on and after he reaches his Normal Retirement Date.

                  3.3 Early Retirement. An Employee having at least ten years of Vesting Service (at least five Years of Vesting Service in the case of a person who shall have first become an employee as a Delta Mill Employee prior to November 1, 1985 or who shall have first become an employee in any other operation of the Company, other than at its Tucson plant, prior to July 1,
1984), whose employment with the Controlled Group is terminated on or after he attains age 55, and while he is actively employed but before his Normal Retirement Date, shall be eligible for an Early Retirement Pension as provided in Section 4.3, based on his Years of Benefit Service at the time of his Retirement.

                  3.3A Special Early Retirement Pension. A Participant (excluding any Participant who is a Delta Mill Employee or an Employee employed at the Company's Hampton Plant or Tucson Plant) having at least 30 Years of Vesting Service whose Qualifying Termination date occurs on or after he attains age 62 but before his Normal Retirement Date shall be eligible for a Special Early Retirement Pension as provided in Section 4.3A, based on his Years of Benefit Service at the time of his Retirement. A Participant (excluding any Participant who is a Delta Mill Employee or an Employee employed at the Company's Hampton Plant or Tucson Plant) having at least 30 Years of Vesting Service whose Qualifying Termination date occurs on or after June 30, 1999 and on or after the date he attains age 55 but prior to the date on which he attains age 62 shall be eligible for a special early commencement reduction as provided in Section 4.7(a)(1) with respect to such Participant's benefit accrued as of such Qualifying Termination date. For purposes of this Section 3.3A only, the following shall apply: "Company's Tucson Plant" means a Tucson plant of Brush Wellman Inc., Brush Ceramic Products Inc., or Zentrix Technologies Inc.; and "Company's Hampton Plant" means the Hampton plant of Brush Wellman Inc.


                                     -B11-

                  3.4 Deferred Vested Terminations. An Employee having at least five Years of Vesting Service whose employment with the Controlled Group is terminated before his Normal Retirement Date but who does not meet the requirements of Section 3.3 or Section 3.3A shall be eligible for a Deferred Vested Pension as provided in Section 4.4, based on his Years of Benefit Service at the time of his Qualifying Termination.

                  3.5 Disability Retirement. (a) An Employee (but excluding any such person on lay-off status) having at least ten Years of Vesting Service whose employment with the Controlled Group is terminated on or after June 1, 1985 before his Normal Retirement Date because of his being Permanently and Totally Disabled shall be eligible for a Disability Pension as provided in
Section 4.5, based on his Years of Benefit Service at the time of his Retirement.

                  (b) A person shall be deemed to be "Permanently and Totally Disabled" only if:

                  (1) he is not engaged in employment or occupation for remuneration or profit in excess of 50 percent of his Disability Pension under the Plan; and

                  (2) a physician or clinic selected by the Company shall find, on the basis of medical evidence, (A) that he has been totally disabled by bodily or mental injury or disease so as to be prevented thereby from engaging in any employment or occupation for remuneration or profit in excess of 50 percent of his Disability Pension under this Schedule B, and
      (B) that his total disability will presumably be permanent and continuous during the remainder of his life; provided that no person shall be deemed to be Permanently and Totally Disabled for the purposes of this Schedule B if his disability resulted from (i) chronic alcoholism or the use of narcotics, (ii) his engaging in a criminal act or in an effort to bring about the injury or illness of himself or any other person or (iii) service in the armed forces of any country.

                  (c) In any case where the physician or clinic selected by the Company is required to make a finding with respect to the Permanent and Total Disability of any Employee or former Employee applying for, claiming or receiving a Disability Pension, such Employee or former Employee shall be required to submit to such examinations as shall be necessary for such physician or clinic to determine whether he is Permanently and Totally Disabled and, when relevant, when his said disability began. Subject to the claims and review procedure in Article IV, the medical opinions of such physician or clinic shall decide such questions and shall be conclusive and binding, for purposes of the Plan, upon all persons as to the condition of such Employee or former Employee. The expenses of such examination shall be paid by the Employee's Employer. Any former Employee who shall be receiving a Disability Pension shall be required to submit to a disability examination in the manner set forth in this Section 3.5 at any time after he ceases to be an Employee for the purpose of determining his condition whenever such examination is requested by the Committee.

                  3.6 Pre-Retirement Death Surviving Spouse Pension. Subject to
Section 3.9, if a Participant, who (1) has at least one Hour of Service under the Pre-2000


                                     -B12-

Restatement Plan or this Schedule B on or after August 23, 1984 or one hour of paid leave from a Controlled Group Member on or after August 23, 1984 and (2) immediately before his death would have been eligible for a pension under this Schedule B if his employment with the Controlled Group had then terminated (other than by reason of his death), dies before his Pension Commencement Date, his surviving Spouse, if any, shall be eligible for a Pre-Retirement Death Surviving Spouse Pension as provided in Section 4.6.

                  3.7 Non-Duplication of Early Retirement, Disability and Deferred Vested Pensions. A Participant whose employment with the Controlled Group is terminated under such conditions that he meets the requirements of
Section 3.3, Section 3.3A or Section 3.4 and Section 3.5 for a pension shall not be entitled to receive more than one of such pensions except as provided in
Section 5.1A(d). He (or a person duly authorized to represent him) shall elect which one of those pensions for which he is eligible shall be payable to him. Such election shall be made by an instrument (in form satisfactory to the Committee) signed by him (or such authorized person) and filed with the Committee before his pension hereunder begins (except as may otherwise be provided in Section 5.1A(d)).

                  3.8 [Reserved]

                  3.9 Death Benefit for Certain Employees Who Die Prior to Age
55. In the event of the death of a Covered Employee, other than a Delta Mill Employee, who shall not have attained the age of 55, who shall die on or after June 1, 2000, who shall have at least 15 Years of Vesting Service at the time of his death and who shall leave a Spouse surviving him, a benefit will be paid to such Spouse as described in Section 4.10 or, if larger or after the benefit described in Section 4.10 ceases to be payable, such Spouse will be entitled to a Pre-Retirement Death Surviving Spouse Pension pursuant to Section 3.6.

                  3.10 Death Benefit for Certain Participants Who Commence Disability Pension Prior to Age 55. In the event of the death of a Disability Pensioner, other than a Delta Mill Disability Pensioner, whose Disability Pension shall have commenced prior to his attaining age 55, on or after June 1, 2000, after having earned at least 15 Years of Vesting Service prior to commencement of his Disability Pension, and who shall leave a Spouse surviving him of a marriage which existed for one year or more at commencement of his Disability Pension, a benefit will be paid to such Spouse as described in
Section 4.11.

                  3.11 Transfers of Employment. In the case of an Employee who transfers from a class of employees whose service shall have been determined on the basis of the elapsed time method of computing service and as a result of such transfer becomes a Covered Employee, such Employee shall receive credit for Years of Vesting Service, (a) as of the date of transfer, for a number of Years of Vesting Service equal to the number of 1-year periods of service credited to him as of the date of transfer, and (b) in the Plan Year which includes the date of transfer, for a number of Hours of Service determined by applying the provisions of Section 1.1(11)(B) to any fractional part of a year credited to the Employee under the elapsed time method of computing service as of the date of transfer.


                                     -B13-

ARTICLE IV. - PENSION AND DEATH BENEFITS

                  4.1 Regular Pensions. (a) An Employee or former Employee shall not be eligible for a pension under the Plan as hereby restated as of June 1, 2000 unless, in addition to any other requirements set forth in the Plan, his Qualifying Termination occurs on or after June 1, 2000. The pension payable to or for an Employee or former Employee whose Qualifying Termination occurred before June 1, 2000 (and who is not rehired thereafter) shall be determined by and paid in accordance with the terms and provisions of the Pre-2000 Restatement Plan as in effect at the date of such Qualifying Termination except to the extent certain provisions of the Plan as hereby restated as of June 1, 2000 apply to such pension in accordance with Section 10.1 (Employment Termination Prior to June 1, 2000). Notwithstanding the foregoing provisions of this Section 4.1, or any other provision of the Plan, or any prior provision of the Plan or any predecessor plan document, the last sentence of Exhibit A shall apply with respect to any benefit payable in a lump sum after May 31, 2000 or deemed to be payable after May 31, 2000 in a lump sum, without regard to when employment termination occurred.

                  (b) The regular pension payable hereunder to a Participant before June 1, 1976, and, in the case of a Deferred Vested Pensioner who incurred a Qualifying Termination prior to July 1, 1976, the regular pension payable hereunder to such a Deferred Vested Pensioner on or after July 1, 1976, for his Benefit Service accrued before June 1, 1976, shall be a pension in the amount provided for in the Pre-2000 Restatement Plan as in effect before June 1, 1976. Except as provided in the preceding sentence, the regular pension payable hereunder to a Participant shall be an amount equal to the Participant's Years of Benefit Service and any fractions thereof multiplied times the applicable Benefit Rate in effect for the date of the Participant's termination of employment specified in the table below for the plant or location at which such Years of Benefit Service were credited to the Participant, or in the case of the table entitled "Delta Mill Employee" for such Years of Benefit Service as a Delta Mill Employee; provided that if more than one Benefit Rate is so specified, the monthly amount shall be the sum of each amount determined by multiplying each such Benefit Rate times the Years of Benefit Service and fractions thereof credited to the Participant up to the lesser of the total Years of Benefit Service and any fractions thereof so credited (less any Years of Benefit Service and fractions thereof credited at a lower Benefit Rate) or the maximum number of Years of Benefit Service which may be credited at such Benefit Rate specified in such table.

                          ELMORE PLANT OR READING PLANT

TERMINATION OF EMPLOYMENT                 BENEFIT RATE FOR YEARS OF BENEFIT SERVICE
-------------------------                 -----------------------------------------
    ON OR AFTER          PRIOR TO          UP TO 15 YEARS          OVER 15 YEARS BUT          OVER 25 YEARS
                                                                  NOT IN EXCESS OF 25
                                                                        YEARS
June 1, 1976          June 1, 1978                  $9.00                $9.00                       $9.00

June 1, 1978          June 1, 1981                 $10.00               $13.00                      $13.00

June 1, 1981          June 1, 1984                 $12.00               $16.00                      $16.00


                                     -B14-

TERMINATION OF EMPLOYMENT                 BENEFIT RATE FOR YEARS OF BENEFIT SERVICE
-------------------------                 -----------------------------------------
    ON OR AFTER          PRIOR TO          UP TO 15 YEARS          OVER 15 YEARS BUT          OVER 25 YEARS
                                                                  NOT IN EXCESS OF 25
                                                                        YEARS
June 1, 1984          June 1, 1986                 $13.50               $17.50                       $17.50

June 1, 1986          October 1, 1989              $14.50               $17.50                       $19.00

October 1, 1989       January 1, 1992              $15.25               $18.50                       $20.00

January 1, 1992       January 1, 1995              $20.00               $20.00                       $20.00

January 1, 1995       January 1, 1998              $21.00               $21.00                       $23.00

January 1, 1998       January 1, 1999              $22.50               $22.50                       $25.00

January 1, 1999       January 1, 2001              $27.00               $27.00                       $30.00

January 1, 2001       Not applicable               $28.50               $28.50                       $31.50

                                 CLEVELAND PLANT

TERMINATION OF EMPLOYMENT                 BENEFIT RATE FOR YEARS OF BENEFIT SERVICE
-------------------------                 -----------------------------------------
    ON OR AFTER          PRIOR TO          UP TO 15 YEARS          OVER 15 YEARS BUT          OVER 25 YEARS
                                                                  NOT IN EXCESS OF 25
                                                                        YEARS
June 1, 1976          June 1, 1978                       $9.00                   $9.00                     $9.00

June 1, 1978          June 1, 1981                      $10.00                  $13.00                    $13.00

June 1, 1981          June 1, 1984                      $12.00                  $16.00                    $16.00

June 1, 1984          June 1, 1986                      $13.50                  $17.50                    $17.50

June 1, 1986          October 1, 1989                   $14.50                  $17.50                    $19.00

October 1, 1989       January 1, 1992                   $15.25                  $18.50                    $20.00

January 1, 1992       January 1, 1995                   $20.00                  $20.00                    $20.00

January 1, 1995       January 1, 1998                   $21.00                  $21.00                    $23.00

January 1, 1998       Not applicable                    $22.50                  $22.50                    $25.00


                                     -B15-

                               DELTA MILL EMPLOYEE

TERMINATION OF EMPLOYMENT                                                   BENEFIT RATE
-------------------------                                                   ------------
     ON OR AFTER                PRIOR TO
Not applicable          November 1, 1982          $9.00 ($8.00 for Years of Benefit Service prior to November 19,
                                                  1977)

November 1, 1982        November 1, 1985          $11.00

November 1, 1985        November 1, 1986          $12.00

November 1, 1986        November 1, 1987          $13.00

November 1, 1987        January 1, 1989           $13.00 for Years of Benefit Service up to 15,
                                                  $15.00 for Years of Benefit Service over 15

January 1, 1989         November 1, 1991          $15.00

November 1, 1991        January 1, 1992           $15.50

January 1, 1992         November 1, 1994          $20.00

November 1, 1994        November 1, 1997          $21.00

November 1, 1997        October 25, 1998          $21.50

October 25, 1998        October 24, 1999          $22.00

October 24, 1999        October 29, 2000          $22.50

October 29, 2000        Not applicable            $23.00

    HAMPTON PLANT (FORMERLY THE CONSOLIDATED CERAMICS & METALIZING DIVISION)

TERMINATION OF EMPLOYMENT                                                   BENEFIT RATE
-------------------------                                                   ------------
     ON OR AFTER                PRIOR TO
Not applicable          June 1, 1978             $6.00

June 1, 1978            June 1, 1979             $8.00

June 1, 1979            June 1, 1981             $9.00

June 1, 1981            June 1, 1984             $10.00

June 1, 1984            May 31, 1995             $11.50

June 1, 1995            Not applicable           $11.50 (or, if higher, the unit dollar amount in effect at last location where Participant was a Covered Employee)


                                     -B16-

                                  TUCSON PLANT

TERMINATION OF EMPLOYMENT                        BENEFIT RATE
-------------------------                        ------------
   ON OR AFTER              PRIOR TO
June 1, 1980            January 1, 1992          $9.00

January 1, 1992         January 1, 1995          $12.00

January 1, 1995         January 1, 1999          $15.00

January 1, 1999         Not applicable           $18.00

                DELTA PLANT (OTHER THAN AS A DELTA MILL EMPLOYEE)

TERMINATION OF EMPLOYMENT                 BENEFIT RATE FOR YEARS OF BENEFIT SERVICE
-------------------------                 -----------------------------------------
    ON OR AFTER          PRIOR TO          UP TO 15 YEARS          OVER 15 YEARS BUT          OVER 25 YEARS
                                                                  NOT IN EXCESS OF 25
                                                                        YEARS
June 1, 1976          June 1, 1978                  $9.00                $9.00                        $9.00

June 1, 1978          June 1, 1981                 $10.00               $13.00                       $13.00

June 1, 1981          June 1, 1984                 $12.00               $16.00                       $16.00

June 1, 1984          June 1, 1986                 $13.50               $17.50                       $17.50

June 1, 1986          October 1, 1989              $14.50               $17.50                       $19.00

October 1, 1989       January 1, 1992              $15.25               $18.50                       $20.00

January 1, 1992       November 1, 1997             $20.00               $20.00                       $20.00

November 1, 1997      October 25, 1998             $21.50               $21.50                       $21.50

October 25, 1998      October 24, 1999             $22.00               $22.00                       $22.00

October 24, 1999      October 29, 2000             $22.50               $22.50                       $22.50

October 29, 2000      Not applicable               $23.00               $23.00                       $23.00

                                  LORAIN PLANT

TERMINATION OF EMPLOYMENT              BENEFIT RATE
-------------------------              ------------
     ON OR AFTER
January 1, 2002                           $18.00


                                     -B17-

              WAREHOUSE DISTRIBUTION CENTERS AND ANY OTHER FACILITY
                          NOT LISTED IN ANY OTHER TABLE

TERMINATION OF EMPLOYMENT                 BENEFIT RATE FOR YEARS OF BENEFIT SERVICE
-------------------------                 -----------------------------------------
    ON OR AFTER          PRIOR TO          UP TO 15 YEARS          OVER 15 YEARS BUT          OVER 25 YEARS
                                                                  NOT IN EXCESS OF 25
                                                                        YEARS
June 1, 1976          June 1, 1978                  $9.00                $9.00                        $9.00

June 1, 1978          June 1, 1981                 $10.00               $13.00                       $13.00

June 1, 1981          June 1, 1984                 $12.00               $16.00                       $16.00

June 1, 1984          June 1, 1986                 $13.50               $17.50                       $17.50

June 1, 1986          October 1, 1989              $14.50               $17.50                       $19.00

October 1, 1989       January 1, 1992              $15.25               $18.50                       $20.00

January 1, 1992       January 1, 1999              $20.00               $20.00                       $20.00

January 1, 1999       Not applicable               $24.00               $24.00                       $24.00

For purposes of this Section 4.1(b) only: (i) "Tucson Plant" means a Tucson plant of Brush Wellman Inc., Brush Ceramic Products Inc., or Zentrix Technologies Inc. located in Tucson, Arizona, or the Newburyport, Massachusetts Ceramics Division of Brush Wellman Inc. or Zentrix Technologies Inc. located in Newburyport, Massachusetts; (ii) "Hampton Plant" means the former Hampton plant of Brush Wellman Inc.; (iii) "Elmore Plant" means the Elmore plant of Brush Wellman Inc. located in Elmore, Ohio; (iv) "Reading Plant" means the Reading plant of Brush Wellman Inc. located in Reading, Pennsylvania; (v) "Cleveland Plant" means the Cleveland plant of Brush Wellman Inc. located in Cleveland, Ohio and any location of BEM Services, Inc.; (vi) "Delta Plant" means a plant of Brush Wellman Inc. or Brush Resources Inc. located in Delta, Utah; (vii) "Warehouse Distribution Centers" means the Warehouse Distribution Centers of Brush Wellman Inc. at the locations listed on Schedule BI; (viii) "Lorain Plant" means the Brush Wellman Inc. facility located at 7375 Industrial Parkway, Lorain, Ohio; and (ix) "Other Facility" means other facility of Brush Wellman Inc. or an Employer, wherever located, but only with respect to periods a business organization was an Employer and only with respect to an Employee of the Employer who otherwise meets the requirements to be a Covered Employee described in Section 1.1(5).

                  (c)(1) For a person who is not employed as an Employee after April 30, 2001, the following shall apply:

                  (A) Notwithstanding the foregoing provisions of Section 4.1(a) and (b), the regular pension of a Participant who shall have had more than one period of employment with the Controlled Group shall be the sum of his Accrued Benefits. The term "Accrued Benefits" for purposes of this Section 4.1(c)(1)(A) shall mean the monthly benefit in the form of a single life annuity which an Employee has earned under this Schedule B during a period of employment with the Controlled Group calculated as of the last day of such period and which is


                                     -B18-
payable at age 65 in an amount computed under this Schedule B based upon the benefit rate effective with respect to him under this Schedule B as of his last day of employment for each such period and the Years of Benefit Service with which he is credited during such period. An Accrued Benefit for a period of employment with respect to which a person shall have lost credit for Years of Benefit Service shall be forfeited.

                  (B) Nothing in this Section 4.1(c)(1) shall be construed to reduce the benefits that any person shall have earned under the Pre-2000 Restatement Plan prior to November 1, 1978.

                  (2) For a person who is employed as an Employee after April 30, 2001, the following shall apply:

                  (A) Notwithstanding the foregoing provisions of Section 4.1(a) and (b), the regular pension of a Participant who shall have had more than one period of employment with the Controlled Group shall be recalculated on his latest termination of employment with the Controlled Group based on his Accrued Benefit for his entire period of employment. The term "Accrued Benefit" for purposes of this Section 4.1(c)(2)(A) shall mean the monthly benefit in the form of a single life annuity which an Employee has earned under this Schedule B during his employment with the Controlled Group calculated as of his latest termination of employment with the Controlled Group and which is payable at age 65 in an amount computed under this Schedule B based upon the benefit rate effective with respect to him under this Schedule B as of his latest termination of employment with the Controlled Group and the Years of Benefit Service with which he is credited as of his latest termination of employment with the Controlled Group, but in no event less than the Participant's regular pension as of his immediately preceding termination of employment with the Controlled Group as if he had not been reemployed. An Accrued Benefit for a period of employment with respect to which a person shall have lost credit for Years of Benefit Service shall be forfeited.

                  (B) Nothing in this Section 4.1(c)(2) shall be construed to reduce the benefits that any person shall have earned under the Pre-2000 Restatement Plan prior to November 1, 1978. Further, nothing in this Section 4.1(c)(2) shall be construed to reduce the benefits that any person shall have earned under this Schedule B prior to May 30, 2001.

                  4.2 Normal Retirement Pensions. The Normal Retirement Pension for a Pensioner entitled to such a pension shall be a monthly pension (commencing at such time as provided for in Section 5.1A) equal to the regular pension specified in Section 4.1.

                  4.3 Early Retirement Pensions. The Early Retirement Pension for a Pensioner entitled to such a pension shall be a monthly pension (commencing at such time as provided for in Section 5.1A) equal to the regular pension specified in Section 4.1.

                  4.3A Special Early Retirement Pensions. The Special Early Retirement Pension for a Pensioner entitled to such a pension shall be a monthly pension (commencing at such time as provided in Section 5.1A) equal to the regular pension specified in Section 4.1.


                                     -B19-

                  4.4 Deferred Vested Pensions. The Deferred Vested Pension for a Pensioner entitled to such a pension shall be a monthly pension (commencing at such time as provided for in Section 5.1A) equal to the regular pension specified in Section 4.1 in effect at the time of the Pensioner's Qualifying Termination, without regard to any increased benefit payable under a benefit formula provided for in an amendment to or restatement of the Plan which becomes effective as of a date subsequent to such Qualifying Termination.

                  4.5 Disability Pensions. The Disability Pension for a Pensioner entitled to such a pension shall be a monthly pension (commencing at such time as provided for in Section 5.1A) equal to the regular pension specified in Section 4.1; provided, however, that if it is determined that the Participant is not eligible for Social Security Disability Benefits and until such time as he becomes eligible for Social Security Disability Benefits (as determined by the Committee) or reaches his Normal Retirement Date, whichever occurs first, the Participant shall receive an additional monthly benefit equal to (a) $9.00 multiplied by his number of Years of Benefit Service and any fractions thereof other than Years of Benefit Service as a Delta Mill Employee and/or Years of Benefit Service at the Company's Hampton Plant, (b) $9.00 ($8.00 before November 19, 1977) multiplied by his number of Years of Benefit Service and any fractions thereof as a Delta Mill Employee, and (c) $6.00 multiplied by his number of Years of Benefit Service and any fractions thereof at the Company's Hampton Plant. For purposes of this Section 4.5 only, "Company's Hampton Plant" means the Hampton Plant of Brush Wellman Inc.

                  4.6 Pre-Retirement Death Surviving Spouse Pensions. (a) The Pre-Retirement Death Surviving Spouse Pension for the surviving Spouse of a deceased Participant which Spouse is entitled to such pension shall be, subject to subsection (b) of this Section 4.6:

                  (1) in the case of a Participant who dies after attaining age 55 and either (A) at a time when he is credited with at least 10 Years of Vesting Service (at least 5 Years of Vesting Service, in the case of a person who shall have first become an Employee as a Delta Mill Employee prior to November 1, 1985 or who shall have first become an Employee in any other operation of the Company, other than at its Tucson Plant, prior to July 1, 1984) or (B) on or after his Normal Retirement Date, that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1 if (i) such Participant had terminated employment with the Controlled Group and his Pension Commencement Date occurred on the day before his death (assuming the Plan so provided) and (ii) he had not waived the Automatic Qualified Joint and Survivor Annuity Benefit provided for in Section 4.7(a)(3)(A); such pension shall begin with the first day of the Month after the Month in which he is deemed to have begun receiving his pension, if his Spouse is living on such day, and shall continue during her remaining lifetime, the last monthly payment of such pension being payable on the first day of the Month in which she dies;

                  (2) in the case of a Participant who dies on or before attaining age 55 and at a time when he is credited with at least 10 Years of Vesting Service (at least 5 Years of Vesting Service, in the case of a person who shall have first become an Employee as a Delta Mill Employee prior to November 1, 1985 or who shall have first become an Employee in any other operation of the Company,


                                     -B20-
      other than at its Tucson Plant, prior to July 1, 1984), that amount which the surviving Spouse would have been entitled to receive pursuant to
      Section 4.1 if (i) such Participant had terminated employment with the Controlled Group (other than by reason of his death) on the date of his death if he was an Employee on such date, (ii) he survived to the date of his 55th birthday, (iii) his Pension Commencement Date occurred on his 55th birthday, assuming the Plan so provided, (iv) his pension was payable in the form of an Automatic Qualified Joint and Survivor Annuity Benefit provided for in Section 4.7(a)(3)(A), and (v) he died on the day following such 55th birthday; such pension shall begin with the first day of the Month in which the Participant would have attained age 55, and shall continue during the Spouse's remaining lifetime, the last monthly payment of such pension being payable on the first day of the Month in which she dies; and

                  (3) in the case of a Participant who dies before attaining his Normal Retirement Date and at a time when he is credited with at least 5 but less than 10 Years of Vesting Service (other than a person who shall have first become an Employee as a Delta Mill Employee prior to November 1, 1985 or who shall have first become an Employee in any other operation of the Company, other than its Tucson Plant, prior to July 1, 1984), that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1 if such Participant had (i) terminated employment with the Controlled Group (other than by reason of his death) on the date of his death if he was an Employee on such date, (ii) survived to his Normal Retirement Date, (iii) his Pension Commencement Date occurred on his Normal Retirement Date (assuming the Plan so provided) and his pension was payable in the form of an Automatic Qualified Joint and Survivor Annuity Benefit provided for in Section 4.7(a)(3)(A), and (iv) died on the day following his Normal Retirement Date; such pension shall begin with the first day of the Month in which the Participant would have attained his Normal Retirement Date, and shall continue during the Spouse's remaining lifetime, the last monthly payment of such Pension being payable on the first day of the Month in which she dies.

            (b) Notwithstanding the foregoing provisions of this Section 4.6,
(i) in the case of a Participant who dies before his Normal Retirement Date, unless his surviving Spouse consents to the commencement of the pension otherwise payable to her as provided in paragraph (a) of this Section 4.6, by a written election filed with the Committee, such pension shall commence on the first day of the Month after the Participant would have reached his Normal Retirement Date had he not died, or on the first day of any earlier Month after the death of the Participant and after he attained age 55 (or would have attained such age 55 if he had not died) selected by the Spouse by a written election (in form approved by the Committee) and filed with the Committee and
(ii) a surviving Spouse may elect to defer, in accordance with Committee rules which are not violative of any applicable law, the commencement of pension payments to her under this Section 4.6 until a date which is not later than the latest permissible commencement date applicable to her under Section 6.14.


                                     -B21-

                  (c) If part of a Participant's pension has commenced, the Pre-Retirement Death Surviving Spouse Pension described in this Section 4.6 shall not apply with respect to the part of the Participant's pension that commenced.

                  4.7 Optional Forms of Benefits. (a) Regular Options. Instead of the pension to which a Participant is or may become entitled pursuant to other Sections hereof, he may elect or be deemed to have elected (subject to the provisions of this Section 4.7 and to such administrative rules as may be adopted by his Employer or the Committee) any one of the optional forms of benefits specified in the following three subparagraphs or the "Early Income Option" and either the "Joint Pensioner Option" or the "Automatic Qualified Joint and Survivor Annuity Benefit." Any such optional form of benefit shall (except as otherwise provided in Section 4.7(a)(1) and Section 4.7(a)(3)(A) below) be the Actuarial Equivalent of the pension otherwise payable for the Participant. To the extent that ages are material to the determination of such Actuarial Equivalent, the latest ages which shall be used are the age of the Participant, and the age of his Joint Pensioner (if any), on the Participant's Normal Retirement Date; provided, however, that this sentence shall not apply with respect to a Participant who is credited with an Hour of Service on or after June 1, 1988, unless the application of this sentence would result in a larger amount of optional form of benefit based on the benefit accrued under provisions of the Pre-2000 Restatement Plan as in effect on May 31, 1988.

                  (1) Early Income Option. A Participant having at least ten Years of Vesting Service (at least five Years of Vesting Service in the case of a person who shall have first become an Employee as a Delta Mill Employee prior to November 1, 1985 or who shall have first become an Employee in any other operation of the Company, other than at its Tucson plant, prior to July 1, 1984) and who is eligible for an Early Retirement Pension or a Deferred Vested Pension may elect, subject to the written consent of his Spouse filed with the Committee, to receive a reduced pension beginning on the first day of any Month designated by him which day is within the ten-year period prior to his Normal Retirement Date and is subsequent to both his Qualifying Termination and the filing with the Committee of his election of such option. The pension payable under this early income option shall be an amount equal to his Early Retirement Pension or Deferred Vested Pension reduced by, (A) in the case of Delta Mill Employees, 6/10ths of one percent, and in the case of Employees other than Delta Mill Employees, 5/9ths of one percent, for each Month between age 60 and 65 and
(B) in the case of Delta Mill Employees, 6/15ths of one percent, and in the case of Employees other than Delta Mill Employees, 5/18ths of one percent, for each Month between age 55 and age 60, for which the Participant receives an early income pension under this Section 4.7(a)(1); provided, however, that the pension payable under this early income option of a Participant who is entitled to the special early commencement reduction provided for under Section 3.3A shall, in lieu of such reduction, be reduced by 5/9ths of one percent for each Month up to 24 Months that the Participant's Pension Commencement Date precedes the first day of the Month following the Month in which he would attain age 62 if he survived until his 62nd birthday and by 5/18ths of one percent for each Month in excess of 24 Months that the Participant's Pension Commencement Date precedes the first day of the Month following the Month in which he would attain age 62 if he survived until his 62nd birthday.


                                     -B22-

                  (2) Joint Pensioner Option. Except with respect to a Disability Pension, a Participant may elect to receive a reduced pension payable for him during his lifetime and on and after the date his pension hereunder is to begin, and after his death, to have a pension payable during the surviving lifetime of and for a natural person (for purposes of this Section 4.7 called his "Joint Pensioner") designated by the Participant for such purposes at the same reduced rate payable to the Participant or (if elected by the Participant) at any percentage of the reduced rate payable to the Participant; provided, however, that such percentage shall be no less than 50 percent and further provided that the value at the date the pension is to begin of the monthly benefit payable to the Participant (unless the Joint Pensioner is his Spouse) shall be more than 50% of the aggregate value of the joint and survivor benefit. Pension payments for the Joint Pensioner shall begin with the first day of the Month after the Month in which the Participant dies, provided his death does not void this option as provided in Section 4.7(c), and provided the Joint Pensioner is living on such day, and the last monthly payment for her shall be payable on the first day of the Month in which she dies. If a Participant's Joint Pensioner dies before the Participant's Pension Commencement Date, the election shall be of no effect and the Participant shall be treated the same as though he had not elected an option pursuant to this Section 4.7(a)(2). If a Participant's Joint Pensioner dies on or after the Participant's Pension Commencement Date and while the Participant is living, the option elected shall continue in force and the Participant's reduced pension will not be increased thereby.

                  (3) Automatic Qualified Joint and Survivor Annuity Benefit.
(A) A Participant who is eligible for a Normal Retirement Pension, an Early Retirement Pension, or a Special Early Retirement Pension and who has a Spouse shall be deemed to have automatically elected the Joint Pensioner Option provided for in Section 4.7(a)(2) with such Spouse as his Joint Pensioner (herein together with the benefit described in Section 4.7(a)(3)(B) below called the "Automatic Qualified Joint and Survivor Annuity Benefit" which is a pension payable during the surviving lifetime of his Spouse to whom the Participant was married on his Pension Commencement Date at the rate of 50% of the reduced pension payable during the joint lives of the Participant and his Spouse, unless the context otherwise requires) unless he specifically rejects such option during the election period provided for in Section 4.8. The Participant or his Spouse must furnish evidence satisfactory to the Committee of his marriage to his Spouse and of their dates of birth. The Automatic Qualified Joint and Survivor Annuity Benefit, in cases of Participants other than Delta Mill Employees, which first became payable on or after June 1, 1978, shall be a reduced pension paid to the Participant during his lifetime equal to the amount which would have been payable to him under a Joint Pensioner Option as provided in Section 4.7(a)(2), with 50 percent of such amount being payable to his surviving Spouse during her lifetime. The survivor benefit payable to the surviving Spouse of such a Participant shall be a monthly benefit for the further lifetime of such surviving Spouse equal to 50 percent of such a Participant's reduced monthly pension as so determined. Notwithstanding the foregoing, the Automatic Qualified Joint and Survivor Annuity Benefit payable with respect to Delta Mill Employees and with respect to other Employees in cases where the benefit was first payable prior to June 1, 1978, shall be a pension paid to the Participant in an amount determined by multiplying the monthly pension otherwise payable to him by 95 percent, provided that such percentage shall be increased by one-half of one percent (1/2 percent) (up to a maximum of 100 percent) for each 12 Months in excess of five years that the Spouse's age is greater than the Participant's age and shall be decreased one-half of one percent (1/2 percent) for each 12 Months


                                     -B23-
in excess of five years that the Spouse's age is less than the Participant's age. The survivor benefit payable to the surviving Spouse of a Participant covered by the preceding sentence who is deemed to have made an election under this Section 4.7(a)(3)(A), and who dies after such election becomes effective, shall be a monthly benefit for the further lifetime of such surviving Spouse equal to 55 percent of the amount of such Participant's monthly pension as so determined.

            (B) A Participant who is eligible to receive a Deferred Vested Pension and who has a Spouse shall be deemed to have automatically elected the joint pensioner option provided for in Section 4.7(a)(2) with such Spouse as his Joint Pensioner unless he specifically rejects such option during the election period for this option provided for in Section 4.8. The Participant or his Spouse must furnish evidence satisfactory to the Committee of his marriage to his Spouse and of their dates of birth. The Automatic Qualified Joint and Survivor Annuity Benefit payable to a Deferred Vested Pensioner shall be a reduced pension as provided in Section 4.7(a)(2), with 50 percent of such amount payable to his surviving Spouse during her lifetime. The survivor benefit payable to the surviving Spouse of such a Participant shall be a monthly benefit for the further lifetime of such surviving Spouse equal to 50% of such a Participant's reduced monthly pension as so determined.

                  (b) Election of Options. This Section 4.7(b) shall not apply to the Automatic Qualified Joint and Survivor Annuity Benefit. An election of an option or options under this Section 4.7 may be made (and may be rescinded), and the Participant's Joint Pensioner and the portion of the Participant's reduced pension to be paid after his death to his Joint Pensioner may be designated (and such designations may be changed), solely by an instrument (in form acceptable to the Committee) signed by the Participant and filed with the Committee while he is living and before his pension hereunder is to begin. Except to the extent otherwise provided in this Section 4.7 or required by law, the consent of any person other than the Participant to any rescission or change in an option or the terms thereof or to a change in the Participant's Joint Pensioner shall not be required.

                  (c) Other Terms of Options. The time for the commencement of pension payments for the Participant shall not be affected by the election of a joint pensioner option (which term for this purpose includes the Automatic Qualified Joint and Survivor Annuity Benefit). If a Participant duly elects (or is, pursuant to Section 4.7(a)(3), deemed to have elected) a joint pensioner option under Section 4.7(a)(2), and dies before his Pension Commencement Date, the election shall be of no effect and the Participant shall be treated the same as though he had not elected such option. Instead of any other benefit that would otherwise be payable for a Participant pursuant to any other Section of this Schedule B, if a Participant duly elects (or is, pursuant to Section 4.7(a)(3), deemed to have elected) a joint pensioner option under Section 4.7(a)(2), and dies on or after his Pension Commencement Date, the election of such option shall not be voided by his death and benefit payments shall be made to his Beneficiary pursuant to the option elected as if the Participant's pension hereunder had begun in the Month before the Month in which he died.

                  (d) Limitation on Options. Notwithstanding any other provision of this Section 4.7, a Participant's election of an option provided for in or permitted by this Section 4.7 shall not become effective unless the present value of the payments expected to be made to him


                                     -B24-
hereunder is more than 50 percent of the present value of the total of the payments expected to be made hereunder to him and his Beneficiaries, but this limitation shall not apply to the joint pensioner option provided for in Section 4.7(a)(2) if the Participant's Spouse is the Participant's Joint Pensioner. Such present values shall be determined by the Actuary as of the date the Participant's pension hereunder begins (or, if earlier, the date which is one month before the Participant's death), using actuarial assumptions that are not inconsistent with those that would be used in determining the amount of the reduction in the Participant's pension hereunder if the option he elected or attempted to elect had become effective.

                  (e) Any Committee rules with respect to optional forms of benefits may be changed by the Committee from time to time, but they shall be uniform in their application to all Participants who are similarly situated.

                  4.7A Small Lump Sum Option. If, following a Participant's termination of employment with the Controlled Group, the lump sum amount that is the Actuarial Equivalent of the Participant's vested accrued pension does not exceed $10,000 (as adjusted annually commencing with the Plan Year beginning June 1, 1986 by the percentage increase or decrease in the maximum annual benefit guaranteed by the Pension Benefit Guaranty Corporation), such lump sum amount may, subject to applicable law and regulations, with the written consent of the Participant, and with the written consent of his Spouse, if any, meeting the requirements of Section 4.8 below filed with the Committee, be paid to the Participant in lieu of all other benefits, to the recipient before his pension benefit would otherwise commence under the Plan. To the extent required by regulations, the Participant will be provided with the option of receiving an immediate single life annuity if unmarried or an immediate 50% Qualified Joint and Survivor Annuity if married, which shall be computed by converting the lump sum value otherwise payable under this Section 4.7A to an immediate single life annuity for the Participant's life using the same actuarial assumptions as used to determine the lump sum, and if applicable, by converting such single life annuity to an immediate 50% Qualified Joint and Survivor Annuity using the basis set forth in the first paragraph of Exhibit A.

                  4.8 Participant Elections. (a) The Committee in accordance with applicable law and regulations shall deliver to each Participant, not less than 30 days and not more than 90 days before his Pension Commencement Date, a written explanation of:

                  (i) the terms and conditions of the forms of payment available, including the Automatic Qualified Joint and Survivor Annuity Benefit;

                  (ii) The Participant's right to make, and the effect of, an election to waive the Automatic Qualified Joint and Survivor Annuity Benefit;

                  (iii) the rights of the Participant's Spouse;

                  (iv) the right to make, and the effect of, a revocation of an election to waive the Automatic Qualified Joint and Survivor Annuity Benefit; and

                  (v) and all other matters that may be required by applicable law.


                                     -B25-

                  (b) A Participant's election of a form of benefit payment, including a waiver of the Automatic Qualified Joint and Survivor Annuity Benefit, and any revocation of such waiver, may be made solely by an instrument (in form acceptable to the Committee) signed by the Participant and filed with the Committee during the 90-day period ending on his Pension Commencement Date. Any election to waive the Automatic Qualified Joint and Survivor Annuity Benefit, and to elect any other option and the designation of the Joint Pensioner or other Beneficiary under such option (unless the Joint Pensioner or Beneficiary designated is the Participant's Spouse), must be consented to by the Participant's Spouse in writing, and such consent must be witnessed by a Plan representative or notary public. Any such consent shall not be required if the Participant establishes to the satisfaction of a plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located.

                  4.9 Special Age 65 Benefit. A former Delta Mill Employee receiving benefits pursuant to Section 3.2 or Section 3.3 or a surviving Spouse of a Delta Mill Employee receiving a benefit pursuant to Sections 3.6, 4.7(a)(2) or 4.7(a)(3) (other than the surviving Spouse of a former Delta Mill Employee who received or was entitled to receive a Deferred Vested Pension pursuant to
Section 3.4) who is age 65 or over, shall be entitled to a monthly supplemental retirement benefit of $5.30 in addition to the benefit payable under Section 3.2 or Section 3.3. Such supplemental benefit (1) shall be payable in the same manner as a Normal Retirement Pension or Early Retirement Pension, and (2) shall, together with any supplemental retirement benefit payable under Section
4.8 of the Pre-2000 Restatement Plan, be disregarded in computing the amount of any benefit otherwise payable to a former Delta Mill Employee's surviving Spouse pursuant to Sections 3.6, 4.7(a)(2) or 4.7(a)(3) or in determining the amount of his reduced pension under any of the provisions of Section 4.7.

                  4.10 Death Benefit for Certain Employees Who Die Prior to Age
55. The death benefit provided in Section 3.9 shall be a monthly amount equal to 50 percent of the monthly benefit that would have been payable on a single life annuity basis to the Participant, commencing at age 55 if he had retired at age 55 with Years of Benefit Service equal to his actual Years of Benefit Service plus the Years of Benefit Service he would have earned up to age 55 if he had been regularly scheduled to work at least 40 hours per week until age 55 and had been actively employed as a Covered Employee between the date of his death and the fifty-fifth anniversary of his birth and shall be payable to the surviving Spouse until the earlier of her death, attainment of age 60 or remarriage.

                  4.11 Death Benefit for Certain Participants Who Commence Disability Pension Prior to Age 55. The death benefit provided in Section 3.10 shall be a monthly amount equal to (a) the greater of 25 percent of the monthly benefit that was paid to the Disability Pensioner just prior to his death or (b) the benefit provided under Section 4.6(a)(2). If the benefit provided under clause (a) of the immediately preceding sentence is greater than the benefit provided under Section 4.6(a)(2), the surviving Spouse will receive such benefit until such benefit is no longer greater than the benefit described under Section 4.6(a)(2) or the earlier of the surviving Spouse's death, attainment of age 60 or remarriage. Upon remarriage or attainment of age 60, the surviving Spouse shall receive the benefit described under Section 4.6(a)(2) for his or her life.


                                     -B26-

                  4.12 Increased Pre-Retirement Death Surviving Spouse Pension for Certain Employees Who Die Prior to Age 65. In the event of the death of a Covered Employee of the Company, other than a Delta Mill Employee and other than a Covered Employee whose principal place of employment is at the Company's Hampton Plant or at its Tucson Plant, who shall not have attained the age of 65, who shall have at least 30 Years of Vesting Service at the time of his death, and who shall leave a Spouse surviving him, notwithstanding the provisions of
Section 4.6 or other provisions of the Plan taken into account in determining the amount of such benefit, the Pre-Retirement Death Surviving Spouse Pension such Spouse is entitled to pursuant to Section 3.6 payable to such Spouse as described in Section 4.6 shall be computed by applying no early commencement reduction (as provided in Section 4.7(a)(1)) if the Participant had attained at least age 61 and 11 months before his death, or would have (if he had survived) attained age 62 on or before the date as of which such Pre-Retirement Death Surviving Spouse Pension commences, and if the Participant had not attained at least age 61 and 11 months before his death, or would have (if he had survived) attained age 62 on or before the date as of which the Pre-Retirement Death Surviving Spouse Pension to which his Spouse is entitled pursuant to Section 3.6 commences, the Pre-Retirement Death Surviving Spouse Pension such Spouse is entitled to pursuant to Section 3.6 payable to such Spouse as described in
Section 4.6 shall, solely for purposes of applying the reduction for commencement of such benefit prior to the date the Participant would have attained age 65, be computed by applying no early commencement reduction (as provided in Section 4.7(a)(1)) with respect to the period after the date on which the Participant would have (if he had survived) attained age 62. For purposes of this Section 4.11 only, the following shall apply: "Company's Tucson Plant" means a Tucson plant of Brush Wellman Inc., Brush Ceramic Products Inc., or Zentrix Technologies Inc.; "Company's Hampton Plant" means the Hampton plant of Brush Wellman Inc.; "Covered Employee of the Company" means a Covered Employee of Brush Wellman Inc. or an Employer, but only with respect to periods a business organization was an Employer and only with respect to an Employee of the Employer who otherwise meets the requirements to be a Covered Employee described in Section 1.1(5).

                  4.13 Newburyport Employees. Notwithstanding any other provision of the Plan to the contrary, for all purposes under this Schedule B except Section 1.1(5), employment at or service at the Company's Newburyport, Massachusetts Ceramics Division shall be deemed employment at or service at the Company's Tucson Plant, and all provisions of this Schedule B with respect to employment at or service at the Company's Tucson Plant shall be construed and applied accordingly. For purposes of this Section 4.12 only, the following shall apply: "Company's Newburyport, Massachusetts Ceramics Division" means a Newburyport, Massachusetts Ceramics Division of Brush Wellman Inc. or Zentrix Technologies Inc.; and "Company's Tucson Plant" means a Tucson plant of Brush Wellman Inc., Brush Ceramic Products Inc., or Zentrix Technologies Inc.


                                     -B27-

ARTICLE V. - VARIOUS PROVISIONS CONCERNING PENSIONS

                  5.1 Application for Pensions. (a) A Participant eligible to receive a pension under the Plan if he were to terminate his employment with the Controlled Group and who wishes to terminate his said employment, and any Pensioner who is eligible for but is not receiving a pension, shall obtain a form of application for that purpose from his Employer or former Employer and shall sign and file with the Administrative Committee his application on such form, furnishing such information as the Administrative Committee may reasonably require, including satisfactory proof of his Age and that of his Beneficiary (if any) and any authority in writing that the Administrative Committee may request authorizing it to obtain pertinent information, certificates, transcripts and/or other records from any public office. An application for a Deferred Vested Pension may not be filed more than 90 days before such pension is to begin.

                  (b) Except as otherwise provided in Article III or IV, (1) no pension shall be payable hereunder for a Participant if he dies before any benefit hereunder has been paid or distributed to him, and (2) a Pensioner's pension hereunder shall not begin until he files an application for such pension pursuant to Section 5.1(a), but if his application is filed pursuant to Section 5.1(a) after his Normal Retirement Date and before his death, full payment of his pension under the Plan, retroactive to his Normal Retirement Date, shall be made to or for him (without interest) within 60 days after such application is filed. If an application for a pension is not filed by a Pensioner eligible therefor within four years after his Normal Retirement Date, the Administrative Committee shall mail (by certified or registered mail) to such pensioner at his last known address a reminder that he is eligible for such pension and an application therefor. If such application is not filed with the Committee in accordance with the provisions of the Plan within 180 days after it is so mailed to such Pensioner, his pension shall be forfeited; provided, however, that upon the subsequent filing of an application for such pension by such Pensioner, such pension shall be reinstated retroactive to his Normal Retirement Date (in accordance with the provisions of the first sentence of this subsection (b) and shall commence within 60 days after such application is filed.

                  5.1A Commencement and Duration of Pensions. (a) A Pensioner's Normal Retirement Pension shall begin on the first of the Month after his Retirement.

                  (b) A Pensioner's Early Retirement Pension, Special Early Retirement Pension or Deferred Vested Pension shall begin on the first of the Month after his Normal Retirement Date unless he elects, in accordance with
Section 4.7(a)(1), to have such pension begin earlier, in a reduced amount if applicable.

                  (c) Except as otherwise provided in the Plan, after a Pensioner's Normal Retirement, Early Retirement, Special Early Retirement or Deferred Vested Pension has begun as provided in this Section 5.1A or in Section 4.7(a)(1), it shall, except as otherwise provided in the Plan, continue during his remaining lifetime, the last monthly payment of such pension being payable on the first of the Month in which he dies.

                  (d) A Pensioner's Disability Pension shall begin as of the first of the Month after at least five consecutive Months shall have elapsed since the date on which his


                                     -B28-

                  Permanent Total Disability began, provided a written application for a Disability Pension is received within six months after the termination of the Participant's employment with the Controlled Group. Such pension shall not be paid before the physician or clinic selected by the Company shall have found (in the manner set forth in Section 3.5) and certified to the Committee that such Pensioner is Permanently and Totally Disabled and that such disability has existed continuously for a period of five consecutive Months or more. After such pension begins it shall continue until the Pensioner dies but shall stop forthwith if the Pensioner ceases to be Permanently and Totally Disabled, if he reaches his Normal Retirement Date or he elects commencement of an Early Retirement Pension for which he is eligible. A person who shall refuse to submit to any medical examination required under this Schedule B shall not be entitled to receive any Disability Pension for so long as he refuses to submit to such examination. If a Pensioner's Disability Pension ceases for a reason other than his death, he may elect any Normal Retirement, Early Retirement or Deferred Vested Pension for which he also qualified on his Retirement. In determining the amount of any such Early Retirement or Deferred Vested Pension, no deductions or adjustments shall be made on account of the Disability Pension payments received by him before such recovery.

                  5.2 Payment of Pensions. (a) Except as otherwise provided in the Plan, the pension hereunder for each Pensioner or Beneficiary shall be paid monthly on the first of each Month for which his or her pension is payable, but no pension shall be payable for a Pensioner or Beneficiary unless he or she is living on the date his or her pension is to begin. No interest shall be due on any pension payment by reason of the fact that it is not paid on or before the date it is payable.

                  (b) A Participant whose employment with the Controlled Group has terminated at a time when the Participant has less than 5 Years of Vesting Service shall be deemed to have received a distribution of his entire accrued benefit under this Schedule B on the date his employment with the Controlled Group terminates. Anything in the Plan to the contrary notwithstanding, if the accrued benefit of a Participant who is reemployed by a Controlled Group Member was deemed distributed as of the date his employment with the Controlled Group terminated pursuant to this Section 5.2(b) or Section 10.2(3) (Coverage and Participation), his Years of Benefit Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment with the Controlled Group occurring after such reemployment; provided, however, that if such Participant is reemployed as a Covered Employee not later than the occurrence of 5 consecutive 1-Year Breaks in Service after the date his employment with the Controlled Group terminated, such Participant shall be deemed to have repaid the full amount of his deemed distribution and his Years of Benefit Service shall be recredited to him hereunder.

                  (c) If an Employee or former Employee is employed by a Controlled Group Member on or after he has attained his Normal Retirement Date, no pension payment under this Schedule B shall be made for him for any Month the end of which occurs after he attains his Normal Retirement Date if (i) he is so employed during such Month, (ii) he completes at least 40 Hours of Service during such Month and (iii) he has been given such notice of suspension of benefits as may be required by applicable law. For a person who is employed as


                                     -B29-
an Employee after April 30, 2001, notwithstanding the foregoing provisions of this Section 5.2(c), this Section 5.2(c) shall not apply upon reemployment of a Participant, provision for which is made in Section 5.5.

                  (d) For a person who is employed as an Employee after April 30, 2001, the following shall apply: If a Participant who is reemployed by a Controlled Group Member has received a lump sum payment of his Accrued Benefit for any period of his employment with the Controlled Group prior to such reemployment, his Years of Benefit Service credited to him during such period of employment shall be recredited and considered in determining his regular pension in accordance with Section 4.1(c). Anything in the Plan to the contrary notwithstanding, if a Participant who is reemployed has received a lump sum payment of his accrued benefit for any period of employment and receives Years of Benefit Service upon reemployment for the period of employment for which he received the lump sum payment, the regular pension of the Participant shall be reduced (dollar for dollar) by the monthly amount of the Accrued Benefit with respect to which the lump sum payment was made.

                  5.2A Deduction of Other Benefits. There shall be no duplication as to any benefits attributable to contributions of an Employer payable under this Schedule B with respect to any Participant and any pension or similar benefit payable with respect to him under any other pension, annuity or welfare plan (or any similar plan), including without limitation any predecessor plan, maintained, or contributed to by any Employer, Controlled Group Member or any predecessor thereof, the amount of which is based in whole or in part on the same period of his employment with any Employer, any Controlled Group Member or any predecessor thereof or under any other benefit program (other than Social Security) payable with respect to him under any federal or state law the cost of which is borne directly or indirectly (through employer contributions, premiums, taxes or otherwise) by a Controlled Group Member including (but not limited to) workers' compensation and weekly indemnity insurance; and any such benefits shall be deducted from benefits otherwise payable with respect to him under this Schedule B (as determined by the Committee) to prevent any such duplication except to the extent that benefits payable with respect to him under such other plan or under such law are appropriately reduced or are stated or clearly intended to be in addition to benefits under this Schedule B or deducted from benefits payable under any other plan of any other Employer or other Controlled Group Member or predecessor thereof, provided, however, that no deduction shall be made in respect of unemployment compensation from the benefit of any Pensioner who shall have been employed by a Controlled Group Member on or after June 1, 1985. Except as otherwise provided in Section 5.1A(d), no pension or other benefit shall be paid for any Participant under more than one section of this Schedule B for the same period of time, based on the same period of employment. For purposes of this Section 5.2A, each Schedule shall be deemed to be a "plan."

                  If the benefits so deductible are stated as a specified amount per week for a designated calendar period, then the monthly amount of such benefits shall, for the purposes of this Section, be deemed to be 4-1/3 times such weekly amount.

                  Any lump sum payment which is in lieu of a definite, known amount of periodic payments of any such deductible benefits shall be deducted in the manner that would be applicable if such benefit had been paid at such periodic intervals, but the aggregate of the amount so deducted for such lump sum payment shall not exceed the amount of such lump sum


                                     -B30-
payment. The deduction of any other lump sum payment of such deductible benefits shall be prorated on a monthly basis from the date of payment thereof, after taking into account any other benefits otherwise payable to such Participant.

                  If a Participant receives a pension under the Plan during any period for which he later shall receive deductible benefits of the type referred to in this Section 5.2A, the amount of such previous pension payments shall be reimbursed to the Trust Fund upon payment of such deductible benefits applicable to such past period, but not in an amount exceeding the amount of such benefits which would have been deductible under this Section 5.2A if they had been paid at the beginning of, or periodically during, the period for which they were paid.

                  5.3 Transfers To and From Plan Coverage. (a) Upon the transfer of a Covered Employee to other employment with the Controlled Group (or upon an amendment to the Plan) which results in the Employee ceasing to be a Covered Employee, his Years of Benefit Service shall be frozen as of the date of such transfer or such amendment and, subject to the provisions of Section 5.2A, if at the time his employment with the Controlled Group is terminated he satisfies the eligibility requirements for any pension under the terms of this Schedule B then in effect, such Employee (or his Beneficiary, if applicable) shall be entitled to receive such pension under this Schedule B, based upon his frozen Years of Benefit Service under this Schedule B and calculated and payable in accordance with the provisions of this Schedule B in effect on the date his employment so terminates; provided, however, that no pension shall be paid under this Schedule B for any Employee who, on or before June 1, 1981, ceased to be a Covered Employee (and did not thereafter become a Covered Employee) and became a participant under the Brush Wellman Inc. Pension Plan for Exempt Salaried Employees (which, as subsequently amended from time to time prior to June 1, 2000, is hereinafter in this Section referred to as the "Salaried Plan"), who on the date his employment with the Controlled Group is terminated was eligible for a pension under the Salaried Plan or is eligible for a pension under Schedule A, and whose pension under the Salaried Plan or Schedule A commences (or is paid in a lump sum) on or after June 1, 1982; and provided further that no pension shall be paid under this Schedule B to any former Employee (or his Beneficiary) who, on May 31, 1982, was receiving a pension under the Pre-2000 Restatement Plan and under the Salaried Plan.

                  (b) Upon the transfer of an Employee, who ceased to be a Covered Employee and became a Participant under the Salaried Plan on or before June 1, 1981, from other employment with the Controlled Group (or upon an amendment to the Plan) which results in the Employee becoming a Covered Employee, such Employee's period of employment as a Covered Employee prior to June 1, 1981 shall not be counted as Years of Benefit Service under this Schedule B.

                  5.4 Reemployment of Pensioners. (a) For a person who is not employed as an Employee after April 30, 2001, the following shall apply:

            If a Pensioner is reemployed by a Controlled Group Member before his Normal Retirement Date and is receiving compensation for work currently being performed, (1) pension payments to him, if any, shall not be paid for any month on the first day of which he is an Employee and during which he completes 40 Hours of Service, provided that, no


                                     -B31-
      pension payment shall not be paid pursuant to this Section 5.4(a) unless he has been given such notice of such suspension, if any, as may be required by applicable law, (2) he shall be recredited for the Years of Benefit Service and the Years of Vesting Service he had at the time of the termination of his employment with the Controlled Group which made him eligible to receive a pension under the Pre-2000 Restatement Plan or this Schedule B (hereinafter in this Section 5.4(a) referred to as "original termination of employment"), and (3) upon subsequent termination of his employment, he shall be entitled to a pension in accordance with Section 4.1(c) if he then meets the requirements for a pension under this Schedule B; provided, however, that (A) the pension payable upon his subsequent termination of employment with respect to his period of employment with the Controlled Group prior to his original termination of employment shall not be less than it would have been if he had not been so reemployed, (B) in the case of a Pensioner who has completed two or more periods of employment with the Controlled Group, his benefits shall be calculated separately for each such period based on the benefit rate effective with respect to him under the provisions of the Pre-2000 Restatement Plan or this Schedule B, as applicable, as of his last day of employment during each such period, and (C) if his pension, other than a Disability Pension, commenced before such reemployment, there shall be deducted from the amount of his new monthly pension during the period it is paid to him the quotient obtained by dividing the total amount of pension payments previously paid to or for the Participant from the Trust Fund by the number of months of his remaining life expectancy (as of the date his pension again commences after his subsequent termination of employment) as determined in accordance with the mortality table set forth in Exhibit A.

                  (b) For a person who is employed as an Employee after April 30, 2001, the following shall apply:

                        (1) If a Participant is reemployed by a Controlled Group Member, no pension payments under this Schedule B shall be made for any Month beginning with the Month during which the Participant is credited with a "Year of Reemployment Service" if (i) on the first day of the Month he is an Employee (ii) he completes at least 40 Hours of Service during such Month and (iii) if his Normal Retirement Date has occurred, he has been given such notice of suspension of benefits, if any, as may be required by applicable law.

                        For purposes of this Section 5.4(b)(1), a Participant shall be credited with a "Year of Reemployment Service" on any anniversary of his Reemployment Commencement Date if he is credited with 1000 Hours of Service during the 12-month period beginning on the immediately preceding anniversary date.

                        (2) Without limitation of Section 5.4(b)(1): Any additional amount of pension earned by a Participant who is reemployed by a Controlled Group Member after the Participant's reemployment shall be paid only after the Participant's subsequent termination of employment from the Controlled Group, except that if the Participant's Normal Retirement Date has occurred any such additional amount of pension shall, subject to all other requirements of the Plan applicable to the commencement, duration and form of pension payments, be payable for any Month, the


                                     -B32-
      end of which occurs after he attains his Normal Retirement Date, unless
      (A) he is so employed during such Month, (B) he completes at least 40 Hours of Service during such Month and (C) he has been given such notice of suspension of benefits, if any, as may be required by applicable law. Upon the subsequent termination of employment from the Controlled Group by a reemployed Participant, he shall be entitled to a pension in accordance with Section 4.1(c) if he then meets the requirements for a pension under this Schedule B; provided, however, that if a Participant whose pension payments have not been paid in accordance with the provisions of Section 5.4(b)(1) becomes entitled to have his pension resume, the pension previously commenced and then ceased shall resume in the same amount and form in effect prior to the cessation and (a) if the prior pension commencement occurred prior to the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first terminated employment, and (b) if the prior pension commenced after the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be paid in the same form as the payments that were previously commenced.


                                     -B33-

                                    EXHIBIT A
                                       TO
                                   SCHEDULE B

                                       OF

                  BRUSH ENGINEERED MATERIALS INC. PENSION PLAN
                           (June 1, 2000 Restatement)

                  For other than a benefit payable in a lump sum or deemed to be payable in a lump sum: a benefit of equivalent actuarial value to the monthly benefit payable in the single life only form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, when computed on the basis of the actuarial factors and assumptions based upon the Projected Annuity Mortality Table (a table prepared by The Wyatt Company from the unadjusted mortality rates used in constructing the published GA-1951 Mortality Table for males projected 14 years by Scale C and set back five years for females) at 5 1/2% interest adjusted to a unisex basis for a participant population deemed to be 80% male and 20% female; provided, however, that with respect only to benefits commencing after January 1, 1999, equivalent actuarial value for purposes of the joint and survivor reductions provided for in Section 4.7(a)(2) and Section 4.7A shall be computed on the basis of the 1983 Group Annuity Mortality Table at 7% interest adjusted to a unisex basis for an 80% male and 20% female participant population and a complimentary 20% male and 80% female contingent annuitant population, and provided that the application of this proviso shall not result in a benefit payable that is less than the amount payable without regard to this proviso with respect to the benefit accrued prior to January 1, 1999.

                  For a benefit payable in a lump sum or deemed to be payable in a lump sum: a benefit of equivalent actuarial value (1) to the monthly benefit payable in the single life only form commencing as of the first day of the calendar month following the Participant's Normal Retirement Date (or if the first day of the month following the Participant's Normal Retirement Date has already occurred, the first day of the calendar month on which the pension would commence as a monthly benefit in the absence of the lump sum payment), or (2) if the Participant has attained the age and met the service requirements for immediate commencement of a monthly benefit, other than a monthly benefit payable because of the provisions of Section 4.7A, to the monthly benefit payable in the normal (single life only) form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, if the application of this clause (2) produces a larger lump sum payment than the application of clause (1); in either case, when computed on the basis of the "applicable mortality table" and "applicable interest rate" where the "applicable mortality table" for this purpose means the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code as in effect on the date of distribution and the "applicable interest rate" for this purpose means the annual rate of interest for purposes of Section 417(e)(3) of the Internal Revenue Code using the Plan Year as the stability period and the second calendar month preceding the first day of the Plan Year as the lookback month in accordance with Treasury Regulation Section 1.417(e) - 1(d)(4).


                                     -B34-

                                   SCHEDULE BI

                 COVERED PLANTS, LOCATIONS, OPERATING UNITS AND
                          CLASSIFICATIONS OF EMPLOYEES

                  This Schedule BI lists all covered plants, locations, operating units, and classifications of employees (to which coverage under this Schedule has been extended), and the later of the effective date of this Schedule BI or the effective date of coverage.

         Plant, Location, Operating Unit,                      Later of the Effective Date of this Schedule BI or
          or Classification of Employees                                      the Date of Coverage
         --------------------------------                      --------------------------------------------------
All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Tucson, Arizona

All Brush Ceramic Products Inc. plants and                                       January 1, 2001
locations in Tucson, Arizona

All Zentrix Technologies Inc. plants and locations                               January 1, 2001
in Tucson, Arizona

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Delta, Utah

All Brush Resources Inc. plants and locations in                                 January 1, 2001
Delta, Utah

All Brush Wellman Inc. mining facilities in Juab                                November 1, 1996
County, Utah

All Brush Resources Inc. mining facilities in Juab                               January 1, 2001
County, Utah

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Cleveland, Ohio

All BEM Services, Inc. locations                                                 January 1, 2001

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Elmore, Ohio

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Shoemakersville, Pennsylvania


                                     -B35-

         Plant, Location, Operating Unit,                      Later of the Effective Date of this Schedule BI or
          or Classification of Employees                                      the Date of Coverage
         --------------------------------                      --------------------------------------------------
All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Fremont, California

All Brush Wellman Inc. warehouses in Fairfield,                                 November 1, 1996
New Jersey

All Brush Wellman Inc. warehouses in Warren,                                    November 1, 1996
Michigan

All Brush Wellman Inc. warehouses in Elmhurst,                                  November 1, 1996
Illinois

All Brush Wellman Inc. warehouses in Torrance,                                  November 1, 1996
California

All Brush Wellman Inc. plants and locations in                                  November 1, 1996
Newburyport, Massachusetts

All Zentrix Technologies Inc. plants and locations                               January 1, 2001
in Newburyport, Massachusetts

The Brush Wellman Inc. facility located at 7375                                  January 1, 2002
Industrial Parkway, Lorain, Ohio

All field sales employees of Brush Wellman Inc.                                 November 1, 1996
assigned to any of the foregoing plants,
locations, or warehouses

All field sales employees assigned to any of the                                 January 1, 2001
foregoing plants, locations, or warehouses

All field sales employees assigned to any of the                                 January 1, 2002
foregoing plants, locations, warehouses, or
facility.


                                     -B36-

                                   SCHEDULE C

           SALARIED AND HOURLY EMPLOYEES OF TECHNICAL MATERIALS, INC.

ARTICLE I. - SPECIAL DEFINITIONS

                  1.1 Definitions. The following terms when used in this Schedule C with initial capital letters shall have the following respective meanings unless the context clearly indicates otherwise:

                  (1) Accrued Benefit: An amount, determined as of any specified date on or before Normal Retirement Date that is equal to the normal retirement benefit as determined under Section 3.2, calculated on the basis of the Participant's Final Average Monthly Pay as of the specified date, as if such date were his Qualifying Employment Severance Date, and multiplied by a fraction, the numerator of which is the number of his years of Benefit Service accumulated to such date and the denominator of which is the number of years of Benefit Service that he would have if he continued in the employment of the Employer until his Normal Retirement Date.

                  (2) Actuarial Equivalent: A benefit that has a value equal to the benefit or benefits otherwise payable, as determined pursuant to the provisions of Article VI.

                  (3) Age: A person's "Age" at any time shall be his age on the then most recent anniversary of his date of birth.

                  (4) Beneficiary: A Participant's Death Beneficiary, his Spouse or any other person (other than such Participant) who is or becomes entitled under this Schedule C, or under an option or options permitted by the terms of this Schedule C, to receive any part or all of a pension or other benefit payable with respect to such Participant.

                  (4A) Controlled Group: "Controlled Group" and "Controlled Group Member" shall have the respective definitions ascribed to such terms set forth in Section 1.1(7) of Article I - (Definitions and Interpretation), except that the Employer shall be substituted for the Company for purposes of such definitions with respect to periods prior to June 1, 2000.

                  (5) Covered Employee: An Hourly Covered Employee or a Salaried Covered Employee, but excluding any leased employee as such term is defined in
Section 6.20 (Provision Pursuant to Internal Revenue Code Section 414(n)), and any person who is not treated by the Employer as an employee for purposes of
Section 3401 of the Internal Revenue Code (without regard to any determination other than by the Employer that such person is or is not an employee for purposes of Section 3401 of the Internal Revenue Code and without regard to any retroactive treatment by the Employer of such person as an employee for purposes of Section 3401 of the Internal Revenue Code).


                                      -C1-

                  (A) Hourly Covered Employee: An Employee of an Employer who is employed on an hourly-rate basis (as distinguished from a salaried basis) but excluding any such Employee within a collective bargaining unit covered by a collective bargaining agreement with any Employer pursuant to which the Employer is required to make contributions to another pension, retirement profit sharing, annuity or similar retirement plan or arrangement for employees in such unit unless the collective bargaining representative for Employees in such unit and the Employer agree that this exclusion shall not apply to employees in such unit.

                  (B) Salaried Covered Employee: An Employee of an Employer who receives his regular compensation on a salary basis or on a salary and commission basis but excluding any such Employee within a collective bargaining unit covered by a collective bargaining agreement with any Employer pursuant to which the Employer is required to make contributions under another Schedule or to another pension, retirement profit sharing, annuity or similar retirement plan or arrangement for employees in such unit unless the collective bargaining representative for Employees in such unit and the Employer agree that this exclusion shall not apply to employees in such unit.

                  (6) Death Beneficiary: (a) A Participant's Death Beneficiary shall be his Spouse if such Spouse survives him, and if such Spouse's death occurs after the Participant's death, the Participant's Death Beneficiary shall be such Spouse's estate.

                  (b) If a Participant has no Spouse at the time of his death or his Spouse consents (in the manner hereinafter described in this paragraph (b)) to the designation hereinafter provided for in this paragraph (b), his Death Beneficiary shall be such person or persons (other than, or in addition to, his Spouse in the case of a married Participant) as may be designated by a Participant as his death beneficiary or contingent death beneficiary under the Plan. Such a designation may be made, revoked or changed only by an instrument (in a form acceptable to the Committee) which is signed by the Participant, which, if he has a Spouse, includes his Spouse's written consent to the action to be taken pursuant to such instrument (unless such action results in the Spouse being named as the Participant's sole Death Beneficiary), and which is filed with the Committee before the Participant's death. A Spouse's written consent required by this paragraph (b) shall be signed by the Spouse, shall acknowledge the effect of such consent, shall be witnessed by any person designated by the Committee as a Plan representative or by a notary public and shall be effective only with respect to such Spouse. A person designated by a Participant as a Death Beneficiary who ceases to exist shall not be entitled to any payment thereafter to be made to the Participant's Death Beneficiary; provided, however, that if a Participant's designation includes his Spouse, such Spouse's death occurs after the Participant's death and such designation does not provide that payments otherwise to be made to the Spouse shall be made to some other person or persons after such Spouse's death, such payments shall be made to the Spouse's estate. At any time when all the persons designated by the Participant as his Death Beneficiary have ceased to exist, his Death Beneficiary shall be his Spouse or, if he


                                      -C2-
does not then have a Spouse (and his Spouse's estate is not entitled to payments pursuant to the provisions of the immediately preceding sentence), such relative or relatives of the Participant (by blood, marriage or adoption) and in such proportions as the Committee may select, or, in the discretion of the Committee, the Participant's estate.

                  (c) If a Participant has no Spouse and he has not made an effective Death Beneficiary designation pursuant to paragraph (b) above, his Death Beneficiary shall be determined by the Committee as provided in the last sentence of such paragraph (b).

                  (7) Earnings: (A) For an Hourly Covered Employee, "Earnings" shall mean all nondeferred compensation (before withholdings and deductions for taxes or other purposes) paid in cash or by check by a Controlled Group Member to an Hourly Covered Employee except for (i) payment of, or reimbursement for, expenses or losses incurred or to be incurred by an Hourly Covered Employee, and
(ii) all other payments which represent a fringe or supplemental benefit with respect to such an Hourly Covered Employee.

                  (B) For a Salaried Covered Employee, "Earnings" shall mean the regular base salary or base wages, overtime, incentive compensation paid pursuant to any incentive compensation plan (or any similar plan) of any Controlled Group Member, as from time to time in effect, and commissions paid or to be paid by a Controlled Group Member to a Salaried Covered Employee but exclusive of all other forms of compensation. Notwithstanding the foregoing, an amount that is includible in a Salaried Covered Employee's gross income for Federal income tax purposes as a result of performance restricted shares granted to the Salaried Covered Employee under the Brush Wellman Inc. 1995 Stock Incentive Plan, as amended or the Brush Engineered Materials Inc. 1995 Stock Incentive Plan, as amended (the "1995 Stock Plan") being not, or no longer being, subject to a substantial risk of forfeiture or restriction on transfer under the 1995 Stock Plan, as a result of a payment under the 1995 Stock Plan by a Controlled Group Member to the Salaried Covered Employee in respect of performance shares granted to the Salaried Covered Employee under the 1995 Stock Plan, or as a result of payment under the 1995 Stock Plan by a Controlled Group Member to the Salaried Covered Employee in respect of performance units granted to the Salaried Covered Employee under the 1995 Stock Plan, except for any such amount in respect of dividends or other distributions or dividend equivalents or equivalents to other distributions with respect to such performance restricted shares, performance shares, or performance units, shall be considered Earnings at the time that such amount is includible in the Salaried Covered Employee's gross income for Federal income tax purposes; provided, however, that in determining the amount of any such Earnings and the time at which any such amount is Earnings any election pursuant to Section 83(b) of the Internal Revenue Code shall be disregarded.

                  (C) Earnings shall not be affected by any compensation reduction elections of an Hourly Covered Employee or a Salaried Covered Employee under Internal Revenue Code Section 125 or 401(k).

                  (8) Employer: Technical Materials, Inc.


                                      -C3-

                  (8A) Employment Commencement Date: The date on which an Employee first performs an Hour of Service for a Controlled Group Member.

                  (9) Employment Severance and Employment Severance Date: An Employment Severance occurs on the earlier of (A) the date on which an Employee's employment with the Controlled Group is terminated because of death, resignation, Retirement or discharge or (B) (i) with respect to an Hourly Covered Employee, the first anniversary of the first day of a period in which the Hourly Covered Employee remains absent from employment (with or without pay) with the Controlled Group for any reason other than death, resignation, Retirement or discharge, or (ii) with respect to a Salaried Covered Employee, the later of (a) the first anniversary of the first day of a period in which the Salaried Covered Employee remains absent from employment (with or without pay) with the Controlled Group for any reason other than death, resignation, Retirement or discharge, or (b) the date on which the Salaried Covered Employee's disability benefit payable under any Long-Term Disability Benefit Contract applicable to him ceases; and the date on which an Employee's Employment Severance occurs shall be referred to as his Employment Severance Date.

                  (10) Final Average Monthly Pay: The amount determined by ascertaining the amount of an Employee's Earnings during each of the five highest consecutive calendar years (or, if he has been employed for a lesser number of consecutive calendar years, such lesser number of consecutive calendar years) ending not later than the end of the calendar year in which occurs the earliest of (A) his Qualifying Employment Severance Date, or (B) the effective date of the termination of the Plan with respect to him, and by dividing 60 into the total amount of his Earnings during such five consecutive calendar years; provided, however, that (i) if an Employee has less than five consecutive calendar years of employment with the Controlled Group upon the occurrence of such event, the average shall be taken over his total period of employment and
(ii) if an Employee does not have any Earnings during a calendar year, such year shall be ignored for all purposes of this definition.

                  (11) Hour of Service: Hours of Service shall be credited in accordance with the following rules:

                  (A) An Employee shall be credited with one Hour of Service for each hour for which he is paid, or entitled to payment, by one or more Controlled Group Members for the performance of duties as an Employee.

                  (B)(i) An Employee shall be credited with one Hour of Service (on the basis set forth in subparagraph (iv) below) for each hour for which he is paid, or entitled to payment, by one or more Controlled Group Members on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence.


                                      -C4-

                  (ii) Notwithstanding the foregoing provisions of this paragraph (B),

                  (a) no more than 501 Hours of Service shall be credited under this paragraph (B) to an Employee on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single Plan Year);

                  (b) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation or unemployment compensation or disability insurance laws; and

                  (c) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  (iii) For purposes of this paragraph (B), a payment shall be deemed to be made by or due from a Controlled Group Member regardless of whether such payment is made by or due from such Controlled Group Member directly, or indirectly through, among others, a trust fund, or insurer, to which such Controlled Group Member contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  (iv) For purposes of this paragraph (B), an Employee shall be credited with Hours of Service on the basis of his regularly scheduled working hours per week (or per day if he is paid on a daily basis) or, in the case of an Employee without a regular work schedule, on the basis of 40 Hours of Service per week (or 8 Hours of Service per day if he is paid on a daily basis) for each week (or day) during such period of time during which no duties are performed. Notwithstanding the foregoing provisions of this subparagraph (iv), an Employee shall not be credited with a greater number of Hours of Service for a period during which no duties are performed than (a) the number of hours for which he is regularly scheduled for the performance of duties during such period or (b) in the case of an Employee without a regular work schedule, 40 Hours of Service per week (or 8 Hours of Service per day if he is paid on a daily basis).

                  (C) An Employee shall be credited with one Hour of Service for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by one or more Controlled Group Members, provided, however, that (i) an hour shall not be credited under both paragraph (A) or (B), as


                                      -C5-
      the case may be, and this paragraph (C), and (ii) Hours of Service credited under this paragraph (C) with respect to periods described in paragraph (B) shall be subject to the limitations and provisions set forth in said paragraph (B).

                  (D) Hours of Service shall be determined from records maintained by Controlled Group Members of hours for which payment is made or due, except that with respect to each Employee whose compensation is not determined on the basis of certain amounts for each hour worked during a given period and for whom hours of work are not required to be counted and recorded by any federal law (other than ERISA), he shall be credited with 45 Hours of Service for each week, or 10 Hours of Service for each day if he is paid on a daily basis, in which he is credited with an Hour of Service under paragraphs (A) or (B) of this subsection (11).

                  (E) No hour shall be counted more than once or be counted as more than one Hour of Service even though the Employee may receive more than straight-time pay for it.

                  (F) Hours of Service shall be credited to eligibility computation periods and Plan Years in accordance with the provisions of 29 C.F.R. Section 2530.200b-2(c), which provisions are hereby incorporated herein by reference.

                  (G) Anything in the Plan to the contrary notwithstanding, an Employee shall be credited with such Hours of Service not otherwise credited to him under the Plan as may be required by applicable law.

                  (12) Long-Term Disability Benefit Contract: Any contract or other arrangement entered into between an Employer and any commercial insurance carrier or any formalized plan or program of an Employer which is communicated in writing to the participants, the costs of which are borne in whole or in part by such Employer and which provides for long-term disability benefits for participants, on a uniform and nondiscriminatory basis, after termination of any said participant's active employment with every Employer because of bodily or mental injury or disease, as defined from time to time in such contract, arrangement, plan or program, and subject to the other provisions and conditions contained therein.

                  (13) Normal Retirement Date: The later of the date on which a person attains Age 65 or the fifth anniversary of the date he first commenced participation in the Plan.

                  (14) Pension Commencement Date: The date as of which a Participant's or Beneficiary's pension under this Schedule C, other than the disability retirement pension described in Section 3.6 or the disability benefit described in Section 3.7(3), commences or is to commence under the applicable terms of this Schedule C, irrespective of whether it has in fact commenced.


                                      -C6-

                  (15) Pensioner: A former Employee whose Qualifying Employment Severance has occurred and who is eligible for or is receiving a pension under this Schedule C, even though such pension may not have commenced or will not commence until after the proper filing of an application and the arrival of the time at which such pension becomes payable.

                  (16) Pre-1985 Plan: The Technical Materials, Inc. Pension Plan as in effect prior to June 1, 1985.

                  (17) Plan Year: For purposes of this Schedule C only, the Plan Year for periods prior to June 1, 1984 shall be the calendar year, except that the final Plan Year ending before June 1, 1985 shall be the period beginning January 1, 1984 and ending May 31, 1984.

                  (17A) Qualifying Employment Severance and Qualifying Employment Severance Date: A Qualifying Employment Severance occurs on the Retirement of a Participant, a Participant's Employment Severance that makes him eligible for a deferred vested pension, or the death of a Participant if as a result of his death a benefit is payable under the Plan for a Beneficiary of his; and the date on which a Participant's Qualifying Employment Severance occurs shall be referred to as his Qualifying Employment Severance Date.

                  (18) Reemployment Commencement Date: The date following an Employee's Employment Severance Date on which he again performs an Hour of Service for a Controlled Group Member.

                  (19) Retirement: A Participant's Employment Severance which makes him eligible for a normal, late, early or disability retirement pension under this Schedule C.

                  (20) Service and Years of Service:

                  (A) General Rule. An Employee shall be credited with Vesting Service and Benefit Service pursuant to the provisions of this subsection (20) or, with respect to the period prior to June 1, 1985, Vesting Service and Benefit Service shall be equal to an Employee's "Year(s) of Service" credited to him in accordance with the provisions of the Pre-1985 Plan as in effect from time to time before such date if such provisions result in a greater period of Vesting or Benefit Service for the Employee.

                  (B) Vesting Service. An Employee's Vesting Service, which shall be used to determine his (or his Beneficiary's) eligibility for (as distinguished from the amount of) a benefit under this Schedule C, shall equal the total of his periods of employment with the Controlled Group beginning with his Employment Commencement Date or his Reemployment Commencement Date if applicable, and ending on his next following Employment Severance Date, except that if an Employee whose Employment Severance occurs by reason of his resignation, Retirement or discharge performs an Hour of Service for a Controlled Group Member during the 12 consecutive month period (or the 24 consecutive month period if such termination resulted from a reduction in force) beginning on his Employment Severance Date, the period beginning on such Employment Severance Date and ending on the date on which he


                                      -C7-
performs such Hour of Service shall be deemed to be employment with the Controlled Group; provided, however, that if such Employee's Employment Severance occurs by reason of his resignation, Retirement or discharge during a period of absence referred to in Section 1.1(9)(B)(i), the period beginning on his Employment Severance Date and ending on the date on which he performs such Hour of Service shall not be deemed to be employment with the Controlled Group unless such Hour of Service is performed within 12 months of the date on which such period of absence commenced. Notwithstanding the preceding sentence, in the case of an Employee who, on or after June 1, 1985, became a Covered Employee under and by reason of an amendment to the Pre-2000 Restatement Plan, or becomes a Covered Employee by reason of an amendment to this Schedule C, or by reason of a transfer from other employment with the Controlled Group and whose service before so becoming a Covered Employee under any other Schedule or pension or annuity plan (or any similar plan) maintained or contributed to by a Controlled Group Member was determined on the basis of computation periods, such Employee shall be credited with Vesting Service consisting of:

                  (i) a number of years equal to the number of years of service credited to the Employee for vesting purposes before the computation period during which the transfer occurs, and

                  (ii) the greater of (a) the Vesting Service that would be credited to the Employee under this subsection (20) during the entire computation period in which the transfer occurs or (b) the service for vesting purposes taken into account under the computation periods method as of the date of the transfer; and

in addition, the Employee shall be credited with Vesting Service for his period of employment with the Controlled Group subsequent to the transfer commencing on the day after the last day of the computation period in which the transfer occurs. Notwithstanding the foregoing provisions of this subsection (20), an Employee shall not be credited with Vesting Service for any period after the termination of the Plan as to him.

                  (C) Benefit Service. An Employee's Benefit Service, which shall be used to determine the amount of (as distinguished from his eligibility for) any benefit, shall mean his periods of employment with the Controlled Group
(i) during which he is a Covered Employee (or is deemed to be a Covered Employee pursuant to Section 3.7) and (ii) which occur between his Employment Commencement Date or his Reemployment Commencement Date, if applicable, and his next following Employment Severance Date.

                  (D) Years of Service. In determining the number of an Employee's Years of Vesting Service, all periods of his employment with the Controlled Group (whether or not consecutive) counted as Vesting Service pursuant to paragraph (B) above shall be aggregated on the basis of full years and months to the nearest month. In determining the number of an Employee's Years of Benefit Service, each period of his employment with an Employer counted as Benefit Service pursuant to (C) above shall be separately determined on the basis of full years and months to the nearest month in each such period.


                                      -C8-

                  (21) Year of Benefit Service: See Section 1.1(20).

                  (22) Year of Eligibility Service: An Employee shall be credited with a Year of Eligibility Service if he is credited with at least 1,000 Hours of Service in the 12-month period beginning on his Employment Commencement Date (or, in the case of an Employee whose Employment Severance occurs before he completes such 12-month period, in the 12-month period beginning on his Reemployment Commencement Date), provided that an Employee who is not credited with at least 1,000 Hours of Service during such 12-month period shall be credited with a Year of Eligibility Service if he is credited with at least 1,000 Hours of Service during the Plan Year which includes the first anniversary of his Employment Commencement Date (or his Reemployment Commencement Date) or any Plan Year thereafter.

                  (23) Year of Vesting Service: See Section 1.1(20).


                                      -C9-

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION IN THE PLAN

                  2.1 Commencement of Participation. (1) A person who, on May 31, 2000, is a "Participant" under the Pre-2000 Restatement Plan or satisfied the eligibility requirements of the Pre-2000 Restatement Plan, and who is a Covered Employee (or a Pensioner) on June 1, 2000, shall become, or shall continue to be, a Participant under this Schedule C on June 1, 2000.

                  (2) An Employee who is not a Participant pursuant to Section 2.1(1) shall become a Participant under this Schedule C on the date on or after June 1, 2000 on which he satisfies the following eligibility requirements: (A) he is a Covered Employee, (B) he has attained Age 21, and (C) he has been credited with a Year of Eligibility Service.

                  (3) If a person ceased to be a Participant under the Pre-2000 Restatement Plan prior to June 1, 2000, or ceases to be a Participant under this Schedule C on or after June 1, 2000, and he again becomes an Employee on or after June 1, 2000, he shall again become a Participant as of the date he so again becomes an Employee whether or not he again becomes a Covered Employee.


                                     -C10-

ARTICLE III. - PENSION AND DEATH BENEFITS

                  3.1 Pensions Prior to June 1, 2000. An Employee or former Employee shall not be eligible for a pension under the Plan as hereby restated as of June 1, 2000 unless, in addition to any other requirements set forth in the Plan, his Qualifying Employment Severance occurs on or after June 1, 2000. The pension payable to or for an Employee or former Employee whose Qualifying Employment Severance occurred before June 1, 2000 (and who is not rehired thereafter) shall be determined by and paid in accordance with the terms and provisions of the Pre-2000 Restatement Plan as in effect at the date of such Qualifying Employment Severance except to the extent certain provisions of the Plan as hereby restated as of June 1, 2000 apply to such pension in accordance with Section 10.1 (Employment Termination Prior to June 1, 2000). Notwithstanding the foregoing provisions of this Section 3.1, or any other provision of the Plan, or any prior provision of the Plan or any predecessor plan document, the second paragraph of Section 4.2(1)(C) shall apply with respect to any benefit payable in a lump sum after May 31, 2000 or deemed to be payable after May 31, 2000 in a lump sum, without regard to when employment termination occurred.

                  3.2 Normal Retirement Pension. Each Participant whose Employment Severance Date occurs at his Normal Retirement Date shall be entitled to receive a monthly normal retirement pension determined as of such date. The amount of his monthly pension shall be equal to thirty-five percent (35%) of his Final Average Monthly Pay; reduced by one-thirtieth (1/30) for each year of Benefit Service of his less than thirty (30). The normal retirement pension shall commence as of the first day of the first Month following the Participant's Retirement. A Participant's right to his normal retirement pension shall be nonforfeitable upon his attainment of his Normal Retirement Date.

                  3.3 Late Retirement Pension. A Participant who remains in the employ of the Controlled Group after his Normal Retirement Date may commence to receive his monthly late retirement pension (which shall be computed on the same basis as the normal retirement pension) as of the first day of the month following his actual Retirement.

                  The amount of a Participant's late retirement pension shall be equal to the greater of: (a) the Actuarial Equivalent of the monthly amount that would have been payable to such Participant as of the first day of the first Month following his Normal Retirement Date; or (b) thirty-five percent (35%) of the Participant's Final Average Monthly Pay, reduced by one-thirtieth (1/30) for each year of Benefit Service of his less than thirty (30).

                  3.4 Early Retirement Pension. (1) A Participant having at least 15 Years of Vesting Service whose Employment Severance Date occurs on or after he attains Age 60 but before his Normal Retirement Date shall be eligible for an early retirement pension.

                  (2) The monthly amount of such early retirement pension shall be equal to his Accrued Benefit determined as of his Employment Severance Date.


                                     -C11-

                  (3) The early retirement pension shall commence as of the first day of the first Month following the Participant's Normal Retirement Date. The Participant may elect, however, to have his early retirement pension commence, in a reduced amount, equal to the Actuarial Equivalent (determined pursuant to Section 6.1(1)) of his Accrued Benefit determined as of his Employment Severance Date, as of the first day of any earlier Month designated by him, which day is subsequent to his Retirement and to his filing with the Administrative Committee of his request for such earlier commencement.

                  3.5 Deferred Vested Pension. (1) A Participant having at least five Years of Vesting Service at the time his Employment Severance Date occurs and who is not eligible for a pension under any other Section of this Article III shall be eligible for a deferred vested pension in an amount equal to his Accrued Benefit as of such date.

                  (2) The deferred vested pension shall commence as of the first day of the first Month following the Participant's Normal Retirement Date. A Participant who has a Qualifying Employment Severance and who, subsequent to his Qualifying Employment Severance Date, satisfies the age and service requirements of Section 3.4, shall, however, have the right to elect to receive the Actuarial Equivalent of his deferred vested pension as of the first day of any Month following what would have been his early retirement date under the provisions of
Section 3.4. Actuarial Equivalence under this subsection (2) shall be determined pursuant to Section 6.1(1).

                  3.6 Disability Retirement for Certain Hourly Covered Employees. (1) A Participant whose Employment Severance occurs when he is an Hourly Covered Employee and before he reaches his Normal Retirement Date by reason of his total and permanent disability shall be eligible for a disability retirement pension as hereinafter provided in this Section 3.6.

                  (2) The monthly amount of such disability retirement pension shall be equal to his Accrued Benefit (which shall then immediately become fully vested even if he then has less than 5 years of Vesting Service) determined as of his Qualifying Employment Severance Date.

                  (3) The disability retirement pension shall commence as of the first day of the Month following the Participant's Qualifying Employment Severance Date and shall terminate with the payment for the Month in which the earliest of the following events shall have occurred, namely, the death of the disability pensioner, his sixty-fifth birthday, a determination by the Employer's doctor that his total and permanent disability has ended or the Pensioner has engaged in an occupation or employment other than for rehabilitation, or as provided in Section 3.6(5).

                  (4) "Total and permanent disability" shall mean suffering from a physical or mental condition that in the opinion of the Administrator, based upon appropriate medical advice and examination by the Employer's doctor, can be expected to result in death or can be expected to last for a continuous period of no less than twelve (12) months and which condition has existed for a period of at least three (3) months, and in accordance with uniform and


                                     -C12-
consistent rules, prevents a Participant from engaging in any substantial gainful activity. Notwithstanding any other provision of this Section which may be to the contrary, if it shall be determined by the Social Security Administration that a Participant is entitled to a Social Security Disability Benefit, he shall be deemed totally and permanently disabled for purposes of this Section.

                  (5) The disability pensioner shall be subject to a medical examination by the Employer's doctor at least once annually or at such other reasonable times as may be necessary in order to determine whether or not he continues to be totally and permanently disabled. If a disability pensioner shall refuse to submit to a medical examination reasonably requested, his disability pension will be forfeited until he submits to such examination.

                  (6) If such pensioner shall continue to be totally and permanently disabled until his sixty-fifth birthday, if he ceases to be permanently and totally disabled as described in Section 3.6(3), or if he elects to commence payment of an early retirement pension or deferred vested pension for which he is eligible (other than pursuant to Section 4.2(1)(C)), he shall thereafter no longer be entitled to a disability retirement pension under the provisions of this section, but he shall thereafter be entitled to receive any normal retirement pension, early retirement pension, or deferred vested pension, as applicable, for which he is eligible pursuant to the provisions hereof as in effect at the time of his Qualifying Employment Severance Date.

                  (7) In the event of a determination prior to a disability pensioner's sixty-fifth birthday that such pensioner is no longer totally and permanently disabled within the meaning of Section 3.6(4) and if he reenters employment covered by this Schedule C, his Benefit Service and Vesting Service credited to him at the time of his Qualifying Employment Severance Date shall be restored and he shall upon such reemployment accrue benefits under this Schedule C based upon his employment both before his Qualifying Employment Severance and after his reemployment.

                  (8) Notwithstanding any other provision of the Plan to the contrary, a Participant who qualifies for the disability retirement pension under the provisions of this Section and who is eligible for any other pension hereunder at the time of his Employment Severance and elects to commence payment of such other pension (other than pursuant to Section 4.2(1)(C)) shall not be eligible for the disability pension under the provisions of this Section.

                  3.7 Disability Benefits for Certain Salaried Covered Employees. (1) Anything in the Plan to the contrary notwithstanding, but subject to the other provisions of this Section 3.7, (A) a Participant who has been credited with at least 5 Years of Vesting Service and whose Employment Severance occurs by reason of bodily or mental injury or disease (as defined in any Long-Term Disability Benefit Contract applicable to him) before his Normal Retirement Date and who at the time of his Employment Severance was regularly scheduled to work for his Employer as a Salaried Covered Employee, shall be deemed, solely for the purposes of this Schedule C (including Section 3.8) to continue to be a Participant in the employment of the Employer as a Salaried Covered Employee and to be receiving compensation (with no


                                     -C13-
change therein after becoming disabled) as a Participant and a Salaried Covered Employee until the earlier of (i) the day immediately preceding his Pension Commencement Date, or (ii) the date on which his disability benefits (payable under such Long-Term Disability Benefit Contract) cease because of his recovery from his disability, his election to terminate such disability benefits, his death or otherwise, and (B) except as otherwise provided in subsection (2) of this Section 3.7, the occurrence of such event shall for all purposes of this Schedule C be treated as such Participant's Qualifying Employment Severance.

                  (2) If a Participant's disability benefits under any Long-Term Disability Benefit Contract cease before he reaches his Normal Retirement Date, he may elect any early retirement or deferred vested pension for which he then qualifies under the provisions of this Schedule C then in effect; provided, however, that for the sole purpose of determining his Years of Vesting Service, his Employment Severance Date shall be determined pursuant to Section 1.1(9)(B)(ii)(a). In determining the amount of any such early retirement or deferred vested pension, no deductions or adjustments shall be made on account of any payments received by him under a Long-Term Disability Benefit Contract before such recovery.

                  (3) If on a Participant's Employment Severance Date occurring before his Normal Retirement Date, he is not a Salaried Covered Employee, he is not entitled to disability benefits under any Long-Term Disability Benefit Contract, he is not an Hourly Covered Employee, he is entitled to disability benefits under any other Schedule, or under any other qualified defined benefit plan (herein called "Other Plan") established and maintained by a Controlled Group Member, and the requirements for determining whether he is disabled so as to be entitled to disability benefits under the other Schedule or Other Plan are comparable to those set forth in this Section 3.7, such Participant shall be eligible for a disability retirement pension under this Schedule C determined under Section 3.6 treating such Participant as an Hourly Covered Employee as of his Employment Severance.

                  (4) Notwithstanding the foregoing provisions of this Section 3.7, if the disability benefit provided under this Section 3.7 does not meet the current availability test of Section 401(a)(4) of the Code and regulations promulgated thereunder for a Plan Year, the provisions of this Section 3.7 shall not apply to any Participant who is a "highly compensated employee" (as defined in Internal Revenue Code Section 414(q)) and whose Employment Severance occurs during such Plan Year.

                  3.8 Pre-Retirement Surviving Spouse Pension. (1) If a Participant who (a) has at least one Hour of Service under the Plan on or after August 23, 1984 or one hour of paid leave from a Controlled Group Member on or after August 23, 1984 and (b), immediately before his death was eligible for a normal retirement pension, early retirement pension or deferred vested pension under the Plan dies before his Pension Commencement Date, his surviving Spouse, if any, shall be eligible to receive a monthly pension determined in an amount under, and payable as provided in, subsection (2) of this Section 3.8.


                                     -C14-

                  (2) The monthly amount of the surviving Spouse pension under
Section 3.8(1) shall be,

                  (a) in the case of a Participant who dies after attaining Age 60 and either (i) at a time when he is credited with at least 15 Years of Vesting Service or (ii) on or after his Normal Retirement Date, that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1(1) if (A) such Participant's Pension Commencement Date occurred on the day before his death (assuming the Plan so provided) and (B) he had not waived the 50% Qualified Joint and Survivor Annuity provided for in Section 4.1; such pension shall begin with the first day of the Month after the Month in which he is deemed to have begun receiving his pension, if his Spouse is living on such day, and shall continue during her remaining lifetime, the last monthly payment of such pension being payable on the first day of the Month in which she dies;

                  (b) in the case of a Participant who dies on or before attaining Age 60 and at a time when he is credited with at least 15 Years of Vesting Service, that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1(1) if such Participant had (i) survived to the date of his 60th birthday, (ii) his Pension Commencement Date occurred on his 60th birthday (assuming the Plan so provided) and his pension was payable as a 50% Qualified Joint and Survivor Annuity, and
      (iii) died on the day following such 60th birthday; such pension shall begin with the first day of the Month in which the Participant would have attained age 60, and shall continue during the Spouse's remaining lifetime, the last monthly payment of such pension being payable on the first day of the Month in which she dies; and

                  (c) in the case of a Participant who dies before attaining his Normal Retirement Date and at a time when he is credited with at least five but less than 15 Years of Vesting Service that amount which the surviving Spouse would have been entitled to receive pursuant to Section 4.1(1) if such Participant had (i) survived to his Normal Retirement Date,
      (ii) his Pension Commencement Date occurred on his Normal Retirement Date (assuming the Plan so provided) and his pension was payable as a 50% Qualified Joint and Survivor Annuity, and (iii) died on the day following his Normal Retirement Date; such pension shall begin with the first day of the Month in which the Participant would have attained his Normal Retirement Date, and shall continue during the Spouse's remaining lifetime, the last monthly payment of such pension being payable on the first day of the Month in which she dies.

                  (3) The amount of the surviving Spouse pension under this
Section 3.8 shall be based on the Participant's Years of Vesting Service and Accrued Benefit as of the date of his death.


                                     -C15-

                  (4) Notwithstanding the foregoing provisions of this Section 3.8, a surviving Spouse may elect to defer, in accordance with Committee rules which are not violative of any applicable law, the commencement of pension payments to her under this Section 3.8 until a date which is not later than the latest permissible commencement date applicable to her under Section 6.14 (Provision Pursuant to Internal Revenue Code Section 401(a)(9)).

                  (5) A Participant described in Section 4.2(3) may elect at any time during the "applicable election period" as defined below to waive the Pre-Retirement Surviving Spouse Pension that would otherwise be payable under
Section 3.8 provided that:

                  (a) The Participant's Spouse consents in writing to the election to waive such form of payment;

                  (b) The election designates a beneficiary, or a different form of payment, which may not be changed without the consent of the spouse (unless any written consent of the Spouse to the designation of a particular beneficiary or a different form of payment expressly permits subsequent designations by the Participant without any requirement of further consent by the Spouse);

                  (c) The written consent of the Spouse acknowledges the effect of such election and is witnessed by either a Plan representative or a notary public.

The foregoing requirements for a valid spousal consent need not be met if it is established to the satisfaction of the Plan representative that the required spousal consent cannot be obtained, because the Spouse cannot be located, because there is no Spouse, or because of such other circumstances as are described in the Internal Revenue Code and regulations promulgated thereunder. A Participant may revoke any election described in this Section 3.8(5) above at any time during the applicable election period. The "applicable election period" shall mean, with respect to any permitted election to waive the Pre-Retirement Surviving Spouse Pension, the period which begins on the first day on which the Participant can make the election described in Section 4.2(3) and ends on the last day of the period during which the Participant can make the election described in Section 4.2(3). The Committee shall provide each Participant within the "applicable election period" for such Participant and prior to the date on which the Participant makes an election described in Section 4.2(3), a written explanation of the Pre-Retirement Surviving Spouse Annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Section 4.1 applicable to a 50% Qualified Joint and Survivor Annuity.

                  (6) If part of a Participant's pension has commenced, the pre-retirement surviving spouse pension described in this Section 3.8 shall not apply with respect to the part of the Participant's pension that commenced.

                  3.9 [Reserved]


                                     -C16-

                  3.10 Normal Form of Benefit Payments. Except as otherwise provided in this Schedule C, all pensions payable under the provisions of
Section 3.2, 3.3, 3.4, 3.5, 3.6, or 3.7(3) shall be paid in the form of monthly installments payable to and during the lifetime of the Participant with the provision that if the Participant should die within 120 months of the commencement of his monthly pension, such pension shall then be paid to his Death Beneficiary (as defined in Section 1.1(6)) for the balance of the 120 month period, provided, however, that the foregoing provisions of this Section providing for the continuation of pension payments until 120 monthly payments have been made shall not apply to pensions payable under Section 3.6 or Section 3.7(3).


                                     -C17-

ARTICLE IV. - OPTIONAL FORMS OF BENEFITS

                  4.1 50% Qualified Joint and Survivor Annuity. (1) If a Participant has a Spouse on his Pension Commencement Date, the pension payable for such Participant under the Plan, other than the pension described in Section
3.6 or Section 3.7(3), shall be in the form of a 50% Qualified Joint and Survivor Annuity (as such term is defined in subsection (2) of this Section) unless he effectively waives such 50% Qualified Joint and Survivor Annuity during the election period for this purpose specified in Section 4.4, in which case his pension, other than the pension described in Section 3.6 or Section 3.7(3), shall be payable to him as provided in Section 3.10, or he effectively elects some other optional form of benefit as provided in Section 4.2 or Section 4.3.

                  (2) For purposes of this Section, the term "50% Qualified Joint and Survivor Annuity" shall mean a reduced pension payable for a Participant during his lifetime and, after his death, a pension payable during the surviving lifetime of his Spouse to whom the Participant was married on his Pension Commencement Date at the rate of 50% of the reduced pension payable during the joint lives of the Participant and his Spouse. The reduced pension shall be the Actuarial Equivalent of the pension otherwise payable for the Participant. Pension payments for the Spouse shall commence on the first day of the Month following the Month in which the Participant dies, provided the Spouse is living on such day and is otherwise eligible to receive such payments under this Section, and shall continue during the Spouse's remaining lifetime, the last monthly payment being payable on the first day of the Month in which the Spouse dies. If a Participant's Spouse predeceases the Participant before the Participant's Pension Commencement Date, the Participant shall be treated as though he had elected to waive the 50% Qualified Joint and Survivor Annuity. If a Participant's Spouse dies on or after the Participant's Pension Commencement Date, the Participant's reduced pension will not be increased thereby.

                  4.2 Other Options. (1) Instead of the pension to which a Participant is or may become entitled pursuant to other Sections hereof, other than Section 3.6 and Section 3.7(3), he may elect (subject to the provisions of this Section and to such rules as may be adopted by the Administrative Committee) any one of the optional forms of benefits specified in the following paragraphs. Any such optional form of benefit shall be the Actuarial Equivalent of the pension otherwise payable for the Participant.

                  (A) Joint Pensioner Options. A Participant may elect to receive a reduced pension payable for him during his lifetime on and after his Pension Commencement Date and after his death to have a pension payable during the surviving lifetime of and for a natural person designated by the Participant for such purpose (herein called "Joint Pensioner") at the same reduced rate payable to the Participant or (if elected by the Participant) at a percentage of the reduced pension payable for the Participant; provided, however, that such percentage shall be no less than 50 percent. Pension payments for the Joint Pensioner shall begin as of the first day of the Month after the Month in which the Participant dies, provided his death does not void this option as provided in Section 4.4(4), and provided the Joint Pensioner is living on such day, and the last monthly payment for the Joint Pensioner shall be payable as of the first day of the Month


                                     -C18-
in which the Joint Pensioner dies. If a Participant's Joint Pensioner dies before the Participant's Pension Commencement Date, the election shall be of no effect and the Participant shall be treated the same as though he had not elected an option pursuant to this paragraph. If a Participant's Joint Pensioner dies on or after the Participant's Pension Commencement Date and while the Participant is living, the option elected shall continue in force and the Participant's reduced pension will not be increased thereby.

                  (B) Life Only Option. A Participant may elect to receive a pension for his life only, without a guarantee of a minimum number of payments.

                  (2) Reserved.

                  4.3 Small Lump Sum Option. If, following a Participant's termination of employment with the Controlled Group, the lump sum amount that is the Actuarial Equivalent of the Participant's vested accrued pension does not exceed $5,000 (as adjusted annually commencing with the Plan Year beginning June 1, 1986 by the percentage increase or decrease in the maximum annual benefit guaranteed by the Pension Benefit Guaranty Corporation), such lump sum amount may, subject to applicable law and regulations, with the written consent of the Participant, and with the written consent of his Spouse, if any, meeting the requirements of Section 4.4 filed with the Committee, be paid to the Participant in lieu of all other benefits, to the recipient before his pension benefit would otherwise commence under the Plan. To the extent required by regulations, the Participant will be provided with the option of receiving an immediate single life annuity if unmarried or an immediate 50% Qualified Joint and Survivor Annuity if married, which shall be computed by converting the lump sum value otherwise payable under this Section 4.3 to an immediate single life annuity for the Participant's life using the same actuarial assumptions as used to determine the lump sum, and if applicable, by converting such single life annuity to an immediate 50% Qualified Joint and Survivor Annuity using the basis set forth in clause (3) of Section 6.1.

                  4.4 Participant Elections. (1) The Administrative Committee in accordance with applicable law and regulations shall deliver to each Participant, not less than 30 days and not more than 90 days before his Pension Commencement Date, a written explanation of:

                  (a) the terms and conditions of the forms of payment available, including the 50% Qualified Joint and Survivor Annuity;

                  (b) the Participant's right to make, and the effect of, an election to waive the 50% Qualified Joint and Survivor Annuity;

                  (c) the rights of the Participant's Spouse; and

                  (d) the right to make, and the effect of, a revocation of an election to waive the 50% Qualified Joint and Survivor Annuity.


                                     -C19-

                  (2) A Participant's election of a form of benefit payment, including a waiver of the 50% Qualified Joint and Survivor Annuity, and any revocation of such waiver, may be made solely by an instrument (in a form acceptable to the Administrative Committee) signed by the Participant and filed with the Committee during the 90-day period ending on his Pension Commencement Date. Any election to waive the 50% Qualified Joint and Survivor Annuity (and to elect any other option under Section 4.2) must be consented to by the Participant's Spouse in writing, and such consent must be witnessed by a Plan representative or notary public. Any such consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located.

                  (3) An election of an option or options under this Section may be made (and may be rescinded), the Participant's Beneficiary and the portion of the Participant's reduced pension to be paid after his death to his Joint Pensioner may be designated (and such designations may be changed), solely by an instrument (in a form acceptable to the Administrative Committee) signed by the Participant and, except as otherwise specifically provided in this Section, filed with the Administrative Committee while the Participant is living and before the date his pension is to commence. Except to the extent otherwise required by law and the other provisions of the Plan, the consent of a Participant's Beneficiary to any rescission or change in an option or the terms thereof or to a change in the Participant's Joint Pensioner or Death Beneficiary shall not be required.

                  (4) The time for the commencement of payments to the Participant shall not be affected by the election of a joint pensioner option. Except as otherwise provided in the immediately following sentence, if a Participant duly elects a joint pensioner option and dies before his Pension Commencement Date, the election shall be void. With respect only to elections made prior to June 1, 2002, instead of any benefit that would otherwise be payable for a Participant pursuant to any other Section of this Schedule C, including Section 3.8, if a Participant duly elects a joint pensioner option and dies on or after his Normal Retirement Date and before his pension under this Schedule C begins, and the Participant has waived the benefit provided under
Section 3.8, the election of such an option shall not be voided by his death and pension payments shall be made to his Beneficiary pursuant to the option elected in the same manner as if the Participant's pension hereunder were payable in the Month before the Month in which he died.

                  (5) Notwithstanding any other provision of this Section, a Participant's election of an option provided for in or permitted by this Section shall not become effective unless the present value of the payments expected to be made to him hereunder is more than 50% of the present value of the total of the payments expected to be made hereunder to him and his Beneficiaries (all as determined by the Administrative Committee), but this limitation shall not apply to the joint pensioner option provided for in Section 4.2(1)(A) if the Participant's Spouse is the Participant's Joint Pensioner.


                                     -C20-

                  (6) The rules of the Administrative Committee with respect to optional forms of benefits may be changed by the Administrative Committee from time to time, but they shall be uniform in their application to all Participants who are similarly situated.


                                     -C21-

ARTICLE V. - VARIOUS PROVISIONS CONCERNING PENSIONS

                  5.1 Application for Pensions. (1) A Participant eligible to receive a pension under the Plan if he were to terminate his employment with the Controlled Group and who wishes to terminate his said employment, and any Pensioner who is eligible for but is not receiving a pension, shall obtain a form of application for that purpose from his Employer or former Employer and shall sign and file with the Administrative Committee his application on such form, furnishing such information as the Administrative Committee may reasonably require, including satisfactory proof of his Age and that of his Beneficiary (if any) and any authority in writing that the Administrative Committee may request authorizing it to obtain pertinent information, certificates, transcripts and/or other records from any public office. An application for a deferred vested pension may not be filed more than 90 days before such pension is to begin.

                  (2) Except as otherwise provided in Article III or IV, (A) no pension shall be payable hereunder for a Participant if he dies before any benefit hereunder has been paid or distributed to him, and (B) a Pensioner's pension hereunder shall not begin until he files an application for such pension pursuant to Section 5.1(1), but if his application is filed pursuant to Section 5.1(1) after his Normal Retirement Date and before his death, full payment of his pension under the Plan, retroactive to his Normal Retirement Date, shall be made to or for him (without interest) within 60 days after such application is filed. If an application for a pension is not filed by a Pensioner eligible therefor within four years after his Normal Retirement Date, the Administrative Committee shall mail (by certified or registered mail) to such Pensioner at his last known address a reminder that he is eligible for such pension and an application therefor. If such application is not filed with the Committee in accordance with the provisions of the Plan within 180 days after it is so mailed to such Pensioner, his pension shall be forfeited; provided, however, that upon the subsequent filing of an application for such pension by such Pensioner, such pension shall be reinstated retroactive to his Normal Retirement Date (in accordance with the provisions of the first sentence of this subsection (2)) and shall commence within 60 days after such application is filed.

                  5.2 Payment of Pensions. (1) Except as otherwise provided in the Plan, any pension hereunder shall be paid monthly as of the first day of each Month for which a pension is payable, but no pension shall be payable for a Pensioner or Beneficiary unless he is living on the date his pension is to begin.

                  (2) For a person who is employed as an Employee after April 30, 2001, the following shall apply: If an Employee is employed by a Controlled Group Member on or after he has attained his Normal Retirement Date, his pension shall, subject to all other requirements of the Plan applicable to the commencement, duration and form of pension payments, be payable for any Month, the end of which occurs after he attains his Normal Retirement Date, unless (i) he is so employed during such Month, (ii) he completes at least 40 Hours of Service during such Month and (iii) he has been given such notice of suspension of benefits as may be required by applicable law. Notwithstanding the foregoing provisions of this


                                     -C22-

Section 5.2(2), this Section 5.2(2) shall not apply upon reemployment of a Participant, provision for which is made in Section 5.5.

                  5.3 No Duplication of Benefits. There shall be no duplication of any benefits attributable to contributions of an Employer payable under this Schedule C with respect to any Participant and any pension or other benefit payable with respect to him under any other pension, annuity or welfare plan (or any similar plan), including, without limitation, any predecessor plan, maintained, or contributed to, by any Employer, any Controlled Group Member or any predecessor thereof, the amount of which is based in whole or in part on the same period of his employment with any Employer, any Controlled Group Member or any predecessor thereof; and any such benefits shall be deducted from benefits otherwise payable with respect to him under this Schedule C (as determined by the Administrative Committee) to prevent any such duplication except to the extent that benefits payable with respect to him under such other plan are appropriately reduced or deducted from benefits payable under any other plan of any other Employer or Controlled Group Member or predecessor thereof or are stated or clearly intended to be in addition to benefits under this Schedule C. No benefit shall be paid for any Participant under more than one Section of this Schedule C for the same period of time, based on the same period of employment. For purposes of this Section 5.3, each Schedule shall be deemed to be a "plan."

                  5.4 Transfers To and From Plan Coverage. (1) Upon the transfer of a Covered Employee to other employment with the Controlled Group (or upon an amendment to the Plan) which results in the Employee ceasing to be a Covered Employee, his Benefit Service shall be frozen as of the date of such transfer or such amendment. Subject to the provisions of Section 5.3, if at the time of his Employment Severance he satisfies the eligibility requirements for any pension under the terms of this Schedule C then in effect, such Employee (or his Beneficiary, if applicable) shall be entitled to receive such pension under this Schedule C, based upon his frozen Benefit Service under this Schedule C and calculated and payable in accordance with the provisions of this Schedule C in effect on the Participant's Qualifying Employment Severance Date.

                  (2) Upon the transfer of an Employee from other employment with the Controlled Group (or upon an amendment to the Plan) which results in the Employee becoming a Covered Employee, such Employee's period of employment (other than as a Covered Employee) prior to such transfer or amendment shall not be counted as Benefit Service under this Schedule C.

                  5.5 Reemployment of Pensioners. (1)(A) For a person who is not employed as an Employee after April 30, 2001, the following shall apply: Except as provided in Section 10.2(3) (Coverage and Participation), if a Pensioner is reemployed by a Controlled Group Member before his Normal Retirement Date, pension payments to him, if any, shall not be paid for any Month on the first day of which he is an Employee and during which he completes 40 Hours of Service (within the meaning of Section 1.1(11)(A) and (B)), provided that no pension payment shall not be paid pursuant to this Section 5.5(1)(A) unless he has been given such notice of suspension of benefits, if any, as may be required by applicable law, and upon the


                                     -C23-

Employee's subsequent Qualifying Employment Severance he shall be entitled to any additional benefits to which his period of reemployment may entitle him pursuant to the provisions of Article III. For purposes of determining such a Pensioner's benefits after such a period of reemployment, his Accrued Benefit shall be the sum of his Accrued Benefits determined separately for each separate period of employment.

                  (B) For a person who is employed as an Employee after April 30, 2001, the following shall apply:

                        (i) Except as provided in Section 10.2(3) (Coverage and Participation), if a Participant is reemployed by a Controlled Group Member before his Normal Retirement Date, no pension payments under this Schedule C shall be made for him for any Month beginning with the Month during which the Participant is credited with a "Year of Reemployment Service" if (I) on the first day of the Month he is an Employee, (II) he completes at least 40 Hours of Service (within the meaning of Section 1.1(11)(A) and (B)) during such Month and (III) if his Normal Retirement Date has occurred, he has been given such notice of suspension of benefits, if any, as may be required by applicable law.

                        For purposes of this Section 5.5(1)(B)(i), a Participant shall be credited with a "Year of Reemployment Service" on any anniversary of his Reemployment Commencement Date if he is credited with 1000 Hours of Service during the 12-month period beginning on the immediately preceding anniversary date.

                        (ii) Without limitation of Section 5.5(1)(B)(i): Any additional amount of pension earned by a Participant who is reemployed by a Controlled Group Member after the Participant's reemployment shall be paid only after the Participant's subsequent termination of employment from the Controlled Group, except that if the Participant's Normal Retirement Date has occurred any such additional amount of pension shall, subject to all other requirements of the Plan applicable to the commencement, duration and form of pension payments, be payable for any Month, the end of which occurs after he attains his Normal Retirement Date, unless (a) he is so employed during such Month, (b) he completes at least 40 Hours of Service (within the meaning of Section 1.1(11)(A) and (B)) during such Month and (c) he has been given such notice of suspension of benefits, if any, as may be required by applicable law. Upon the Employee's subsequent Qualifying Employment Severance of a reemployed Participant, (I) he shall be entitled to any additional benefits to which his period of reemployment may entitle him pursuant to the provisions of
      Article III, (II) if a Participant whose pension payments have not been paid in accordance with the provisions of Section 5.5(1)(B)(i) becomes entitled to have his pension resume, the pension previously commenced and then ceased shall resume in the same amount and form in effect prior to the cessation and (A) if the prior pension commencement occurred prior to the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first


                                     -C24-
      terminated employment, and (B) if the prior pension commenced after the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be paid in the same form as the payments that were previously commenced, and (III) for purposes of determining such a Pensioner's benefits after such a period of reemployment, his Accrued Benefit shall be the sum of his Accrued Benefits determined separately for each separate period of employment.

                  (2) Anything in the Plan to the contrary notwithstanding, if a Participant who is reemployed by a Controlled Group Member has received or is deemed to have received a lump sum payment pursuant to Section 4.2(1)(C) or
Section 10.2(3) (Coverage and Participation) for any period of his employment with the Controlled Group prior to such reemployment, his Years of Benefit Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment with the Controlled Group occurring after such reemployment; provided, however, that if any portion of a Participant's Accrued Benefit was forfeitable at the time he received such lump sum payment, his said Years of Benefit Service shall be recredited to him if he is reemployed as a Covered Employee and if he repays to the Trust Fund, not later than the occurrence of 5 consecutive "1-year Periods of Severance" (as hereinafter defined) commencing after such payment, the full amount of such lump sum payment with interest thereon at the rate of 5% per annum, compounded annually, from the date he received such lump sum payment to the date of such repayment. If the Accrued Benefit of a Participant who is reemployed by a Controlled Group Member was deemed distributed as of his Employment Severance Date pursuant to Section 10.2(3) (Coverage and Participation), his Years of Benefit Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment with the Controlled Group occurring after such reemployment; provided, however, that if such Participant is reemployed as a Covered Employee not later than the occurrence of 5 consecutive 1-Year Periods of Severance after his Employment Severance Date, such Participant shall be deemed to have repaid the full amount of his deemed distribution and his Years of Benefit Service shall be recredited to him hereunder. A "1-Year Period of Severance" shall mean a 12-month period beginning on an Employee's Employment Severance Date and ending on the first anniversary of such date provided that during such period such Employee does not perform an Hour of Service. Thereafter, consecutive 1-year Periods of Severance shall begin and end on anniversaries of the Employee's Employment Severance Date. If an Employee's Employment Severance Date occurs on or after June 1, 1985 --

                  (a) by reason of pregnancy of the Employee,

                  (b) by reason of the birth of a child of the Employee,

                  (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or


                                     -C25-

                  (d) for purposes of caring for any such child for a period beginning immediately following such birth or placement,

"6 consecutive 1-Year Periods of Severance" shall be substituted for "5 consecutive 1-Year Periods of Severance" in the foregoing provisions of this
Section 5.5(2).


                                     -C26-

ARTICLE VI - ACTUARIAL DETERMINATIONS

                  6.1 Actuarial Determinations. In making the determination of actuarial equivalence with regard to benefits, the following rules shall apply:

                  (1) Where benefits may be provided in case of Employment Severance prior to Normal Retirement Date, and such benefits are payable before Normal Retirement Date, any such benefits shall be determined in accordance with the applicable provisions of the Plan, reduced proportionately by 1/15 for each of the first five (5) years by which the starting date of the benefit precedes Normal Retirement Date.

                  (2) When determining the amount of a benefit under clause (a) of Section 3.3 for Retirement subsequent to Normal Retirement Date, such benefit shall be equal to the normal retirement pension the Participant would have received had he retired as of his Normal Retirement Date, as computed according to Section 3.2, increased by one-half of one percent (0.5%) for each full month between his actual date of Retirement and his Normal Retirement Date.

                  (3) For purposes of Sections 4.1(2), 4.2(1)(A), and 4.2(1)(B),
      Actuarial Equivalent shall mean a benefit of equivalent actuarial value to the monthly benefit payable in the single-life-only-with-120-months-certain form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, when computed on the basis of unisex actuarial factors based upon the Projected Annuity Mortality Table (a table prepared by The Wyatt Company from the unadjusted mortality rates used in constructing the published GA-1951 Mortality Table for males projected 14 years by Scale C and set back five years for females) at 5-1/2% interest, with the unisex factors based on 80% of the male factor plus 20% of the female factor; provided, however, that with respect only to benefits commencing after January 1, 1999, for purposes of Sections 4.1(2), 4.2(1)(A), and 4.3 benefits shall be computed on the basis of the 1983 Group Annuity Mortality Table at 7% interest adjusted to a unisex basis for an 80% male and 20% female participant population and a complimentary 20% male and 80% female contingent annuitant population, and provided that the application of this proviso shall not result in a benefit payable that is less than the amount payable without regard to this proviso with respect to the benefit accrued prior to January 1, 1999.

                  (4) For a benefit payable in a lump sum or deemed to be payable in a lump sum, Actuarial Equivalent shall mean a benefit of equivalent actuarial value to (1) the monthly benefit payable in the single-life-only-with-120-months-certain form commencing as of the first day of the calendar month following the Participant's Normal Retirement Date (or if the first day of the month following the Participant's Normal Retirement Date has already occurred, the first day of the calendar month on which the pension would commence as a monthly benefit in


                                     -C27-
      the absence of the lump sum payment), or (2) if the Participant has attained the age and met the service requirements for immediate commencement of a monthly benefit, other than a monthly benefit payable because of the provisions of Section 4.3, to the monthly benefit payable in the single-life-only-with-120-months-certain form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, if the application of this clause (2) produces a larger lump sum payment than the application of clause (1); in either case, when computed on the basis of the "applicable mortality table" and "applicable interest rate" where the "applicable mortality table" for this purpose means the table prescribed from time to time by the Secretary of Treasury pursuant to Section 417(e)(3) of the Internal Revenue Code as in effect on the date of distribution and the "applicable interest rate" for this purpose means the annual rate of interest for purposes of Section 417(e)(3) of the Internal Revenue Code using the Plan Year as the stability period and the second calendar month preceding the first day of the Plan Year as the lookback month in accordance with Treasury Regulation
      Section 1.417(e) - 1(d)(4).


                                     -C28-

ARTICLE VII. - TMI PENSION PLAN FOR SALARIED EMPLOYEES

                  7.1 Crediting of Earnings, Years of Eligibility Service, Years of Vesting Service and Years of Benefit Service. Each Participant (hereinafter referred to as a "TMI Salaried Plan Participant") in the TMI Pension Plan for Salaried Employees, maintained under an instrument dated June 1, 1985, as amended (hereinafter referred to as the "Salaried Plan") shall be credited under this Schedule C with:

                  (1) Years of Eligibility Service under the Plan pursuant to the provisions of this Schedule C; provided, however, that the Years of Eligibility Service credited in no event shall be less than the "Years of Eligibility Service" that would be credited to the TMI Salaried Plan Participant under the provisions of the Salaried Plan as in effect on May 31, 1992; and

                  (2) Years of Vesting Service under the Plan pursuant to the provisions of this Schedule C; provided, however, that the Years of Vesting Service credited in no event shall be less than the "Years of Vesting Service" that would be credited to the TMI Salaried Plan Participant under the provisions of the Salaried Plan as in effect on May 31, 1992; and

                  (3) Years of Benefit Service under the Plan pursuant to the provisions of this Schedule C; provided, however, that the Years of Benefit Service credited in no event shall be less than "Years of Benefit Service" credited to the TMI Salaried Plan Participant under the provisions of the Salaried Plan as of May 31, 1992; and

                  (4) Earnings under the Plan pursuant to the provisions of this Schedule C; provided, however, that the Earnings credited in no event shall be less than "Earnings" credited to the TMI Salaried Plan Participant under the provisions of the Salaried Plan as of May 31, 1992.

Notwithstanding the forgoing provisions of this Section or any other provision of the Plan, however, in no event shall any TMI Salaried Plan Participant receive dual credit under the Plan for Earnings, Years of Eligibility Service, Years of Vesting Service or Years of Benefit Service with respect to any period.

                  7.2 Accrued Benefit. Notwithstanding any provision of the Plan to the contrary, in no event shall the Accrued Benefit under the Plan on or after May 31, 1992 of any TMI Salaried Plan Participant be less than his "Accrued Benefit" under the Salaried Plan as of May 31, 1992. Any applications, elections and waivers under the Salaried Plan that are applicable to a TMI Salaried Plan Participant's benefit transferred from the Salaried Plan to the Plan as of May 31, 1992 shall continue to be applicable to such benefit hereunder.


                                     -C29-

                                   SCHEDULE D

                        SALARIED AND HOURLY EMPLOYEES OF
                        WILLIAMS ADVANCED MATERIALS INC.

ARTICLE I. - SPECIAL DEFINITIONS

                  1.1 Definitions. The following terms when used in this Schedule D with initial capital letters shall have the following respective meanings unless the context clearly indicates otherwise.

                  (1) Accrued Benefit: The monthly benefit to which a Participant would be entitled on his Normal Retirement Date, determined as of any given date by multiplying (1) his benefit computed under Article IV on the basis of his current Final Average Monthly Compensation and the Years of Credited Service he would have if he continues to participate under this Schedule D until his Normal Retirement Date, by (2) a fraction, the numerator of which is the number of Years of Credited Service completed on such date and the denominator of which is the number of Years of Credited Service the Participant would have completed if he had continued to participate until his Normal Retirement Date.

                  (2) Actuarial Equivalent: A benefit of equivalent actuarial value to the monthly benefit payable in the single life only form commencing as of the same time as the benefit for which equivalent actuarial value is being determined, when computed in accordance with the actuarial assumptions set forth below. The basis shall be the UP-84 Table of Mortality with interest at the per annum rate from the table below, compounded annually, for conversion from the normal form of payment to any other optional form, including the automatic form, but not for calculating single-sum distributions.

                  The interest rate, to be used at the time the conversion is effective, is found from the following:

              PBGC Immediate Annuity Rate           Interest Rate
                  from 1% to 4%                             3%
                  from 4% to 5%                             4%
                  from 5% to 7%                             5%
                  from 7% to 12%                            6%
                  from 12% to 14%                           7%
                  from 14% to 18%                           8%
                  over 18%                                  9%

The PBGC Immediate Annuity Rate referred to in the above table is the rate of interest for the applicable time period in the column labeled as the immediate annuity rate found in Appendix C to Part 4022 of 29 CFR Chapter XL (Lump Sum Interest Rates for Private-Sector Payments).


                                      -D1-

                  (2A) Controlled Group: "Controlled Group" and "Controlled Group Member" shall have the respective definitions ascribed to such terms set forth in Section 1.1(7) of Article I - (Definitions and Interpretation), except that the Employer shall be substituted for the Company for purposes of such definitions with respect to periods prior to June 1, 2000.

                  (3) Covered Compensation shall mean, with respect to any Participant, the amount of compensation (rounded to the nearest whole multiple of $600) with respect to which old-age and survivors insurance benefits would be provided for him under the Social Security Act (as in effect for the year in which the Participant's employment with the Employer terminates) if for each year until he reaches age 65 his annual compensation is at least equal to the taxable wage base. For purposes of the preceding sentence "taxable wage base" means with respect to any year, the maximum amount of earnings which may be considered wages for such year under Section 3121(a)(1) of the Internal Revenue Code.

                  (4) Covered Employee shall mean an Employee of an Employer who is employed at a Buffalo, New York operation of the Employer and/or a Wheatfield, New York operation of the Employer, determined in accordance with the Employer's personnel policies in effect from time to time, provided that no Employee covered by a collective bargaining agreement, including the collective bargaining agreement between the Employer and the Teamsters Union, Local 115, shall be a Covered Employee, unless such agreement specifically provides for coverage under this Schedule D, and, provided further, that no Employee who is not treated by the Employer as an employee for purposes of Section 3401 of the Internal Revenue Code (without regard to any determination other than by the Employer that such person is or is not an employee for purposes of Section 3401 of the Internal Revenue Code and without regard to any retroactive treatment by the Employer of such person as an employee for purposes of Section 3401 of the Internal Revenue Code) shall be a Covered Employee.

                  (5) Credited Service for benefit purposes shall mean all Years of Credited Service and fractional parts of a Year of Credited Service for benefit purposes prior to December 31, 1993, plus all calendar years in which a Participant has completed at least 1,000 hours of service for the Employer after December 31, 1993. One-twelfth (1/12) of a Year of Credited Service shall be given for each month of service completed by a Participant in such a calendar year in which the Participant terminates employment in the event the Participant has not completed 1,000 hours of service for the Employer in such calendar year.

                  Credited Service for eligibility purposes shall mean all Years of Credited Service and fractional parts of a Year of Credited Service for eligibility purposes prior to December 31, 1993, plus all calendar years in which the Employee completes at least 1,000 hours of service for a Controlled Group Member after December 31, 1993 regardless of employment classification, except that service prior to attaining age eighteen (18) shall be counted only with respect to a person who is an Employee on or after June 1, 2002. For eligibility purposes, a Year of Credited Service shall also be given for the twelve (12) month period beginning with the Employee's first day of employment if the Employee completes at least 1,000 hours of service for a Controlled Group Member within such twelve (12) month period. One-twelfth (1/12th) of a Year of Credited Service shall be given for each month of


                                      -D2-
service completed by a Participant in a calendar year in which the Participant terminates employment in the event the Participant has not completed 1,000 hours of service in such calendar year. Hours of service as a leased Employee as defined in Section 6.20 (Provision Pursuant to Internal Revenue Code Section 414(n)) shall count for purposes of determining Credited Service for eligibility purposes.

                  Credited Service for vesting purposes shall mean all Years of Credited Service and fractional parts of a Year of Credited Service for vesting purposes prior to December 31, 1993, plus all calendar years in which the Employee completes at least 1,000 hours of service for a Controlled Group Member after December 31, 1993 regardless of employment classification, except that service prior to attaining age eighteen (18) shall be counted only with respect to a person who is an Employee on or after June 1, 2002. One-twelfth (1/12th) of a Year of Credited Service shall be given for each month of service completed by a Participant in such a calendar year in which the Participant terminates employment in the event the Participant has not completed 1,000 hours of service in such calendar year. Hours of service as a leased Employee as defined in
Section 6.20 (Provision Pursuant to Internal Revenue Code Section 414(n)) shall count for purposes of determining Credited Service for vesting purposes.

                  The period of employment shall not be deemed to be interrupted by absence for military service, sick leave, maternity leave, vacation leave or other leave approved in writing by the Committee which (except military service) does not exceed twelve (12) months. Absence for military service will come within the meaning of the provision only if the Participant is drafted, called, or otherwise required by law to enter military service or enlisted in lieu of being legally required to serve; and if the Participant returns to employment within three (3) months of his release from military service. Any other interruption of continuous employment of a Participant by the Employer shall constitute a break in service if the Participant does not complete more than 500 hours of service during a calendar year.

                  If a former Participant is rehired by a Controlled Group Member, the following provisions shall apply:

                  (A) If the former Participant has a one (1) year break in service, service before such break shall be disregarded until he has completed a Year of Credited Service after his return to employment with a Controlled Group Member.

                  (B) If the former Participant does not have a nonforfeitable right to a retirement benefit, years of service before a break in service shall be disregarded if the number of his consecutive one (1) year breaks in service equals or exceeds the greater of (i) 5 or (ii) the aggregate number of Years of Credited Service before such break in service. If any Years of Credited Service are not required to be taken into account by reason of a break in service to which this Section 1.1(5)(B) applies, such Years of Credited Service shall not be taken into account in applying this
      Section 1.1(5)(B) to a subsequent period of breaks in


                                      -D3-
      service. In computing the aggregate number of Years of Credited Service prior to such break in service, such Employee shall be credited with a Year of Credited Service if during the first twelve (12) months of his employment, he completes 1,000 hours of service and shall also be credited with a Year of Credited Service if he completes 1,000 hours of service in the first Plan Year following his date of hire.

                  (C)(1) For a person who is not employed as an Employee of a Controlled Group Member after April 30, 2001, the following shall apply:
      If the Participant has a nonforfeitable right to a retirement benefit, Years of Credited Service before a break in service shall be counted for purposes of eligibility and vesting, but shall not be counted for purposes of accrual of additional benefits.

                  (2) For a person who is employed as an Employee of a Controlled Group Member after April 30, 2001, the following shall apply:
      If the Participant has a nonforfeitable right to a retirement benefit, (A) Years of Credited Service before a break in service shall be counted for purposes of eligibility and vesting, (B) the monthly benefit of a Participant who shall have had more than one period of employment with the Controlled Group shall be recalculated on his latest termination of employment from the Controlled Group based on his entire period of employment (and based on his Final Average Monthly Compensation, Covered Compensation, and Credited Service at his latest termination of employment with the Controlled Group). Notwithstanding the immediately preceding sentence, the benefit shall not be less than the Employee's benefit as of his immediately preceding termination of employment with the Controlled Group as if he had not been reemployed. Any additional amount of pension earned by a Participant who is reemployed by the Controlled Group after the Participant's reemployment shall be paid only after the Participant's subsequent termination of employment from the Controlled Group, except that if the Participant's Normal Retirement Date has occurred any such additional amount of pension shall, subject to all other requirements of the Plan applicable to the commencement, duration and form of pension payments, be payable for any Month, the end of which occurs after he attains his Normal Retirement Date. Upon the subsequent termination of employment with the Controlled Group by a reemployed Participant, (i) he shall be entitled to any additional benefits to which his period of reemployment may entitle him pursuant to the provisions of Article IV and
      (ii) the pension previously commenced shall continue in the same amount and form in effect prior to the reemployment and (I) if the prior pension commencement occurred prior to the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be governed by the generally applicable provisions of the Plan as if the Participant had then first terminated employment, and (II) if the prior pension commenced after the Participant's Normal Retirement Date, any additional amount of pension payments earned by the Participant during the period of reemployment shall be paid in the same form as the payments that were previously commenced.


                                      -D4-

                  (D) (1) For a person who is not employed as an Employee of the Controlled Group after April 30, 2001, the following shall apply:

                  Anything in the Plan to the contrary notwithstanding, if the accrued benefit of a Participant who is reemployed in employment covered under this Schedule D was deemed distributed as of the date his employment terminated pursuant to Section 10.2(3) (Coverage and Participation) his Years of Credited Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment covered under this Schedule D occurring after such reemployment; provided, however, that if such Participant is reemployed in employment covered under this Schedule D not later than the occurrence of 5 consecutive 1-year breaks in service after his employment covered under this Schedule D terminated, such Participant shall be deemed to have repaid the full amount of his deemed distribution and his Years of Credited Service shall be recredited to him hereunder. Anything in the Plan to the contrary notwithstanding, if the accrued benefit of a Participant who is reemployed in employment covered under this Schedule D was distributed in a single-sum payment, his Years of Credited Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment covered under this Schedule D occurring after such reemployment.

                  (2) For a person who is employed as an Employee of the Controlled Group after April 30, 2001, the following shall apply:

                  Anything in the Plan to the contrary notwithstanding, if the accrued benefit of a Participant who is reemployed in employment covered under this Schedule D was deemed distributed as of the date his employment terminated pursuant to Section 10.2(3) (Coverage and Participation), his Years of Credited Service credited to him during such period of employment shall be disregarded for the purpose of computing the amount of any pension to which he may thereafter be entitled on account of his period of employment covered under this Schedule D occurring after such reemployment; provided, however, that if such Participant is reemployed in employment covered under this Schedule D not later than the occurrence of 5 consecutive 1-year breaks in service after his employment covered under this Schedule D terminated, such Participant shall be deemed to have repaid the full amount of his deemed distribution and his Years of Credited Service shall be recredited to him hereunder. Anything in the Plan to the contrary notwithstanding: If the accrued benefit of a Participant who is reemployed in employment covered under this Schedule D was distributed in a single-sum payment, his Years of Credited Service credited to him during such prior period of employment shall be recredited and considered in determining his monthly benefit in accordance with
      Section 1.1(5)(C). If a Participant who is reemployed has received a single-sum payment and receives Years of Credited Service upon reemployment for the period of employment for which he received the single-sum payment, the monthly benefit of the Participant


                                      -D5-
      shall be reduced (dollar for dollar) by the monthly amount of the accrued benefit with respect to which the single-sum payment was made.

                  (6) Employer shall mean Williams Advanced Materials Inc.

                  (7) Years of Credited Service, Hours of Service and Breaks in
      Service:

                  (A) A Year of Credited Service (beginning after December 31,
      1993) is defined as a year in which an Employee has at least 1,000 hours of service within whichever of the following twelve (12) month periods is applicable in the context of "Year of Credited Service" at that point:

                  (i) For eligibility purposes, the year shall be measured by the twelve (12) month period beginning with the first day of employment, provided, however, that if the Employee does not have 1,000 hours of service in such period for determining succeeding periods, eligibility shall be measured by the first calendar year starting after the Employee's employment and succeeding calendar years.

                  (ii) For vesting and benefit accrual purposes, the Year of Credited Service shall be measured by the calendar year.

                  (B) An hour of service shall be credited for:

                  (i) Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Controlled Group Member for the performance of services. These hours shall be credited to the Employee for the computation period or periods in which the services are performed; and

                  (ii) Each hour (up to a maximum of five hundred and one (501) hours for any single continuous period) for which an Employee is directly or indirectly paid or entitled to payment by a Controlled Group Member for reasons other than for the performance of duties, such as vacation, sickness, or disability. These hours shall be credited to the Employee for the computation period or periods in which payment is made or amounts payable to the Employee become due; and

                  (iii) Each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by a Controlled Group Member. These hours shall be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award, agreement or payment was made. The number of hours to be credited and the computation period for which such hours shall be credited shall be determined under Title 29, CFR, Section 2530.200b-2(b) & (c) which is hereby incorporated by reference.


                                      -D6-

                  (iv) One hour of service for each hour for which an Employee otherwise would normally have been credited but for the absence from work of the Employee for any period:

                  (a) by reason of pregnancy of the Employee,

                  (b) by reason of the birth of a child of the Employee,

                  (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

                  (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  Crediting of hours of service under this Section 1.1(7)(B)(iv) shall be limited to a maximum of 501 hours with respect to any single continuous period during which the Employee performs no duties, and such hours shall be credited to an Employee only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a one-year break in service in such period solely because the period of absence is treated as hours of service, or in any case, in the immediately following computation period. An Employee absent from work for any period described in this Section 1.1(7)(B)(iv) above shall submit to the Committee, within 60 days of his or her return to work, a written statement to establish that the absence from work was for the reasons referred to herein and the number of days for which there was such an absence. Such statement shall be filed with the Committee on forms provided by the Committee.

                  (C) A break in service will be deemed to have occurred in any calendar year in which an Employee is not credited with more than five hundred (500) continuous hours of service.


                                      -D7-

ARTICLE II. - ELIGIBILITY REQUIREMENTS FOR PARTICIPATION

                  2.1 Commencement of Participation. (1) A person who, on May 31, 2000, was a "Participant" under the Pre-2000 Restatement Plan or satisfied the eligibility requirements of the Pre-2000 Restatement Plan, and who is an Employee (or a Pensioner) on June 1, 2000, shall become, or shall continue to be, a Participant under this Schedule D on June 1, 2000.

                  (2) On or after June 1, 2000 and prior to June 1, 2002, an Employee who is not a Participant pursuant to Section 2.1(1) shall become a Participant under this Schedule D on the first day of the month following the date on which he satisfies the following eligibility requirements: (A) he is a Covered Employee, (B) he has attained age 21, and (C) he has been credited with a Year of Credited Service. On or after June 1, 2002, an Employee who is not a Participant pursuant to Section 2.1(1) or the preceding sentence shall become a Participant under this Schedule D on the date on which he satisfies the following eligibility requirements: (A) he is a Covered Employee, (B) he has attained age 21, and (C) he has been credited with a Year of Credited Service.

                  (3) If a person ceased to be a Participant under the Pre-2000 Restatement Plan prior to June 1, 2000, or ceases to be a Participant under this Schedule D on or after June 1, 2000, and he again becomes an Employee on or after June 1, 2000, he shall again become a Participant under this Schedule D as of the date he so again becomes an Employee whether or not he again becomes a Covered Employee.

                  2.2 Change in Employment Classification. Notwithstanding any other provision of this Schedule D to the contrary, in the event a person employed by a Controlled Group Member who is not in the class of employees who are eligible to participate under this Schedule D becomes a member of such class, such person's prior service with the Controlled Group Member shall be included as Credited Service in determining his eligibility to participate and vesting as if he had been a member of such class during such Credited Service, such person shall be eligible to participate on the date he becomes a member of the eligible class if he then meets the eligibility requirements, but for benefit accrual purposes service shall be taken into account (as Credited Service) only for periods during which he is a Participant. In the event a Participant becomes ineligible to participate because he ceases to be in the class of employees who are eligible to participate under this Schedule D, he shall be eligible to participate immediately upon once again becoming a member of such class, but service for benefit accrual purposes shall be taken into account (as Credited Service) only for periods during which he is a Participant.


                                      -D8-

ARTICLE III. - PENSION BENEFITS

                  3.1 Normal Retirement Pension. The "Normal Retirement Date" of a Participant shall mean the later of (a) the date on which he attains age 65, or (b) the earlier of the date the Participant has accrued five (5) Years of Credited Service or the fifth anniversary of the date the Participant commenced participation under this Schedule D or under the Pre-2000 Restatement Plan. A Participant whose employment with the Controlled Group terminates for any reason other than his death on or after his Normal Retirement Date shall be entitled to a normal retirement pension. Such a Participant's rights to a normal retirement pension shall be nonforfeitable on and after he reaches his Normal Retirement Date.

                  3.2 Early Retirement Pension. A Participant who is not entitled to a normal retirement pension under Section 3.1 and whose employment with the Controlled Group terminates for any reason other than his death after he has attained age fifty-five (55) and completed fifteen (15) or more Years of Credited Service shall be entitled to an early retirement pension.

                  3.3 Deferred Vested Pension. A Participant who is not entitled to either a normal retirement pension under Section 3.1 or an early retirement pension under Section 3.2 and whose employment with the Controlled Group terminates for any reason other than his death after he has completed five (5) or more Years of Credited Service shall be entitled to a deferred vested pension.


                                      -D9-

ARTICLE IV. - AMOUNT OF BENEFIT

                  4.1 Normal Retirement Benefit. The monthly normal retirement pension payable to a Participant entitled thereto under Section 3.1 shall be in an amount equal to (a) plus (b), adjusted as necessary under (c):

                  (a) .75% of the Participant's Final Average Monthly Compensation multiplied by the Participant's Years of Credited Service, and

                  (b) .75% of the Participant's Final Average Monthly Compensation in excess of his monthly Covered Compensation multiplied by the Participant's Years of Credited Service; but

                  (c) Notwithstanding (a) and (b) above, if a Participant participated in the Pre-2000 Restatement Plan prior to January 1, 1980, the normal retirement benefit projected for him under this Schedule D shall not be less than the accrued monthly retirement benefit projected for him under the Pre-2000 Restatement Plan as in effect before January 1, 1980.

                  4.2 Early Retirement Benefit. The monthly early retirement pension payable to a Participant entitled thereto under Section 3.2 shall be equal to the normal retirement pension benefit he had accrued in accordance with
Section 4.1, reduced for commencement thereof prior to his Normal Retirement Date (if applicable) by 1/15th per year for the first five (5) years preceding his Normal Retirement Date and by 1/30th per year for the second five years preceding his Normal Retirement Date.

                  4.3 Deferred Vested Retirement Benefit. The monthly deferred vested pension payable to a Participant entitled thereto under Section 3.3 shall be equal to the normal retirement pension he had accrued in accordance with
Section 4.1, reduced, if the Participant is eligible for commencement thereof prior to his Normal Retirement Date as provided in Section 5.1(b)(3), for commencement thereof prior to his Normal Retirement Date (if applicable) by 1/15th per year for the first five (5) years preceding his Normal Retirement Date and by 1/30th per year for the second five years preceding his Normal Retirement Date.

                  4.4 Late Retirement Benefit. Notwithstanding Section 4.1, the monthly benefit payable to a Participant retiring after his Normal Retirement Date shall be not less than the normal retirement pension he had accrued under this Schedule D in accordance with Section 4.1 up to his Normal Retirement Date increased to the Actuarial Equivalent amount thereof to reflect the later commencement of the payment of the monthly benefit determined in accordance with the actuarial assumptions in effect at his Normal Retirement Date used to convert a normal form of payment to an optional form of payment other than a single-sum distribution.

                  4.5 Annual Compensation. (a) "Annual Compensation" shall mean
(1) for years beginning prior to January 1, 1998, the rate of annual basic compensation paid by


                                     -D10-
the Employer or, effective as of March 23, 1995 and only for those Employees employed on or after that date, another Controlled Group Member (but only during the period that it is a Controlled Group Member and provided that this change shall not reduce any Employee's accrued benefit determined as of the date immediately prior to March 23, 1995 under the provisions of the Pre-2000 Restatement Plan then in effect), to an Employee as of September 1 of each year excluding overtime payments, bonuses and commissions, provided, however, that with respect to a salesman, commissions paid in the calendar year immediately preceding such September 1 shall be included in his Annual Compensation; and (2) for years beginning on and after January 1, 1998, the rate of annual basic compensation paid by the Employer or, effective as of March 23, 1995 and only for those Employees employed on or after that date, another Controlled Group Member (but only during the period that it is a Controlled Group Member and provided that this change shall not reduce any Employee's accrued benefit determined as of the date immediately prior to March 23, 1995 under the provisions of the Pre-2000 Restatement Plan then in effect), to an Employee as of September 1 of each year excluding overtime payments, bonuses and commissions; provided, however, that with respect to a salesman, commissions paid in the calendar year immediately preceding such September 1 shall be included in his Annual Compensation; and, provided further, that effective as of September 1, 1998 and only for Employees employed on or after that date, incentive compensation paid in the 12 months immediately preceding such September 1 pursuant to any incentive compensation plan (or any similar plan) of any Controlled Group Member, as from time to time in effect, shall be included in his Annual Compensation, except that incentive compensation paid prior to January 1, 1998 shall not be included; and, provided further, that effective as of September 1, 1998 and only for Employees employed on or after that date, an amount that is includible in an Employee's gross income for Federal income tax purposes, as a result of performance restricted shares granted to the Employee under the Brush Wellman Inc. 1995 Stock Incentive Plan, as amended or the Brush Engineered Materials Inc. 1995 Stock Incentive Plan, as amended (the "1995 Stock Plan") being not, or no longer being, subject to a substantial risk of forfeiture or restriction on transfer under the 1995 Stock Plan, as a result of payment under the 1995 Stock Plan by a Controlled Group Member to the Employee in respect of performance shares granted to the Employee under the 1995 Stock Plan, or as a result of payment under the 1995 Stock Plan by a Controlled Group Member to the Employee in respect of performance units granted to the Employee under the 1995 Stock Plan, except for any such amount in respect of dividends or other distributions or dividend equivalents or equivalents to other distributions with respect to such performance restricted shares, performance shares, or performance units, during the 12 months immediately preceding September 1 of each year shall be included in his Annual Compensation, except that any amount so includible prior to January 1, 1998 shall not be included; provided, however, that in determining the amount of any such Annual Compensation and the time at which any such amount is includible in gross income, any election pursuant to Section 83(b) of the Internal Revenue Code shall be disregarded. Annual Compensation shall not be affected by salary reduction arrangements pursuant to Section 401(k) and/or Section 125 of the Internal Revenue Code.

                  (b) Notwithstanding the foregoing, the annual earnings for the period ending December 25, 1964 with respect to a Participant who was employed by H. D. Justi &


                                     -D11-

Son, Inc. immediately prior to March 17, 1964 shall be 75% of such Participant's rate of annual earnings on March 17, 1964.

                  (c) "Final Average Monthly Compensation" shall mean (i) for a person who is not employed as an Employee of the Controlled Group after April 30, 2001, the average of the highest five consecutive years of Annual Compensation earned by a Participant during the ten years immediately preceding any date on which benefits are calculated, divided by sixty or, if he has fewer than five consecutive years of service prior to such date, the average of his Annual Compensation for the number of his actual consecutive years of service prior to such date, and (ii) for a person who is employed as an Employee of the Controlled Group after April 30, 2001, the average of the highest five consecutive years of Annual Compensation earned by a Participant preceding any date on which benefits are calculated, divided by sixty or, if he has fewer than five consecutive years of service prior to such date, the average of his Annual Compensation for the number of his actual consecutive years of service prior to such date.


                                     -D12-

ARTICLE V. - PAYMENT OF RETIREMENT BENEFITS

                  5.1 Retirement Benefit Commencement Date. (a) All pension benefits shall be payable commencing as of a Participant's "Retirement Benefit Commencement Date" (as hereafter defined).

            (b) "Retirement Benefit Commencement Date," for a Participant who is eligible for a pension benefit as determined under Article III, means the date for commencement of monthly retirement income, which will be the later of the first day of the appropriate month following the date on which the Participant has made timely and proper application therefor (taking into account the election period required under Section 5.4 or Section 5.4A), and whichever is applicable of the following:

                  (1) with respect to a normal retirement pension -- (A) in the case of a Participant who commenced participation under this Schedule D prior to June 1, 2002, the first day of the month coinciding with or following the date on which occurs the Participant's termination of employment with the Controlled Group; and (B) in the case of a Participant who commenced participation under this Schedule D on or after June 1, 2002, the first day of the month following the date on which occurs the Participant's termination of employment with the Controlled Group;

                  (2) with respect to an early retirement pension, the first day of the month following the date on which occurs the Participant's termination of employment with the Controlled Group; and

                  (3) with respect to a deferred vested pension -- (A) if the Participant has fewer than 15 Years of Credited Service -- (i) in the case of a Participant who commenced participation under this Schedule D prior to June 1, 2002, the first day of the month coinciding with or following the date on which the participant attains age 65; and (ii) in the case of a Participant who commenced participation under this Schedule D on or after June 1, 2002, the first day of the month following the date on which the Participant attains age 65; or (B) if the Participant has 15 or more Years of Credited Service, the first day of the month following the date on which the Participant attains age 55.

            (c) Provided that proper application therefor has been made, payment of benefits under this Schedule D will begin not later than the sixtieth day after the latest of the close of the Plan Year in which:

                  (1)   the date on which the Participant attains age 65, or


                                     -D13-

                  (2) the Participant's employment with the Controlled Group terminates.

Provided, however, that payment of benefits shall commence no later than the "required beginning date" specified in accordance with Section 6.14 (Provision Pursuant to Internal Revenue Code Section 401(a)(9)).

                  5.2 Normal Method of Payment - Unmarried Participant. Retirement benefits payable to an unmarried Participant shall be paid in monthly installments beginning upon the Participant's Retirement Benefit Commencement Date and terminating with the monthly payment coinciding with or next preceding the date of death of the Participant.

                  5.3 Normal Method of Payment - Married Participant. The normal method of payment for a married Participant shall be in the form of a joint and survivor annuity which has the Actuarial Equivalent value of the normal retirement pension which would be payable to him if he were an unmarried Participant and shall provide that a reduced monthly pension will be payable to the married Participant beginning upon the Participant's Retirement Benefit Commencement Date, with the provision that after his death, monthly pension payments equal to one-half (1/2) of the reduced pension would continue to be paid to, and during the lifetime of, the Spouse of the married Participant.

                  5.4 Married Participant's Options. A married Participant may elect pursuant to subsections (a) through (d) a different method of payment as hereinafter provided.

                  (a) A married Participant may elect not to have his benefit paid under the joint and survivor annuity during the election period described in subsection (b) below by filing with the Committee such form as it may prescribe. The consent of the Participant's Spouse shall be required for this election, and the Spouse's consent shall acknowledge the effect of such election and shall be witnessed by a Plan representative or a notary public. Any consent by a Spouse under the preceding sentence shall be effective only with respect to such Spouse.

                  Any election made by a Participant under this subsection not to have his benefit paid under the joint and survivor annuity may be revoked in writing during the election period. Another such election may be made during the election period after the revocation of a prior election.

                  If a Participant elects under this subsection not to have his benefit payable under the joint and survivor annuity, the benefit shall be paid in the form prescribed in Section 5.2, unless the Participant elects to receive the Actuarial Equivalent of the benefit under an option set forth in Section 5.5.

                  The above election/revocation options will also apply to the qualified preretirement survivor annuity as described in Section 5.7 in accordance with the election period described in Section 5.4(b).


                                     -D14-

                  (b) The election period shall commence on the date on which the Committee furnishes the Participant with the information described in subsection (c)(i) and end on the date on which his benefit payments begin. If the information described in subsection (c)(i) is furnished to the Participant less than 90 days before the commencement of benefits, the election period shall be extended to include a period of 90 days after such information is furnished to the Participant.

                  If a Participant requests the additional information described in subsection (c)(ii) on or before the last day of the election period, the election period shall be extended to the extent necessary to include the 90 day period immediately following the day the requested additional information is personally delivered or mailed to the Participant.

                  In the case of an election to waive the qualified preretirement survivor annuity, the election period shall begin on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death.

                  In the case of a Participant who is separated from service, the applicable election period under the paragraph above with respect to benefits accrued before the date of such separation from service shall not begin later than such date.

                  (c)(i) The Committee shall furnish the Participant with the following information:

                  (A) a general description of the joint and survivor annuity, the circumstances under which it will be provided unless the Participant elects not to have his benefit paid in that form as provided in subsection (a), and the availability of such election; and

                  (B) a general explanation of the relative financial effect on a Participant's benefit of the election set forth in subsection (a).

                  (c)(ii) Upon the written request of a Participant filed with the Committee during the election period, the Committee shall also furnish the Participant with a written explanation of the terms and conditions of the joint and survivor annuity and a computation of the financial effect on the Participant's benefit of any election under subsection (a). No more than one request may be made by a Participant under this provision.

                  (d) Anything herein to the contrary notwithstanding, if the election period is extended beyond the date on which benefits are to commence, the commencement of benefit payments to the Participant shall be delayed until the expiration of such election period. At such time, benefits shall be paid retroactively to the date on which they were to commence, but without interest.


                                     -D15-

                  5.4A Unmarried Participant's Options. An unmarried Participant may elect pursuant to subsections (a) through (d) a different method of payment as hereinafter provided.

                  (a) An unmarried Participant may elect not to have his benefit paid under the single life annuity form during the election period described in subsection (b) below by filing with the Committee such form as it may prescribe.

                  Any election made by a Participant under this subsection not to have his benefit paid under the single life annuity form may be revoked in writing during the election period. Another such election may be made during the election period after the revocation of a prior election.

                  If a Participant elects under this subsection not to have his benefit payable under the single life annuity form, the benefit shall be paid in the form the Participant elects under an option set forth in Section 5.5.

                  (b) The election period shall commence on the date on which the Committee furnishes the Participant with the information described in subsection (c)(i) and end on the date on which his benefit payments begin. If the information described in subsection (c)(i) is furnished to the Participant less than 90 days before the commencement of benefits, the election period shall be extended to include a period of 90 days after such information is furnished to the Participant.

                  If a Participant requests the additional information described in subsection (c)(ii) on or before the last day of the election period, the election period shall be extended to the extent necessary to include the 90 day period immediately following the day the requested additional information is personally delivered or mailed to the Participant.

                  (c)(i) The Committee shall furnish the Participant with the following information:

                  (A) a general description of the single life annuity form, the circumstances under which it will be provided unless the Participant elects not to have his benefit paid in that form as provided in subsection
      (a), and the availability of such election; and

                  (B) a general explanation of the relative financial effect on a Participant's benefit of the election set forth in subsection (a).

(c)(ii) Upon the written request of a Participant filed with the Committee during the election period, the Committee shall also furnish the Participant with a written explanation of the terms and conditions of the single life annuity form and a computation of the


                                     -D16-
financial effect on the Participant's benefit of any election under subsection
(a). No more than one request may be made by a Participant under this provision.

                  (d) Anything herein to the contrary notwithstanding, if the election period is extended beyond the date on which benefits are to commence, the commencement of benefit payments to the Participant shall be delayed until the expiration of such election period. At such time, benefits shall be paid retroactively to the date on which they were to commence, but without interest.

                  5.5 Optional Forms of Payment. Optional forms of payment that may be elected pursuant to Section 5.4 or Section 5.4A are as follows:

                  Option A. A Participant may elect to receive a reduced retirement benefit to commence on his Retirement Benefit Commencement Date payable monthly during his lifetime and terminating with the monthly payment coinciding with or next preceding the date of his death with the provision that no less than 120 monthly payments or in the alternative no less than 180 monthly payments shall be made in any event to him and/or such provisional payee as he may have designated, such election shall be made by written notice to the Committee on a form to be furnished by the Committee. The reduced retirement benefit shall be the Actuarial Equivalent of the benefit the Participant would have received at his Retirement Benefit Commencement Date, computed in accordance with Article IV.

                  If the Participant elects this Option and dies before his Retirement Benefit Commencement Date, no benefit shall be payable to his provisional payee.

                  If a Participant who continues employment with the Controlled Group after his Normal Retirement Date dies prior to his Retirement Benefit Commencement Date, the first installment of the retirement benefit under this Option payable for 120 months or 180 months as the case may be shall become payable to his provisional payee on the first day of the month coinciding with or next following the date of death of the Participant.

                  If the provisional payee dies before the Participant's Retirement Benefit Commencement Date, the election of this Option shall become void unless the Participant designates a new provisional payee under this Option A prior to his Retirement Benefit Commencement Date.

                  In the event of the death of the Participant and his provisional payee after the Participant's Retirement Benefit Commencement Date but before such 120 monthly payments or 180 monthly payments, as the case may be, have been made, the commuted value of the balance shall be paid in a lump sum to the estate of the last survivor of such Participant and provisional payee.

                  The election of this Option A may be rescinded by the Participant at any time prior to his Retirement Benefit Commencement Date, and the designation of a provisional payee may be changed at any time prior to the Participant's death.


                                     -D17-

                  Option B. A Participant may elect to receive a reduced retirement benefit to commence on his Retirement Benefit Commencement Date payable monthly during his lifetime with payments to continue after his death in full or at 66-2/3% or at 50% to a contingent annuitant designated by the Participant. If the contingent annuitant designated by the Participant is a person other than the spouse of the Participant, the election of Option B shall be void and of no effect unless at his Retirement Benefit Commencement Date, it is actuarially anticipated that the Participant will receive more than one-half of the proceeds of his retirement benefits during the period of his life expectancy. Such election shall be made by written notice to the Committee on a form to be furnished by the Committee. The reduced retirement benefit shall be the Actuarial Equivalent of the benefit the Participant would have received at his Retirement Benefit Commencement Date, computed in accordance with Article
IV. Benefit payments under this Option B shall terminate with the monthly payment coinciding with or next preceding the date of death of the survivor of the Participant and his contingent annuitant. Notwithstanding any provisions in this Schedule D for the monthly payment of a retirement benefit under this Option B to a Participant or contingent annuitant, if such monthly payment is to be less than $10 the election shall become void and of no effect.

                  If the Participant elects this Option and dies before his Retirement Benefit Commencement Date, no benefit shall be payable to the contingent annuitant.

                  If the contingent annuitant dies before the Participant's Retirement Benefit Commencement Date, the election of this Option shall be void and the Participant's retirement benefit shall be payable as if such election had not been made. Subject to the foregoing limitations of this Option B, such Participant may make a new election under this Option B.

                  If a Participant, who continues employment with the Controlled Group after his Normal Retirement Date, dies prior to his Retirement Benefit Commencement Date, the retirement benefit payable to his contingent annuitant under this Option B shall commence on the first day of the month coinciding with or next following the date of death of the Participant.

                  If the contingent annuitant dies after the Participant's Normal Retirement Date and prior to his Retirement Benefit Commencement Date, this election shall become void.

                  The election of this Option B may be rescinded by the Participant at any time prior to his Retirement Benefit Commencement Date.

                  5.6 Small Payment Provisions. In the event that any benefit payments under the foregoing paragraphs amount to less than $10 per month, then such payments may be made on a quarterly, semi-annual, or annual basis as determined by the Committee.

                  5.7 Qualified Preretirement Survivor Annuity. (a) In the event that a Participant has elected a Joint and Survivor Annuity under the provisions of Option B of Section 5.5 or a married Participant entitled to a Joint and Survivor Annuity under the provisions of Section 5.3 who has not elected a different form of benefit under Section 5.5 dies after becoming entitled to an early retirement pension under the provisions of Section 3.2 but before


                                     -D18-
his Retirement Benefit Commencement Date, his surviving Spouse shall be entitled to receive a monthly pension in the same amount as if the Participant had retired on the day prior to his death.

                  (b) Upon the death of a married Participant who is not described in Section 5.7(a) and who has a vested benefit under this Schedule D before his Retirement Benefit Commencement Date, unless an election is made under Section 5.4, the Participant's surviving Spouse shall be entitled to receive a monthly benefit in the form of a "qualified preretirement survivor annuity."

                  For purposes of this subsection, the term "qualified preretirement survivor annuity" means a survivor annuity for the life of the surviving Spouse of the Participant if the payments to the surviving Spouse under such annuity are not less than the amounts which would be payable as a survivor annuity under the qualified joint and survivor annuity under Section
5.3 if

                  (i) in the case of a Participant who dies after the date on which the Participant attained the earliest benefit commencement age, such Participant had begun to receive an immediate qualified joint and survivor annuity on the day before the Participant's date of death, or

                  (ii) in the case of a Participant who dies on or before the date on which the Participant would have attained the earliest benefit commencement age, such Participant had -

                        (I) separated from service on the date of the death,

                        (II) survived to the earliest benefit commencement age,

                        (III) begun to receive an immediate qualified joint and
            survivor annuity at the earliest benefit commencement age, and

                        (IV) died on the day after the day on which such
            Participant would have attained the earliest benefit commencement age.

The earliest period for which the surviving spouse may receive a payment under such annuity is not later than the month in which the Participant would have attained the earliest benefit commencement age.

                  Notwithstanding the preceding, a qualified preretirement survivor annuity will not be provided unless the Participant and Spouse have been married throughout the one-year period ending on the date of the Participant's death.


                                     -D19-

                  (b) To the extent required by and consistent with Treasury regulations, the Committee shall provide to each Participant a written explanation with respect to the qualified preretirement survivor annuity comparable to that required under Section 5.4(c).

                  (c) If part of a Participant's pension has commenced, the qualified pre-retirement survivor annuity described in this Section 5.7 shall not apply with respect to that part of the Participant's pension that has commenced.

                  5.8 TEFRA Distribution Election. Notwithstanding the provisions of Section 6.14 (Provision Pursuant to Internal Revenue Code Section 401(a)(9)), the latest permitted commencement date described in Section 6.14 shall not apply if the Participant who had accrued a benefit as of December 31, 1983 filed a written designation with the Committee of the Pre-2000 Restatement Plan prior to January 1, 1984 electing a later commencement date. Any such election shall specify the date upon which payment shall be made and the method of distribution. Such election may be revoked by the Participant, by filing a written revocation with the Committee. If after December 31, 1983 a qualified joint and survivor annuity is effective which is inconsistent with the elected commencement date or elected distribution method, it will be deemed to be an automatic revocation of such election.